                                                                     EXHIBIT 4.2
--------------------------------------------------------------------------------

                           SECOND AMENDED AND RESTATED
                                TERMS SUPPLEMENT
                                     TO THE
                           SECOND AMENDED AND RESTATED
                               INDENTURE OF TRUST
                            Dated as of June 1, 1999,

                                  by and among

                       STUDENT LOAN FUNDING 1998-A/B TRUST
                          A DELAWARE COMMON LAW TRUST,

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                  NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
               CO-OWNER ELIGIBLE LENDER TRUSTEE FOR THE BENEFIT OF
                      STUDENT LOAN FUNDING 1998-A/B TRUST,

                                       and

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                              as Indenture Trustee

                            Dated as of June 1, 1999

                                    Securing

                     STUDENT LOAN SENIOR ASSET-BACKED NOTES,
                                   SERIES A-3
                             (LIBOR FLOATING RATE),

                STUDENT LOAN SENIOR ASSET-BACKED CALLABLE NOTES,
                      SERIES A-4, SERIES A-5 AND SERIES A-6
                                 (AUCTION RATE)
                                       and
                  STUDENT LOAN SUBORDINATE ASSET-BACKED NOTES,
                                   SERIES B-3
                                  (FIXED RATE)
                                       OF
                       STUDENT LOAN FUNDING 1998-A/B TRUST


--------------------------------------------------------------------------------

                                                                     EXHIBIT 4.2



                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS


                                   ARTICLE II
                  AUTHORIZATION, TERMS AND PROVISIONS OF NOTES
                                                                                                                 PAGE
         SECTION 2.01  Authorization of Notes; Notes to Constitute Special Notes                                  23

         SECTION 2.02  Terms of Notes                                                                             24

         SECTION 2.03  Determination of Series Interest Rates on the Notes                                        29

           SECTION 2.03.1  Determination of the Series Interest Rate on the Series A-3 Notes                      29

           SECTION 2.03.2  Determination of the Series Interest Rate on the Auction Rate Notes                    29
             SECTION 2.03.2.1  Auction Procedures                                                                 31
             SECTION 2.03.2.2  Application of Interest Payments for the Auction Rate Notes                        40
             SECTION 2.03.2.3  Calculation of Maximum Auction Rate, All Hold Rate, Net Loan Rate,
                               Applicable LIBOR Rate and Non-Payment Rate                                         41
             SECTION 2.03.2.4  Notification of Rates, Amounts and Payment Dates                                   42
             SECTION 2.03.2.5  Auction Agent                                                                      43
             SECTION 2.03.2.6. Broker-Dealers                                                                     43
             SECTION 2.03.2.7  Changes in Auction Period or Periods                                               44
             SECTION 2.03.2.8  Changes in the Interest Determination Date                                         45
             SECTION 2.03.2.9  Auction Period Conversions                                                         47
             SECTION 2.03.2.10 Mandatory Tender and Purchase of Series Auction Rate Notes in connection with
                               Auction Period Conversion                                                          49
             SECTION 2.03.2.11  Remarketing Agent Notes                                                           49
           SECTION 2.03.3  Determination of Series Interest Rate on the Series B-3 Notes                          49
           SECTION 2.03.4  Carryover Interest                                                                     49
           SECTION 2.03.5  Additional Provisions Regarding Series Interest Rate                                   50

         SECTION 2.04   Forms of Notes and Instructions for Payment                                               51

         SECTION 2.05   Transfer Restrictions                                                                     51

         SECTION 2.06.  Legends on Notes                                                                          55

         SECTION 2.07.  Legends on Global Securities                                                             56

         SECTION 2.08.  Certification Forms                                                                      56


                                   ARTICLE III
                             REDEMPTION OF THE NOTES

         SECTION 3.01  Redemption of Notes in General                                                            57

         SECTION 3.02  Auction of Financed Student Loans; Redemption of Outstanding
                       Notes from Auction Proceeds prior to the Legal Final Maturity                             57

         SECTION 3.03  Optional Redemption of Notes prior to the Legal Final Maturity                            58


                                   ARTICLE IV
   Disposition of Proceeds of the Notes; Collection Account; Acquisition Fund

         SECTION 4.01  Disposition of Proceeds of the Notes                                                      60

         SECTION 4.02  Disposition of Collection Account                                                         60

         SECTION 4.03  Transfer of Proceeds in the Acquisition Fund                                              65


                                    ARTICLE V
                                  MISCELLANEOUS

         SECTION 5.01 Adoption of this Terms Supplement                                                          66

         SECTION 5.02  Effect of Terms Supplement on Indenture                                                   66

         SECTION 5.03  Execution of Counterparts                                                                 66

         SECTION 5.04  Governing Law                                                                             66


SCHEDULE I        Terms of Senior Notes; Terms of Subordinate Notes

Exhibit A         Distribution Statement
Exhibit B         Form of Senior LIBOR Floating Rate Note (Unregistered Note)
Exhibit C         Form of Senior Auction Rate Note (Unregistered Note)
Exhibit D         Form of Subordinate Note (Unregistered Note)
Exhibit E         Instruction for Payment of Interest
Exhibit F         Notice of Payment Default

Exhibit G         Notice of Cure of Payment Default
Exhibit H         Notice of Proposed Auction Period Adjustment
Exhibit I         Notice Establishing Auction Period Adjustment
Exhibit J         Notice of Change in Rate Determination Date
Exhibit K         Notice of Proposed Auction Period Conversion
Exhibit L         Notice Establishing Auction Period Conversion
Exhibit M         Form of Transfer Certificate for Transfer From Restricted
                  Global Security to Regulation S Global Security
Exhibit N         Form of Transfer Certificates for Transfer From Regulation S
                  Global Security to Restricted Global Security
Exhibit O         Form of Senior LIBOR Floating Rate Note (Registered Note)
                  Exhibit P Form of Senior Auction Rate Note (Registered Note)
Exhibit Q         Form of Subordinate Note (Registered Note)

                                                                     EXHIBIT 4.2




                           SECOND AMENDED AND RESTATED
                                TERMS SUPPLEMENT


                  THIS SECOND AMENDED AND RESTATED TERMS SUPPLEMENT, dated as of June 1, 1999 (this "Terms Supplement"), by and among STUDENT LOAN FUNDING 1998-A/B TRUST, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (the "Delaware Trust" or the "Issuer") by Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as co-owner trustee of the Delaware Trust (the "Co-Owner Trustee"), FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely in its capacity as the initial eligible lender holding title to the Financed Student Loans for the benefit of the Delaware Trust (the "Initial Co-Owner Eligible Lender Trustee"), and FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, having its principal corporate trust office in Cincinnati, Ohio (the "Indenture Trustee"), as Indenture Trustee under that certain Second Amended and Restated Indenture of Trust, dated as of June 1, 1999 (as hereafter amended and supplemented by Supplemental Indentures, the "Base Indenture"), among the Delaware Trust, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee, amends and restates that certain First Amended and Restated Terms Supplement, dated as of March 15, 1999 (the "First Restated Terms Supplement") by and among the Delaware Trust, the Initial Co-Owner Trustee and the Indenture Trustee, which amended and restated that certain Terms Supplement, dated as of December 1, 1998 (the "Original Terms Supplement"), by and among Student Loan Funding LLC, a limited liability company formed under the laws of the State of Delaware (the "Original Issuer"), Firstar Bank, National Association (successor by merger to Star Bank, National Association), not in its individual capacity, but solely as initial eligible lender trustee for the benefit of the Original Issuer ("Original Initial ELT"), and the Indenture Trustee and, as such, amends and supplements the Base Indenture (as amended and supplemented by this Terms Supplement, the "Indenture"). References in this Terms Supplement to the name "Student Loan Funding 1998-A/B Trust" or to the terms "Delaware Trust" or the "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Delaware Trust. Words and terms used as defined words and terms herein and not otherwise defined herein shall have the meanings given them in the Base Indenture.

                                   WITNESSETH:

                  WHEREAS, Section 2.1 of the Original Base Indenture provides, among other things, that the Original Issuer, each Eligible Lender Trustee and the Indenture Trustee shall enter into the Original Terms Supplement thereto for the purposes of (i) authorizing the issuance of a Series of Notes thereunder and
(ii) specifying certain terms of such Notes; and

                  WHEREAS, pursuant to certain exemptions under the Securities Act, the Original

Issuer provided under the Original Terms Supplement for the issuance of (i) its Student Loan Senior Asset-Backed Notes, Series 1998A-3 (LIBOR Floating Rate) (the "Series 1998A-3 Notes"), (ii) Student Loan Senior Asset-Backed Callable Notes, Series 1998A-4 (Auction Rate) (the "Series 1998A-4 Notes"), (iii) its Student Loan Senior Asset-Backed Callable Notes, Series 1998A-5 (Auction Rate) (the "Series 1998A-5 Notes"), (iv) its Student Loan Senior Asset-Backed Callable Notes, Series 1998A-6 (Auction Rate) (the "Series 1998A-6 Notes" and, collectively with the Series 1998A-3 Notes, the Series 1998A-4 Notes and the Series 1998A-5 Notes, the "Unregistered Senior Notes") and (iv) its Student Loan Subordinate Asset-Backed Notes, Series B-3 (Fixed Rate) (the "Unregistered Subordinate Notes" and, collectively with the Unregistered Senior Notes, the "Unregistered Notes"); and

                  WHEREAS, in connection with the execution and delivery of the Transfer and Sale Agreement pursuant to which the Original Issuer, together with the Original Initial ELT at the direction of the Original Issuer, transferred the Trust Estate and the Ancillary Agreements to the Issuer and the Initial Co-Owner Eligible Lender Trustee in consideration of their assumption of all of the obligations of the Original Issuer and the Original Initial ELT under the Unregistered Notes and the Original Indenture, the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee executed and delivered the First Amended and Restated Indenture of Trust and the First Amended and Restated Terms Supplement, each dated as of March 15, 1999, in order to evidence the effect of the transfer and sale on the Original Indenture and to confirm the issuance of each Series of the Unregistered Notes and the terms upon which each Series of the Unregistered Notes has been issued and is Outstanding;

                  WHEREAS, in connection with the consummation of the Exchange Offer, the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee are executing and delivering the Base Indenture, and now desire to execute and deliver this Second Amended and Restated Terms Supplement in order to (a) provide for the issuance of each Series of the Registered Notes and the terms upon which each such Series of the Registered Notes will be issued and Outstanding upon the consummation of the Exchange Offer and (b) confirm the issuance of each Series of the Unregistered Notes and the terms upon which each Series of the Unregistered Notes has been issued and will remain Outstanding upon the consummation of the Exchange Offer;

                  NOW, THEREFORE, THIS SECOND AMENDED AND RESTATED TERMS SUPPLEMENT WITNESSETH:

                  That it is hereby mutually covenanted and agreed that the terms and conditions upon which each Series of the Notes have been executed, authenticated, issued, delivered, secured and accepted by all Persons who shall from time to time be or become the Holders thereof, and the trusts and conditions upon which the Trust Estate is to be held and disbursed, are as set forth herein and in the Base Indenture:

                                    ARTICLE I

                                   DEFINITIONS

                  Unless the context shall clearly indicate some other meaning or may otherwise require, the terms defined in this Article I shall, for all purposes of the Base Indenture and of any indenture or other instrument amendatory or supplemental thereto, have the meanings herein specified (terms used herein as defined terms and not defined herein, shall have the meanings ascribed thereto in the Base Indenture):

                  "ACCREDITED INVESTOR" shall have the meaning specified in
Section 2.02 hereof.

                  "AGENT MEMBER" with respect to any Global Security shall mean a member of or participant in the Depository for such Global Security.

                  "AGENT MEMBER TRANSFEREE" shall have the meaning specified in
Section 2.05(c)(i) hereof.

                  "AGENT MEMBER TRANSFEROR" shall have the meaning specified in
Section 2.05(c)(i) hereof.

                  "ALL HOLD RATE" shall mean eighty-five percent (85%) of the Applicable LIBOR Rate.

                  "APPLICABLE LIBOR RATE" shall mean (a) for Auction Periods of 35 days or less, One-Month LIBOR, (b) for Auction Periods of more than 35 days but less than 91 days, Three-Month LIBOR, (c) for Auction Periods of more than 90 days but less than 181 days, Six-Month LIBOR, and (d) for Auction Periods of more than 180 days, One-Year LIBOR. As used in this definition and otherwise herein, the terms "Three-Month LIBOR," "Six-Month LIBOR" or "One-Year LIBOR," means the rate of interest per annum equal to the rate per annum with respect to United States dollar deposits in the London interbank market having a maturity of three months, six months or one year, respectively.

                  "APPLICABLE PROCEDURES" shall mean, with respect to any transfer or exchange of a beneficial interest in a Global Security, the rules and procedures of the Depository for such Global Security, Euroclear and Cedel to the extent the same are applicable to such transfer and exchange.

                  "AUCTION" shall mean the implementation of the Auction Procedures on an Interest Determination Date.

                  "AUCTION AGENT" shall mean with respect to the Auction Rate Notes, the Initial Auction Agent unless and until a Substitute Auction Agent Agreement becomes effective, after which the Auction Agent shall mean the Substitute Auction Agent.

                  "AUCTION AGENT AGREEMENT" shall mean with respect to the Auction Rate Notes, the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which Auction Agent Agreement shall mean such Substitute Auction Agent Agreement.

                  "AUCTION AGENT FEE" shall have the meaning set forth in the applicable Auction Agent Agreement.

                  "AUCTION AGENT FEE RATE" shall have the meaning set forth in the applicable Auction Agent Agreement.

                  "AUCTION PERIOD" shall mean with respect to each Series of Auction Rate Notes, a period generally consisting of twenty-eight (28) days beginning on a Thursday and ending on the fourth Wednesday thereafter, as the same may be changed pursuant to Section 2.03.2.7 hereof.

                  "AUCTION PERIOD ADJUSTMENT" shall mean with respect to a Series of Auction Rate Notes, the change, from time to time, in the length of an Auction Period and, specifically, (i) with respect to an Auction Period between seven (7) and ninety-one (91) days, inclusive, from such an Auction Period to any other Auction Period between seven (7) and ninety-one (91) days, inclusive, or (ii) with respect to an Auction Period between ninety-two (92) days and the Legal Final Maturity of a Series of Auction Rate Notes, inclusive, from such an Auction Period to an Auction Period between ninety-two (92) days and the Legal Final Maturity of a Series of Auction Rate Notes, inclusive, if such latter Auction Period is no more than three (3) months shorter or no more than three
(3) months longer than the Auction Period for such series of Auction Rate Notes established either at the initial issuance of such Series of Auction Rate Notes or pursuant to an Auction Period Conversion, whichever has occurred most recently.

                  "AUCTION PERIOD COMMENCEMENT DATE" shall mean, with respect to the Auction Rate Notes, the first Business Day following each Interest Determination Date.

                  "AUCTION PERIOD CONVERSION" shall mean with respect to a Series of Auction Rate Notes, the change in the length of an Auction Period (i) from an Auction Period between seven (7) and ninety-one (91) days, inclusive, to an Auction Period between ninety-two (92) days and the Legal Final Maturity of such Series of Auction Rate Notes, inclusive, (ii) from an Auction Period between ninety-two (92) days and the Legal Final Maturity of such Series of Auction Rate Notes, inclusive, to an Auction Period between seven (7) and ninety-one (91) days, inclusive, or (iii) from an Auction Period between ninety-two (92) days and the Legal Final Maturity of such Series of Auction Rate Notes, inclusive, to an Auction Period between ninety-two (92) days and the Legal Final Maturity of such Series of Auction Rate Notes, inclusive, if such latter Auction Period is at least three (3) months shorter or at least three (3) months longer than the Auction Period for such Series of Auction Rate Notes established either upon initial issuance of such Series of Auction Rate Notes or pursuant to an Auction Period Conversion, whichever has occurred most recently.

                  "AUCTION PERIOD CONVERSION DATE" shall mean, with respect to a Series of Auction Rate Notes, the date on which an Auction Period Conversion is effective which shall be an

Auction Period Distribution Date.

                  "AUCTION PERIOD DISTRIBUTION DATE" shall mean, with respect to a Series of Auction Rate Notes, the Business Day immediately following the expiration of each related Auction Period, commencing on the Initial Distribution Date for each Series of Auction Rate Notes; provided, however, that in connection with any Auction Period Adjustment or Auction Period Conversion, the Auction Period Distribution Date may be changed.

                  "AUCTION PROCEDURES" shall mean the procedures set forth in
Section 2.03.2 hereof.

                  "AUCTION RATE" shall mean with respect to the Series Interest Rate on a Series of Auction Rate Notes, the interest rate that results from implementation of the applicable Auction Procedures.

                  "AUCTION RATE NOTEHOLDERS" shall mean the Holders of Auction Rate Notes.

                  "AUCTION RATE NOTES" shall mean collectively, the Series A-4 Notes, the Series A-5 Notes and the Series A-6 Notes.

                  "AUTHORIZED DENOMINATIONS" shall mean (a) with respect to the Series A-3 Notes and the Series B-3 Notes, (i) as applicable solely in connection with the original issuance of each such Series of Notes, $50,000 and integral multiples of $1,000 in excess thereof and (ii) after distribution of principal in accordance with Section 5.5.2 of the Base Indenture, the Outstanding principal amount that results after such distribution, and (b) with respect to the Auction Rate Notes, $50,000 and integral multiples of $50,000 in excess thereof.

                  "BID AUCTION RATE" shall have the meaning described in Section 2.03.2.1(c)(i) hereof.

                  "BIDDER" shall have the meaning set forth in Section 2.03.2.1(a)(i) hereof.

                  "BOOK-ENTRY FORM" or "BOOK-ENTRY SYSTEM" shall mean a form or system under which (i) the beneficial right to principal and interest may be transferred only through a book entry, (ii) physical Series A-3 Notes, Series A-4 Notes, Series A-5 Notes, Series A-6 Notes, Series B-3 Notes or notes in registered form are issued only to a Depository or its nominee as registered owner, with such Notes "immobilized" to the custody of the Depository, and (iii) the book entry is the record that identifies the owners of beneficial interests in that principal and interest and Carryover Interest, if any.

                  "BROKER-DEALER" shall mean NationsBanc Montgomery Securities LLC or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been confirmed as such by the Issuer pursuant to Section 2.03.2.6 hereof, and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

                  "BROKER-DEALER AGREEMENT" shall mean each agreement between the Auction Agent and a Broker-Dealer, approved by the Original Issuer or the Issuer, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement from and after the effective date of this Indenture shall be substantially in the form of the Broker-Dealer Agreement, dated as of December 1, 1998, between Bankers Trust Company, as Auction Agent, and NationsBanc Montgomery Securities LLC, as Broker-Dealer.

                  "BROKER-DEALER FEE" shall have the meaning set forth in the applicable Auction Agent Agreement.

                  "BROKER-DEALER FEE RATE" shall have the meaning set forth in the applicable Auction Agent Agreement.

                  "CALCULATION AGENT" shall mean Salomon Smith Barney Inc., New York, New York, as Calculation Agent under the Calculation Agent Agreement, or any successor to it as such agent under the Calculation Agent Agreement.

                  "CALCULATION AGENT AGREEMENT" shall mean the Calculation Agent Agreement, dated as of December 1, 1998, among the Original Issuer, the Calculation Agent and the Indenture Trustee, in each case as originally executed and as from time to time amended or supplemented in accordance with the terms thereof and the Indenture.

                  "CEDEL" shall mean a professional depository incorporated under the laws of Luxemboeurg which holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry.

                  "CEDEL PARTICIPANTS" means recognized financial institutions around the world that utilize the services of Cedel, including initial purchasers, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the Initial Purchasers.

                  "COLLECTION PERIOD" shall mean (i) initially the period commencing on Date of Issuance and running through and including January 31, 1999, and (ii) thereafter a period of one calendar month commencing and including the date next following the end of the preceding Collection Period.

                  "DATE OF ISSUANCE" shall mean (i) with respect to each Series of the Unregistered Notes, December 22, 1998, the date of their initial issuance and delivery and (ii) with respect to each Series of the Registered Notes, June __, 1999, the date of their initial issuance and delivery.

                  "DEPOSITORY" shall mean any securities depository that is a clearing agency under federal law operating and maintaining a Book-Entry System to record beneficial ownership of the right to principal and interest, and to effect transfers of Notes, in Book-Entry Form, and includes and means initially (i) DTC, if the Notes are offered in the United States, and (ii) Cedel or Euroclear, if the Notes are offered in Europe.

                  "DEPOSITORY PARTICIPANT" shall mean any broker-dealer, bank or other financial institution for which a Depository holds Notes from time to time as securities depository.

                  "DISTRIBUTION DATE" shall mean (i) with respect to the Series A-3 Notes, a Monthly Distribution Date, (ii) with respect to each Series of Auction Rate Notes, an Auction Period Distribution Date, (iii) with respect to the Series B-3 Notes, a Monthly Distribution Date (iv) any date on which an Issuer Exchange Payment is due and payable, and (v) the Legal Final Maturity of each Series of Notes, or if such day is not a Business Day, on the next succeeding Business Day.

                  "DTC" shall mean The Depository Trust Company (a limited purpose trust company), New York, New York.

                  "EUROCLEAR" shall mean Morgan Guaranty Trust Company of New York, Brussels, Belgium office.

                  "EXCHANGE AGENT" shall mean Firstar Bank, National Association, as agent for the Issuer in connection with the Exchange Offer.

                  "EXCHANGE OFFER" shall mean the offer to exchange a Series of Notes for Registered Notes registered under the Securities Act.

                  "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean the registration statement (together with all amendments and exhibits thereto) filed by the Issuer with the Commission under the Securities Act and declared effective by the Commission on May__, 1999 whereby, pursuant to the Exchange Offer, Unregistered Notes of a Series are exchanged for Registered Notes of the same Series.

                  "EXISTING HOLDER" shall mean, (i) with respect to and for the purpose of dealing with the Auction Agent in connection with the Auction, a Person who is a Broker-Dealer listed in the Existing Holder Registry at the close of business on the Business Day immediately preceding such Auction, and
(ii) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of Auction Rate Notes.

                  "EXISTING HOLDER REGISTRY" shall mean the registry of Persons who are holders of Auction Rate Notes maintained by the Auction Agent as provided in the Auction Agent Agreement.

                  "FORMULA RATE" shall mean, (i) with respect to the Series A-3 Notes, the lesser of One-Month LIBOR as of the related Interest Determination Date for such Interest Accrual Period plus .38% per annum and 17%, (ii) with respect to the Series A-4 Notes, the lesser of the Auction

Rate for such Interest Accrual Period and 17%, (iii) with respect to the Series A-5 Notes, the lesser of the Auction Rate for such Interest Accrual Period and 17%, and (iv) with respect to the Series A-6 Notes, the lesser of the Auction Rate for such Interest Accrual Period and 17%.

                  "GLOBAL SECURITY" shall mean a Note, bearing the legend specified in Section 2.07 hereof if such Note is an Unregistered Note, evidencing all or part of the Notes, authenticated and delivered to, and registered in the name of, the Depository with respect to the Notes or a nominee thereof, and in which beneficial interests are evidenced on the records of such Depository or its Agent Members.

                  "INDIRECT PARTICIPANT" shall mean any Person which has indirect access to a Clearing Agency, such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

                  "INITIAL AUCTION AGENT" shall mean Bankers Trust Company, New York, New York, its successors and assigns.

                  "INITIAL AUCTION AGENT AGREEMENT" shall mean the Auction Agent Agreement, dated as of December 1, 1998, by and among the Original Issuer, the Indenture Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto, relating to the Auction Rate Notes.

                  "INITIAL DISTRIBUTION DATE" shall mean, (i) as to the Series 1998A-3 Notes, January 29, 1999, (ii) as to the Series 1998A-4 Notes, January 28, 1999, (iii) as to the Series 1998A-5 Notes, February 4, 1999, (iv) as to the Series 1998A-6 Notes, February 11, 1999, and (v) as to the Series 1998B-3 Notes, January 29, 1999.

                  "INITIAL INTEREST DETERMINATION DATE" shall mean (i) as to the Series 1998A-3 Notes, January 27, 1999, (ii) as to the Series 1998A-4 Notes, January 27, 1999, (iii) as to the Series 1998A-5 Notes, February 3, 1999, (iv) as to the Series 1998A-6 Notes, February 10, 1999.

                  "INTEREST ACCRUAL PERIOD" shall mean with respect to each Series of Notes, the period of time in which interest may accrue commencing initially on the Date of Issuance for such Series of Notes and ending on the day before the Initial Distribution Date for each Series and thereafter commencing on each Distribution Date for such Series of Notes and ending on the day before the next Distribution Date for such Series.

                  "INTEREST DETERMINATION DATE" shall mean (i) the Initial Interest Determination Date and thereafter (ii) (a) with respect to the Series A-3 Notes, the second London Banking Day immediately preceding the first day of each Interest Accrual Period, and (b) with respect to the Auction Rate Notes, the Business Day on which the Auction Rate is determined by an Auction and that immediately preceded the first day of each Interest Accrual Period, other than
(1) an Interest Accrual Period which commences on an Auction Period Conversion Date or an Auction Period Adjustment Date; (2) each Interest Accrual Period commencing after the ownership of the Auction Rate Notes is no longer maintained in Book-Entry Form; (3) each Interest Accrual Period commencing after the occurrence and during the continuance of a Payment Default;

provided, however, that if such day is not a Business Day, then the next succeeding Business Day.

                  "LEGAL FINAL MATURITY" shall mean with respect to (i) the Series A-3 Notes, December 1, 2006, (ii) the Series A-4 Notes, December 1, 2019;
(iii) the Series A-5 Notes, December 1, 2019; (iv) the Series A-6 Notes, December 1, 2019 and (v) the Series B-3 Notes, December 1, 2019.

                  "LIBOR" shall mean, the rate of interest per annum equal to the rate per annum at which United States dollar deposits having a particular maturity are offered to prime banks in the London interbank market which appears on the Telerate Page 3750 as of approximately 11:00 a.m., Greenwich Mean time, on the Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis on the Reuters Screen LIBOR Page. If at least two such quotations appear, LIBOR shall be the arithmetic mean (rounded to the nearest one-hundredth of one percent (.01%)) of such offered rates. If fewer than two such quotes appear, LIBOR with respect to an Interest Accrual Period will be determined at approximately 11:00 a.m., London time, on such applicable Interest Determination Date on the basis of the rate at which deposits in United States dollars having such particular maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two quotations are provided, LIBOR shall be the arithmetic mean (rounded to the nearest one-hundredth of one percent (.01%)) of such offered rates. If fewer than two quotations are provided, LIBOR with respect to such Interest Accrual Period shall be the arithmetic mean (rounded to the nearest one-hundredth of one percent (.01%)) of the rates quoted at approximately 11:00 a.m., New York City time on such applicable Interest Determination Date by three major banks in New York, New York selected by the Calculation Agent for loans in United States dollars to leading European banks having such particular maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable Interest Accrual Period shall be LIBOR in effect for the immediately preceding Interest Accrual Period.

                  "LONDON BANKING DAY" shall mean any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "MAXIMUM AUCTION RATE" shall mean (i) prior to an Auction Period Conversion, (a) the Applicable LIBOR Rate plus 1.50% (if both of the ratings assigned by the Rating Agencies to the Auction Rate Notes are "Aa3," "AA-" or better) or (b) the Applicable LIBOR Rate plus 2.50% (if any one of the ratings assigned by Rating Agencies to the Auction Rate Notes is less than "Aa3" or "AA-" but at least "A") or (c) the Applicable LIBOR Rate plus 3.50% (if any one of the ratings assigned by the Ratings Agencies to the Auction Rate Notes is less than "A") and (ii) after an Auction Period Conversion, the rate set forth in the Supplemental

Indenture executed in connection with the Auction Period Conversion. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given notice pursuant to the Auction Agent Agreement.

                  "MONTHLY DISTRIBUTION DATE" shall mean, with respect to the Series A-3 Notes and the Series B-3 Notes, the last Business Day of each month, commencing on the Initial Distribution Date for each such Series of Notes.

                  "NET LOAN RATE" shall mean with respect to any Interest Accrual Period for a Series of the Notes, the annualized percentage rate determined by multiplying (a) the ratio of 360 to the actual number of days in such Interest Accrual Period, and (b) the ratio of (i) Expected Interest Collections for the applicable Collection Period less Program Operating Expenses with respect to such Collection Period, to (ii) the Pool Balance as of the first day of such Collection Period. In calculating the Net Loan Rate, the applicable Collection Period for the Series A-3 Notes is the Collection Period immediately preceding the Collection Period in which the Monthly Distribution Date occurs. The applicable Collection Period for the applicable Auction Rate Notes is the second preceding Collection Period prior to the applicable Auction Period Distribution Date.

                  "NON-PAYMENT RATE" on any date of determination, shall mean
(a) prior to an Auction Period Conversion, One-Month LIBOR plus 1.50% and (b) after an Auction Period Conversion, the interest rate per annum set forth in the definition thereof in the Supplemental Indenture executed in connection with the Auction Period Conversion.

                  "NOTICE OF FEE CHANGE" shall mean a notice of a change in the Auction Agent Fee Rate or the Broker-Dealer Fee Rate substantially in the form of Exhibit D to the applicable Auction Agent Agreement.

                  "ONE-MONTH LIBOR" shall mean LIBOR with respect to U.S. denominated deposits having a maturity of one (1) month.

                  "PARITY PERCENTAGE" shall have the meaning given such term in the Base Indenture.

                  "PARITY PERCENTAGE LIMITATION" shall mean 103%.

                  "PARITY PERCENTAGE PAYMENT" shall mean those principal amounts required to be paid on the Notes pursuant to Section 4.2 hereof until the Parity Percentage is 101%.

                  "PARTICIPANT" shall mean a Person who is a participant in or member of the Depository, as determined by the rules or bylaws of the Depository.

                  "PAYMENT DEFAULT" shall mean (a) a default in the due and punctual payment of any installment of interest on a Series of Auction Rate Notes or (b) a default in the due and punctual payment of any interest on and principal of a Series of Auction Rate Notes at their Final Legal Maturity.

                  "POTENTIAL HOLDER" shall mean any Person (including an Existing Holder that is (i) a Broker-Dealer when dealing with the Auction Agent and (ii) a potential beneficial owner when dealing with a Broker-Dealer), who may be interested in acquiring Auction Rate Notes (or, in the case of an Existing Holder thereof, an additional principal amount of Auction Rate Notes).

                  "PRINCIPAL FACTOR" shall mean a seven-digit decimal number which, when multiplied by the initial principal amount of a Series A-3 Note or a Series B-3 Note, produces its Outstanding principal balance. The Principal Factor will be 1.0000000 for each such Note as of the Date of Issuance; thereafter, the Principal Factor for each such Note will decline to reflect reductions in the Outstanding principal balance of such Note.

                  "PROGRAM EXPENSE REQUIREMENT" shall have the meaning given such term in the Base Indenture.

                  "QIB" shall have the meaning specified in Section 2.02 hereof.

                  "RECORD DATE" shall mean, (i) with respect to the Series A-3 Notes, the second Business Day preceding a Monthly Distribution Date, (ii) with respect to the Auction Rate Notes, the Business Day immediately preceding an Auction Period Distribution Date, and (iii) with respect to the Series B-3 Notes, the Business Day preceding a Monthly Distribution Date.

                  "REGISTERED" shall mean, with respect to any notes, notes which are registered under the Securities Act.

                  "REGISTERED NOTES" shall mean the Notes with terms substantially identical to a Series of Notes which were exchanged pursuant to the Exchange Offer and the Exchange Offer Registration Statement whereby the Notes were registered under the Securities Act.

                  "REGULATION S" shall mean, Regulation S promulgated under the Securities Act, as hereafter amended from time to time.

                  "REGULATION S GLOBAL SECURITY" shall have the meaning specified in Section 2.02 hereof.

                  "REGULATION S GLOBAL SECURITY TRANSFERRED AMOUNT" shall have the meaning specified in Section 2.05(c)(ii) hereof.

                  "REMARKETING AGENT" shall mean, with respect to the Auction Rate Notes, the remarketing agent under the remarketing agreement related to the Auction Rate Notes, or any successor to it as such agent.

                  "REMARKETING AGREEMENT" shall mean a remarketing agreement among the Original Issuer, the Remarketing Agent and the Indenture Trustee, or any similar agreement hereafter entered into by the Issuer with respect to the Auction Rate Notes, in each case as originally executed and as from time to time amended or supplemented in accordance with the terms thereof and with this Indenture.

                  "RESTRICTED GLOBAL SECURITY" shall have the meaning specified in Section 2.02 hereof.

                  "RESTRICTED PERIOD" shall have the meaning specified in
Section 2.02 hereof.

                  "RESTRICTED SECURITIES" shall have the meaning specified in
Section 2.02 hereof.

                  "RULE 144" shall mean Rule 144 under the Securities Act or any successor provision thereto, as hereafter amended from time to time.

                  "RULE 144A" shall mean Rule 144A under the Securities Act or any successor provision thereto, as hereafter amended from time to time.

                  "RULE 501(A)" shall mean Rule 501(a) under the Securities Act or any successor provision thereto, as hereafter amended from time to time.

                  "SENIOR PARITY PERCENTAGE" shall have the meaning given such term in the Base Indenture.

                  "SERIES 1998A NOTEHOLDERS" shall mean, collectively, the Series 1998A-3 Noteholders, the Series 1998A-4 Noteholders, the Series 1998A-5 Noteholders and the Series 1998A-6 Noteholders.

                  "SERIES 1998A NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" shall mean, with respect to any Distribution Date for a Series of Series 1998A Notes, the Series 1998A Principal Distribution Amount for such Distribution Date plus the Series 1998A Principal Shortfall as of the close of the preceding Distribution Date; provided that the Series 1998A Noteholders' Principal Distribution Amount will not exceed the outstanding principal balance of the Series 1998A Notes. In addition, (i) on the Legal Final Maturity of the Series A-3 Notes, the principal required to be distributed to the Series 1998A-3 Noteholders will include the amount required to reduce the outstanding principal balance of the Series A-3 Notes to zero, (ii) on the Legal Final Maturity of the Series A-4 Notes, the principal required to be distributed to the Series 1998A-4 Noteholders will include the amount required to reduce the outstanding principal balance of the Series A-4 Notes to zero, (iii) on the Legal Final Maturity of the Series A-5 Notes, the principal required to be distributed to the Series 1998A-5 Noteholders will include the amount required to reduce the outstanding principal balance of the Series A-5 Notes to zero, and (iv) on the Legal Final Maturity of the Series A-6 Notes, the principal required to be distributed to the Series 1998A-6 Noteholders will include the amount required to reduce the outstanding principal balance of the Series A-6 Notes to zero.

                  "SERIES 1998A NOTES" shall mean, collectively, the Series A-3 Notes, the Series A-4 Notes, the Series A-5 Notes and the Series A-6 Notes.

                  "SERIES 1998A PRINCIPAL DISTRIBUTION AMOUNT" shall be equal to
(i) with respect to the Series A-3 Notes, an amount equal to the decline in the Pool Balance between the end of the second Collection Period preceding a Monthly Distribution Date and the end of the immediately preceding Collection Period, less, for each Monthly Distribution Date occurring after June 30, 2003, the amount of any principal to be paid on such Monthly Distribution Date on the Series B-3 Notes, (ii) with respect to the Series A-4 Notes on and after which the principal balance of the Series A-3 Notes has been paid in full, an amount equal to the decline in the Pool Balance between the end of the third Collection Period preceding an Auction Period Distribution Date and the end of the second preceding Collection Period, less, for each Monthly Distribution Date occurring after June 30, 2003, the amount of any principal to be paid on the immediately preceding Monthly Distribution Date on the Series B-3 Notes and (iii) with respect to the Series A-5 Notes on and after the principal balance of the Series A-3 Notes and the Series A-4 Notes has been paid in full, an amount equal to the decline in the Pool Balance between the end of the third Collection Period preceding an Auction Period Distribution Date and the end of the second preceding Collection Period, less, for each Monthly Distribution Date occurring after June 30, 2003, the amount of any principal to be paid on the immediately preceding Monthly Distribution Date on the Series B-3 Notes, and
(iv) with respect to the Series A-6 Notes on and after the principal balance of the Series A-3 Notes, the Series A-4 Notes and the Series A-5 Notes has been paid in full, an amount equal to the decline in the Pool Balance between the end of the third Collection Period preceding an Auction Period Distribution Date and the end of the second preceding Collection Period, less, for each Monthly Distribution Date occurring after June 30, 2003, the amount of any principal to be paid on the immediately preceding Monthly Distribution Date on the Series B-3 Notes.

                  "SERIES 1998A PRINCIPAL SHORTFALL" shall mean, as of the close of any Distribution Date, the excess of (i) the Series 1998A Principal Distribution Amount on such Distribution Date over (ii) the amount of principal actually distributed to the Series 1998A Noteholders on such Distribution Date.

                  "SERIES 1998A-3 INTEREST SHORTFALL" shall mean, with respect to any Monthly Distribution Date, the excess of (i) the Series 1998A-3 Noteholders' Interest Distribution Amount on the preceding Monthly Distribution Date over (ii) the amount of interest actually distributed to the Series 1998A-3 Noteholders on such preceding Monthly Distribution Date, plus interest on the amount of such excess interest due to the Series 1998A-3 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Monthly Distribution Date to the current Monthly Distribution Date.

                  "SERIES 1998A-3 NOTEHOLDERS" shall mean the Holders of the Series A-3 Notes.

                  "SERIES 1998A-3 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Monthly Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series A-3 Notes on the immediately preceding Monthly Distribution Date after giving effect to all principal distributions to Holders of Series A-3 Notes on such preceding Monthly Distribution Date (or, in the case of the first Monthly Distribution Date, on the Date of Issuance) and (ii) the Series 1998A-3 Interest Shortfall for such Distribution Date; provided that the Series 1998A-3 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series A-3 Notes.

                  "SERIES 1998A-3 NOTES" shall mean the Student Loan Senior Asset-Backed Notes, Series 1998A-3 (LIBOR Floating Rate), of the Issuer issued and Outstanding under the Indenture as Unregistered Notes.

                  "SERIES 1998A1-3 NOTES" shall mean the Student Loan Senior Asset-Backed Notes, Series 1998A1-3 (LIBOR Floating Rate), of the Issuer issued and Outstanding under the Indenture as Registered Notes.

                  "SERIES A-3 NOTES" shall mean, collectively, the Series 1998A-3 Notes and the Series 1998A1-3 Notes.

                  "SERIES 1998A-4 INTEREST SHORTFALL" shall mean, with respect to any Auction Period Distribution Date, the excess of (i) the Series 1998A-4 Noteholders' Interest Distribution Amount on the preceding Auction Period Distribution Date over (ii) the amount of interest actually distributed to the Series 1998A-4 Noteholders on such preceding Auction Period Distribution Date, plus interest on the amount of such excess interest due to the Series 1998A-4 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Auction Period Distribution Date to the current Auction Period Distribution Date.

                  "SERIES 1998A-4 NOTEHOLDERS" shall mean the Holders of the Series A-4 Notes.

                  "SERIES 1998A-4 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Auction Period Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series A-4 Notes on the immediately preceding Auction Period Distribution Date after giving effect to all principal distributions to Holders of Series A-4 Notes on such preceding Auction Period Distribution Date (or, in the case of the first Auction Period Distribution Date, on the Date of Issuance) and (ii) the Series 1998A-4 Interest Shortfall for such Auction Period Distribution Date; provided that the Series 1998A-4 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series A-4 Notes.

                  "SERIES 1998A-4 NOTES" shall mean the Student Loan Senior Asset-Backed Callable Notes, Series 1998A-4 (Auction Rate), of the Issuer issued and Outstanding under the Indenture as Unregistered Notes.

                  "SERIES 1998A1-4 NOTES" shall mean the Student Loan Senior Asset-Backed Callable Notes, Series 1998A1-4 (Auction Rate), of the Issuer issued and Outstanding under the Indenture as Registered Notes.

                  "SERIES A-4 NOTES" shall mean, collectively, the Series 1998A-4 Notes and the Series 1998A1-4 Notes.

                  "SERIES 1998A-5 INTEREST SHORTFALL" shall mean, with respect to any Auction Period Distribution Date, the excess of (i) the Series 1998A-5 Noteholders' Interest Distribution Amount on the preceding Auction Period Distribution Date over (ii) the amount of interest actually distributed to the Series 1998A-5 Noteholders on such preceding Auction Period

Distribution Date, plus interest on the amount of such excess interest due to the Series 1998A-5 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Auction Period Distribution Date to the current Auction Period Distribution Date.

                  "SERIES 1998A-5 NOTEHOLDERS" shall mean the Holders of the Series A-5 Notes.

                  "SERIES 1998A-5 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Auction Period Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series A-5 Notes on the immediately preceding Auction Period Distribution Date after giving effect to all principal distributions to Holders of Series A-5 Notes on such preceding Auction Period Distribution Date (or, in the case of the first Auction Period Distribution Date, on the Date of Issuance) and (ii) the Series 1998A-5 Interest Shortfall for such Auction Period Distribution Date; provided that the Series 1998A-5 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series A-5 Notes.

                  "SERIES 1998A-5 NOTES" shall mean the Student Loan Senior Asset-Backed Callable Notes, Series 1998A-5 (Auction Rate), of the Issuer issued and Outstanding under the Indenture as Unregistered Notes.
                  "SERIES 1998A1-5 NOTES" shall mean the Student Loan Senior Asset-Backed Callable Notes, Series 1998A1-5 (Auction Rate), of the Issuer issued and Outstanding under the Indenture as Registered Notes.

                  "SERIES A-5 NOTES" shall mean, collectively, the Series 1998A-5 Notes and the Series 1998A1-5 Notes.

                  "SERIES 1998A-6 INTEREST SHORTFALL" shall mean, with respect to any Auction Period Distribution Date, the excess of (i) the Series 1998A-6 Noteholders' Interest Distribution Amount on the preceding Auction Period Distribution Date over (ii) the amount of interest actually distributed to the Series 1998A-6 Noteholders on such preceding Auction Period Distribution Date, plus interest on the amount of such excess interest due to the Series 1998A-6 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Auction Period Distribution Date to the current Auction Period Distribution Date.

                  "SERIES 1998A-6 NOTEHOLDERS" shall mean the Holders of the Series A-6 Notes.

                  "SERIES 1998A-6 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Auction Period Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series A-6 Notes on the immediately preceding Auction Period Distribution Date after giving effect to all principal distributions to Holders of Series A-6 Notes on such preceding Auction Period Distribution Date (or, in the case of the first Auction Period Distribution Date, on the Date of Issuance) and (ii) the Series 1998A-6 Interest Shortfall for such Auction Period Distribution Date; provided that the Series 1998A-6 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series A-6 Notes.

                  "SERIES 1998A-6 NOTES" shall mean the Student Loan Senior Asset-Backed Callable Notes, Series 1998A-6 (Auction Rate), of the Issuer issued and Outstanding under the Indenture as Unregistered Notes.

                  "SERIES 1998A1-6 NOTES" shall mean the Student Loan Senior Asset-Backed Callable Notes, Series 1998A1-6 (Auction Rate), of the Issuer issued and Outstanding under the Indenture as Registered Notes.

                  "SERIES A-6 NOTES" shall mean, collectively, the Series 1998A-6 Notes and the Series 1998A1-6 Notes.

                  "SERIES 1998B-3 INTEREST SHORTFALL" shall mean, with respect to any Monthly Distribution Date, the excess of (i) the Series 1998B-3 Noteholders' Interest Distribution Amount on the preceding Monthly Distribution Date over (ii) the amount of interest actually distributed to the Series 1998B-3 Noteholders on such preceding Monthly Distribution Date, plus interest on the amount of such excess interest due to the Series 1998B-3 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Monthly Distribution Date to the current Monthly Distribution Date.

                  "SERIES 1998B-3 NOTEHOLDERS" shall mean the Holders of the Series B-3 Notes.

                  "SERIES 1998B-3 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean, with respect to any Monthly Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series B-3 Notes on the immediately preceding Monthly Distribution Date after giving effect to all principal distributions to Holders of Series B-3 Notes on such preceding Monthly Distribution Date (or, in the case of the first Monthly Distribution Date, on the Date of Issuance) and (ii) the Series 1998B-3 Interest Shortfall for such Monthly Distribution Date; provided that the Series 1998B-3 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series B-3 Notes.

                  "SERIES 1998B-3 NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" shall mean, with respect to any Monthly Distribution Date, the Series 1998B-3 Principal Distribution Amount for such Monthly Distribution Date plus the Series 1998B-3 Principal Shortfall as of the close of the preceding Monthly Distribution Date; provided that the Series 1998B-3 Noteholders' Principal Distribution Amount shall not exceed the outstanding principal balance of the Series B-3 Notes. In addition, on the Legal Final Maturity of the Series B-3 Notes, the principal required to be distributed to the Series 1998B-3 Noteholders shall include the amount required to reduce the outstanding principal balance on the Series B-3 Notes to zero.

                  "SERIES 1998B-3 NOTES" shall mean the Student Loan Subordinate Asset-Backed Notes, Series B-3 (Fixed Rate), of the Issuer issued and Outstanding under the Indenture as Unregistered Notes.

                  "SERIES 1998B1-3 NOTES" shall mean the Student Loan Subordinate Asset-Backed Notes, Series 1998B1-3 (Fixed Rate), of the Issuer issued and Outstanding under the Indenture as

Registered Notes.

                  "SERIES B-3 NOTES" shall mean, collectively, the Series 1998B-3 Notes and the Series 1998B1-3 Notes.

                  "SERIES 1998B-3 PRINCIPAL DISTRIBUTION AMOUNT" shall mean (i) on each Monthly Distribution Date occurring after June 30, 2003, an amount equal to the lesser of (a) an amount equal to the decline in the Pool Balance between the end of the second Collection Period preceding a Monthly Distribution Date and the end of the immediately preceding Collection Period and (b) the greatest amount which would result in a Senior Parity Percentage of no less than 109% and a Parity Percentage of no less than 101% following such payment of principal on the Series B-3 Notes and (ii) on each Monthly Distribution Date on and after which the principal balance of the Series 1998A Notes has been paid in full, an amount equal to the decline in the Pool Balance between the end of the second Collection Period preceding a Monthly Distribution Date and the end of the immediately preceding Collection Period (reduced with respect to the first Monthly Distribution Date on which principal is to be paid on the Series B-3 Notes by the Series 1998A Noteholders' Principal Distribution Amount on such Monthly Distribution Date).

                  "SERIES 1998B-3 PRINCIPAL SHORTFALL" shall mean, as of the close of any Monthly Distribution Date, the excess of (i) the Series 1998B-3 Principal Distribution Amount on such Distribution Date over (ii) the amount of principal actually distributed to the Series 1998B-3 Noteholders on such Monthly Distribution Date.

                  "SUBMISSION DEADLINE" shall mean 12:30 p.m., eastern time, on any Interest Determination Date or such other time on any Interest Determination Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  "SUBMITTED BID" shall have the meaning set forth in Section 2.03.2.1(c)(i) hereof.

                  "SUBMITTED HOLD ORDER" shall have the meaning set forth in
Section 2.03.2.1(c)(i).

                  "SUBMITTED ORDER" shall have the meaning set forth in Section 2.03.2.1(c)(i).

                  "SUBMITTED SELL ORDER" shall have the meaning set forth in
Section 2.3.2.1(c)(i).

                  "SUBSTITUTE AUCTION AGENT" shall mean a Person having the qualifications required by Section 2.03.2.5 of this Indenture with whom the Indenture Trustee and the Issuer enter into a Substitute Auction Agent Agreement.

                  "SUBSTITUTE AUCTION AGENT AGREEMENT" shall mean an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Substitute Auction Agent agrees with the Indenture Trustee and the Issuer to perform the duties of the Auction Agent under this Indenture.

                  "TELERATE PAGE 3750" shall mean the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "TRANSFER RESTRICTIONS" shall have the meaning specified in
Section 2.05 hereof.

                  "UNREGISTERED NOTES" shall mean notes issued under the Original Indenture which were not exchanged pursuant to the Exchange Offer and the Exchange Offer Registration Statement and are not registered under the Securities Act.

                                   ARTICLE II

                  AUTHORIZATION, TERMS AND PROVISIONS OF NOTES

                  SECTION 2.01 AUTHORIZATION OF NOTES; NOTES TO CONSTITUTE SPECIAL OBLIGATIONS There was heretofore authorized under the Original Terms Supplement the borrowing of funds, and to evidence such borrowing there was authorized the issuance of Unregistered Notes of the Original Issuer in the following aggregate principal amounts and Series: (i) Four Hundred Million Dollars ($400,000,000) originally designated "Student Loan Funding LLC Student Loan Senior Asset-Backed Notes, Series 1998A-3 (LIBOR Floating Rate)" (herein referred to as the "Series 1998A-3 Notes"); (ii) Ninety-Three Million Three Hundred Thousand Dollars ($93,300,000) originally designated "Student Loan Funding LLC Student Loan Senior Asset-Backed Callable Notes, Series 1998A-4 (Auction Rate)" (herein referred to as the "Series 1998A-4 Notes"); (iii) Ninety Million Dollars ($90,000,000) originally designated "Student Loan Funding LLC Student Loan Senior Asset-Backed Callable Notes, Series 1998A-5 (Auction Rate)" (herein referred to as the "Series 1998A-5 Notes") (iv) Ninety Million Dollars ($90,000,000) originally designated "Student Loan Funding LLC Student Loan Senior Asset-Backed Callable Notes, Series 1998A-6 (Auction Rate)" (herein referred to as the "Series 1998A-6 Notes" and collectively with the Series 1998A-3 Notes, the Series 1998A-4 Notes and the Series 1998A-5 Notes, the "Unregistered Senior Notes"); and (v) Fifty-Four Million Five Hundred Thousand Dollars ($54,500,000) originally designated "Student Loan Funding LLC Student Loan Subordinate Asset-Backed Notes, Series 1998B-3 (Fixed Rate)" (herein referred to as the "Series 1998B-3 Notes" or the "Unregistered Subordinate Notes" and, collectively with the Unregistered Senior Notes, the "Unregistered Notes"). Pursuant to the Transfer and Sale Agreement, the Issuer assumed all of the obligations of Student Loan Funding LLC under the Unregistered Notes and the Original Indenture, as amended and restated by the First Restated Indenture, and amended the designation of the Issuer on the Unregistered Notes to read "Student Loan Funding 1998-A/B Trust" in lieu of "Student Loan Funding LLC".

                  In connection with the consummation of the Exchange Offer, there are authorized under this Terms Supplement the issuance by the Issuer of the following notes to be exchanged for Unregistered Notes of the same Series and same aggregate principal amount that have been properly tendered and accepted by the Exchange Agent: (i) in exchange for Series 1998A-3 Notes, Registered notes designated "Student Loan Funding 1998-A/B Trust Student Loan Senior Asset-Backed Notes, Series 1998A1-3 (LIBOR Floating Rate)" (herein referred to as the "Series 1998A1-3 Notes"); (ii) in exchange for Series 1998A-4 Notes, Registered notes designated "Student Loan Funding 1998-A/B Trust Student Loan Senior Asset-Backed Callable Notes, Series 1998A1-4 (Auction Rate)" (herein referred to as the "Series 1998A1-4 Notes"); (iii) in exchange for Series 1998A-5 Notes, Registered notes designated "Student Loan Funding 1998-A/B Trust Student Loan Senior Asset-Backed Callable Notes, Series 1998A1-5 (Auction Rate)" (herein referred to as the "Series 1998A1-5 Notes"); (iv) in exchange for Series 1998A-6 Notes, Registered notes designated "Student Loan Funding 1998-A/B Trust Student Loan Senior Asset-Backed Callable Notes, Series 1998A1-6 (Auction Rate)" (herein referred to as the "Series 1998A1-6 Notes" and collectively with the Series 1998A1-3 Notes, the Series 1998A1-4 Notes and the Series 1998A1-5 Notes, the "Registered Senior Notes" and collectively with the

Unregistered Senior Notes, the "Senior Notes"; and (v) in exchange for Series 1998B-3 Notes, Registered notes designated "Student Loan Funding 1998-A/B Trust Student Loan Subordinate Asset-Backed Notes, Series 1998B1-3 (Fixed Rate)" (herein referred to as the "Series 1998B1-3 Notes" or the "Registered Subordinate Notes" and, collectively with the Registered Senior Notes, the "Registered Notes").

                  SECTION 2.02 TERMS OF NOTES

                  (a) TERMS OF NOTES GENERALLY. Payments of principal of and interest on each Note shall be made by the Indenture Trustee from its principal corporate trust office in Cincinnati, Ohio in lawful money of the United States, and payment of interest on each Note shall, if the Holder thereof is the registered owner of $1,000,000 or more in aggregate principal amount of Notes, be made by the deposit or wiring of immediately available funds to the credit of an account specified by such Holder in duly executed instructions, with signature guaranteed in a manner satisfactory to the Indenture Trustee, in the form set forth in Exhibit E hereto delivered to the Indenture Trustee no less than ten (10) Business Days prior to the date such payment is to be made. If such instructions are not delivered to the Indenture Trustee in accordance with the immediately preceding sentence and except as otherwise provided for when Notes are registered in the name of the Depository or its nominee, payment of interest shall be made by check mailed to such Holder's address as it appears on the books of registry maintained by the Indenture Trustee pursuant to Section
2.4 of the Base Indenture. Each payment of principal and interest and Carryover Interest, if any, on each Note of a Series shall be accompanied by the CUSIP number, if any, of the Note of such Series to which such payment relates.

                  Notwithstanding the foregoing and except as otherwise provided for when Notes are registered in the name of the Depository or its nominee, no payment of principal shall be made on any Note unless and until such Note is tendered to the Indenture Trustee for cancellation; and no payment of interest or Carryover Interest shall be made on any Note except to the Person whose name appears on the books of registry maintained by the Indenture Trustee as the registered Holder thereof as of the close of business on the Record Date.

                  If and as long as a Book-Entry System is utilized, (i) (a) the Registered Notes shall be issued in the form of one fully registered Global Security for each Legal Final Maturity within each Series of Notes in principal amount equal to the principal amount of Registered Notes of such Series of Notes bearing such Legal Final Maturity or otherwise as may be required or requested by the Depository and agreed to by the Issuer, registered in the name of the Depository or its nominee, as registered owner, and immobilized in the custody or at the direction of the Depository, and (b) the Unregistered Notes shall be issued in the form of one fully registered Global Security for each Legal Final Maturity within each Series of Notes in principal amount equal to the principal amount of Unregistered Notes of such Series of Notes bearing such Legal Final Maturity or otherwise as may be required or requested by the Depository or its nominees, as registered owner, immobilized in the custody or at the direction of the Depository; (ii) (a) the principal of the Notes shall be payable in next day or federal funds delivered or transmitted to the Depository or its nominee on the Legal Final Maturity or such other date as principal is payable hereunder and (b) interest on the Notes shall be payable in same day or federal funds delivered to the Depository or its nominee on the applicable Distribution Date; (iii) the beneficial owners in Book-Entry Form shall have no right to receive Notes in the form of physical securities or certificates; (iv) ownership of beneficial interests in Book-Entry Form shall be shown by a book entry on the system maintained and operated by the Depository and its Participants, and transfers of the ownership of beneficial interests shall be made only by book entry by the Depository and its Participants; and (v) the Notes as such shall not be transferable or exchangeable, except for transfer to another Depository or to another nominee of a Depository, without further action by the Issuer.

                  As long as the Notes are held by a Depository in a Book-Entry System, the Indenture Trustee shall send any notice of redemption only to the Depository. In the event that the Indenture Trustee gives notice of redemption to the Depository, such notice shall initiate the Depository's standard redemption process.

                  If any Depository determines not to continue to act as a Depository for the Notes for use in a Book-Entry System, the Authorized Officer may attempt to have established a securities depository/book-entry relationship with another qualified Depository. If (i) the Issuer advises the Indenture Trustee in writing the a Depository is no longer willing or able to discharge properly its responsibilities as Depository with respect to the Notes, and the Issuer is unable to locate a qualified successor, (ii) the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the Book-entry System through a Depository, or (iii) after the occurrence of an Event of Default, Noteholders representing not less than 50% of the Outstanding principal balance of the Directing Notes advise the Indenture Trustee and the Depository in writing that the continuation of a Book-entry System through a Depository is no longer in the best interest of the Noteholders, the Indenture Trustee shall permit withdrawal of the Notes from the Depository or its nominee, all at the cost and expense (including any costs of printing), if the event is not the result of Issuer action or inaction, of those Persons requesting such issuance. Note certificates authenticated and delivered pursuant to this paragraph shall be in Authorized Denominations.

                  With respect to the Notes registered in the name of Cede & Co., as nominee of DTC, or in the name of any successor Depository or its nominee, the Issuer and the Indenture Trustee shall have no responsibility or obligation to any Depository Participant or to any Indirect Participant. Without limiting the generality of the immediately preceding sentence, the Issuer and the Indenture Trustee shall have no responsibility or obligation with respect to
(i) the accuracy of the records of DTC, Cede & Co., any other Depository, its nominee, or any Depository Participant with respect to any ownership interest in the Notes, (ii) the delivery to any Depository Participant or any Indirect Participant or any other Person, other than a Holder of a Note, of any notice with respect to the Notes, including any notice of redemption, or (iii) the payment to any Depository Participant or any Indirect Participant or any other Person, other than a Holder of a Note, of any amount with respect to principal of or interest on the Notes.

                  For as long as the Notes are in Book-Entry Form, the notice, tender and delivery procedures of DTC, or any other Depository to which the Notes are transferred, shall be applicable. Whenever during the term of the Notes the beneficial ownership thereof is determined by a book-entry at DTC, the requirements of the Indenture of holding, delivering, surrendering or transferring Notes shall be deemed modified to require the appropriate person to meet the requirements of DTC as to registering, holding, surrendering or transferring the book-entry to produce the same effect.

                  Except as otherwise provided herein, Unregistered Notes offered and sold as part of their initial distribution in reliance on Regulation S under the Securities Act shall be issued in the form of one or more Global Securities in definitive, fully registered form without coupons, substantially in the form set forth herein, with such applicable legends as are provided for in Sections 2.06 and 2.07 hereof. Such Global Securities shall be registered in the name of the Depository for such Global Securities or its nominee and deposited with the Indenture Trustee, at its designated corporate trust office, as custodian for such Depository, duly executed by the Issuer and authenticated by the Indenture Trustee as herein provided, for credit by the Depository to the respective accounts of beneficial owners of such Unregistered Notes (or to such other accounts as they may direct) at Euroclear or Cedel. Until such time as the applicable Restricted Period shall have terminated, each such Global Security shall be referred to herein as a "Regulation S Global Security". After such time as the applicable Restricted Period shall have terminated, each such Global Security shall be referred to herein as an "Unrestricted Global Security". The aggregate principal amount of any Regulation S Global Security and any Unrestricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee, as custodian for the Depository for such Global Security, as provided in Section 2.05 hereof. As used herein, the term "Restricted Period", with respect to Global Securities initially offered and sold in reliance on Regulation S, means the period of forty (40) consecutive days beginning on and including the later of (i) the day that the underwriter(s) or placement agent(s), if any, for the offering of Unregistered Notes advised the Original Issuer and the Indenture Trustee in writing is the day on which such Unregistered Notes were first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the Closing Date. No Regulation S Global Security shall be issued except as provided in this paragraph to evidence Unregistered Notes offered and sold as part of their initial distribution in reliance on Regulation S.

                  Except as otherwise provided herein, Unregistered Notes offered and sold as part of their initial distribution in transactions exempt from the registration requirements of the Securities Act ("Restricted Securities") other than pursuant to Regulation S to Persons who are (i) "qualified institutional buyers", as defined in Rule 144A under the Securities Act ("QIBs") or (ii) institutional "Accredited Investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Accredited Investor") shall be issued in the form of one or more Global Securities (each a "Restricted Global Security") in definitive, fully registered form without coupons, substantially in the form set forth in Exhibits B, C or D hereto, as appropriate, with such applicable legends as are provided for in Sections 2.06 and 2.07 hereof. Such Global Securities shall be registered in the name of the Depository for such Global Security or its nominee and deposited with the Indenture Trustee, at its designated corporate trust office, as custodian for such Depository, duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The aggregate principal amount of any Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee, as custodian for the Depository for such Global Security, as provided in Section 2.05 hereof.

                  For purposes of this Terms Supplement, the term "Restricted Securities" shall include all Unregistered Notes issued upon registration of transfer of, exchange for or in lieu of Restricted Securities except as otherwise provided in Section 2.05 hereof.

         (b) TERMS OF SENIOR NOTES GENERALLY. The Unregistered Senior Notes have been initially issued in fully registered form in substantially the form set forth in Exhibits B or C hereof, as appropriate. Upon the consummation of the Exchange Offer, the Issuer shall execute and deliver Registered Note certificates authenticated by the Indenture Trustee and evidencing Registered Senior Notes of the applicable Series in exchange for the Unregistered Note certificates of the same Series executed and delivered upon the execution of the First Restated Indenture. Registered Senior Notes shall be issued in fully registered form in substantially the form set forth in Exhibits O and P hereof, as appropriate. The Senior Notes may be issued only in Authorized Denominations. The Senior Notes initially issued hereunder were, and the Registered Senior Notes shall be, dated their Date of Issuance. Each Series of such Senior Notes shall mature on the respective Legal Final Maturity for such Series. The Senior Notes shall be subject to redemption prior to their respective Legal Final Maturity as provided in Article III hereof. The replacement Senior Notes of each Series shall be numbered in consecutive numerical order as set forth in Schedule I attached hereto.

                  The Senior Notes were issued, and shall continue to be issued to a Depository for use in a Book-Entry System in accordance with the provisions of the Indenture. The Authorized Officer, on behalf of the Original Issuer and to the extent necessary or required, entered into any agreements determined necessary in connection with the registration, authentication, immobilization, and transfer of the Senior Notes, including arrangements for the payment of principal and interest by wire transfer, after determining that the execution thereof would not endanger the funds or securities of the Original Issuer. The Authorized Officer, on behalf of the Issuer and to the extent necessary or required, shall enter into any agreements determined necessary in connection with the continued registration, authentication, immobilization, and transfer of the Senior Notes, including arrangements for the payment of principal and interest by wire transfer, after determining that the execution thereof will not endanger the funds or securities of the Issuer.

                  Each Senior Note of a Series shall be payable on its respective Legal Final Maturity and shall bear interest for each Interest Accrual Period at the Series Interest Rate determined in accordance with the procedures and subject to the limitations set forth in Section 2.03 hereof. Interest at such Series Interest Rate shall accrue during each Interest Accrual Period on the principal balance of each Series of Senior Notes Outstanding until such Series of Senior Notes has been paid in full or payment has been duly provided for, as the case may be, and shall accrue from the later of the date thereof or the most recent applicable Distribution Date to which interest has been paid or duly provided for until paid, subject, however, to the provisions of Section 2.03 hereof. Each Unregistered Senior Note of a Series shall initially bear interest at the rate of interest per annum set forth in Schedule I attached hereto.

Each Registered Senior Note of a Series shall initially bear interest at the rate of interest per annum being borne by the Unregistered Senior Note of the same Series on the Date of Issuance of such Registered Senior Note or, if all Unregistered Senior Notes of such Series are to be exchanged for Registered Notes of such Series, then such Registered Senior Notes shall initially bear interest as determined in Section 2.03. Interest on each Senior Note shall be paid on each applicable Distribution Date to the extent of interest accrued on the principal then being paid or redeemed to the Holders of such Senior Notes as of the Record Date. Interest accrued as of any applicable Distribution Date on the Senior Notes of a Series but not paid on such Distribution Date shall be payable on the succeeding applicable Distribution Date, together with interest thereon at the applicable Series Interest Rate. Interest shall be paid pro rata to the Holders of each such Series of Senior Notes Outstanding.

                  (c) TERMS OF SUBORDINATE NOTES GENERALLY. The Unregistered Subordinate Notes were initially issued in fully registered form in substantially the form set forth in Exhibit D hereof. Upon the consummation of the Exchange Offer, the Issuer shall execute and deliver Registered Note certificates authenticated by the Indenture Trustee and evidencing Registered Subordinate Notes in exchange for the Unregistered Note certificates executed and delivered upon the execution of the First Restated Indenture. Registered Subordinate Notes shall be issued in fully registered form in substantially the form set forth in Exhibit Q hereof. The Subordinate Notes shall be issued only in Authorized Denominations. The Unregistered Subordinate Notes issued hereunder were, and the Registered Subordinate Notes shall be, dated their respective Date of Issuance. The Subordinate Notes shall mature on the Legal Final Maturity. The Subordinate Notes shall be subject to redemption prior to their respective Legal Final Maturity as provided in Article III hereof. The replacement Subordinate Notes shall be numbered in consecutive numerical order as set forth in Schedule I hereto.

                  The Subordinate Notes were and shall continue to be issued to a Depository for use in a Book-entry System in accordance with the provisions of the Indenture. The Authorized Officer, on behalf of the Original Issuer and to the extent necessary or required, entered into any agreements determined necessary in connection with the registration, authentication, immobilization, and transfer of the Subordinate Notes, including arrangements for the payment of principal and interest by wire transfer, after determining that the execution thereof would not endanger the funds or securities of the Original Issuer. The Authorized Officer, on behalf of the Issuer and to the extent necessary or required, shall enter into any agreements determined necessary in connection with the continued registration, authentication, immobilization, and transfer of the Subordinate Notes, including arrangements for the payment of principal and interest by wire transfer, after determining that the execution thereof will not endanger the funds or securities of the Issuer.

                  The Subordinate Notes shall be payable on their Legal Final Maturity and shall bear interest for each Interest Accrual Period at the Series Interest Rate determined in accordance with the procedures, subject to the limitations set forth in Section 2.03 hereof. Interest shall accrue during each Interest Accrual Period on the principal balance of the Subordinate Notes Outstanding until such Subordinate Notes have been paid in full or payment has been duly provided for, as the case may be, and shall accrue from the later of the date thereof or the most recent applicable Distribution Date to which interest has been paid or duly provided for until paid, subject, however, to the provisions of Section 2.03 hereof. Each Subordinate Note shall bear interest at the rate of interest per annum set forth in Schedule I attached hereto. Interest accrued as of any applicable Distribution Date on the Subordinate Notes but not paid on such Distribution Date shall be payable on the next succeeding applicable Distribution Date, together with interest thereon at the applicable Series Interest Rate. Interest will be paid pro rata to the Holders of the Subordinate Notes Outstanding.

                  The Indenture Trustee shall make available to each Holder or owner of a beneficial interest in a Series of Notes via telephone information concerning the Series Interest Rate applicable to the Notes of each Series. The Indenture Trustee shall make such information available to such Holders between the hours of 9 a.m. and 5 p.m. Eastern time on any day on which the principal corporate trust office of the Indenture Trustee is open for business.

                  SECTION 2.03 DETERMINATION OF SERIES INTEREST RATES ON THE NOTES.

                  SECTION 2.03.1 DETERMINATION OF THE SERIES INTEREST RATE ON THE SERIES A-3 NOTES. The Calculation Agent shall determine the Series Interest Rate with respect to the Series A-3 Notes for each Interest Accrual Period which Series Interest Rate shall equal the Formula Rate calculated as follows, subject to the limitation of the Net Loan Rate as hereinafter described. The Formula Rate for each Interest Accrual Period for the Series A-3 Notes shall equal One-Month LIBOR plus .38%, but in no event greater than 17% per annum.

                  Interest on the Series A-3 Notes for each Interest Accrual Period shall be calculated on the basis of the actual number of days elapsed in such Interest Accrual Period on the basis of a year consisting of 360 days. The calculation of the Formula Rates described above shall be based on the actual number of days in such Interest Accrual Period.

                  If the Calculation Agent shall fail or refuse to determine the Formula Rate on the Series A-3 Notes on any Interest Determination Date, the Formula Rate on the Series A-3 Notes shall be determined by a securities dealer appointed by the Issuer and capable, in the reasonable judgment of the Issuer, of making such a determination in accordance with the provisions of the Indenture and written notice of such determination shall be given by such securities dealer to the Indenture Trustee.

                  SECTION 2.03.2 DETERMINATION OF THE SERIES INTEREST RATE ON THE AUCTION RATE NOTES. Until an Auction Period Adjustment or Auction Period Conversion and subject to the Net Loan Rate, the Auction Rate Notes shall bear interest at a Series Interest Rate based on a 28-day Auction Period, as determined pursuant to Section 2.03.2 hereof and the subsections thereunder.

                  For the Auction Rate Notes during each Interest Accrual Period, interest at the applicable Series Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

                  The Series Interest Rate to be borne by each Series of Auction Rate Notes after the initial Interest Accrual Period shall be determined by the Auction Agent, which Series Interest Rate shall be the Formula Rate, as hereinafter described and subject to the limitation of the Net Loan Rate, as hereinafter described. Each Auction Period shall commence on and include the first day of such Interest Accrual Period and end on and include the immediately succeeding Interest Determination Date. The Series Interest Rate on each Series of Auction Rate Notes for each Auction Period shall be the lesser of the (i) Net Loan Rate in effect for such Auction Period and (ii) the Formula Rate in effect for such Auction Period; provided that if, on any Interest Determination Date, an Auction is not held for any reason, then the Series Interest Rate on the Auction Rate Notes for the next succeeding Auction Period shall be the Net Loan Rate.

                  Notwithstanding the foregoing:

                                    (A) if the ownership of Auction Rate Notes
is no longer maintained in Book-entry Form, the Auction Rate on such Auction Rate Notes for any Interest Accrual Period commencing after the delivery of certificates representing such series pursuant to Section 2.3 of the Base Indenture shall equal the lesser of (i) the Maximum Auction Rate and (ii) the Net Loan Rate on the Business Day immediately preceding the first day of such subsequent Interest Accrual Period; or

                                    (B) if a Payment Default shall have
occurred, the Auction Rate on the Auction Rate Notes for the Interest Accrual Period commencing on or immediately after such Payment Default, and for each Interest Accrual Period thereafter, to and including the Interest Accrual Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured in accordance with this Indenture, shall be the Non-Payment Rate on the first day of each such Interest Accrual Period; or

                                    (C) the Auction Rate for an Auction Period
that commences on an Auction Period Conversion Date will be equal to the lesser of (i) the interest rate necessary to enable the Auction Agent to sell all of such Auction Rate Notes at par plus accrued interest to the Auction Period Conversion Date or (ii) the Maximum Auction Rate as of the Auction Period Conversion Date, subject to the Net Loan Rate.

                  In accordance with Section 2.03.2.1(c)(ii) hereof, the Auction Agent shall promptly give written notice to the Indenture Trustee and the Issuer of each Series Interest Rate (unless the Series Interest Rate is the Non-Payment Rate in which case the Indenture Trustee will determine the Non-Payment Rate and give written notice thereof to the Issuer) and either the Auction Rate or the Net Loan Rate, as the case may be, when such rate is not the Series Interest Rate, applicable to the Auction Rate Notes. The Indenture Trustee shall notify the Holders of Auction Rate Notes of the Series Interest Rate applicable to the Auction Rate Notes for each Auction Period on the second Business Day of such Auction Period.

                  In the event that there are fewer than three (3) Business Days in any week during which the Auction Period for the Auction Rate Notes would otherwise be scheduled to expire, the expiration date and the Auction Period Distribution Date for such Auction Period then in effect, and the Interest Determination Date and commencement date for the immediately following Auction Period for the Auction Rate Notes, may be adjusted to fall on such dates as the Calculation Agent, with the consent of the Issuer, may determine to be appropriate under such circumstances. The Calculation Agent will promptly notify the Indenture Trustee and the Auction Agent in writing of any such determination. The Indenture Trustee, upon receipt of such notice, will immediately give written notification of such determination to the Holders of the Auction Rate Notes.

                  Notwithstanding any other provision of the Auction Rate Notes or this Indenture and except for interest payable at the Non-Payment Rate in connection with the occurrence of a Payment Default, interest payable on the Auction Rate Notes for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the Net Loan Rate in effect for such Auction Period.

                  In the event that the Auction Agent no longer determines, or fails to determine, when required, the Series Interest Rate with respect to each series of Auction Rate Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable, the Series Interest Rate for the next succeeding Interest Accrual Period, which period shall be an Auction Period, for each Series of Auction Rate Notes shall be the Net Loan Rate as determined by the Administrator for such next succeeding Auction Period, and if the Administrator shall fail or refuse to determine said Net Loan Rate, the Net Loan Rate shall be determined by a securities dealer appointed by the Issuer and capable, in the reasonable judgment of the Issuer, of making such a determination in accordance with the provisions hereof, and written notice of such determination shall be given by such securities dealer to the Indenture Trustee.

                  SECTION 2.03.2.1 AUCTION PROCEDURES.

                  By purchasing Auction Rate Notes, whether in an Auction or otherwise, each purchaser of the Auction Rate Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (i) to participate in Auctions on the terms described herein, (ii) to have its beneficial ownership of the Auction Rate Notes maintained at all times in Book-Entry Form for the account of its Depository Participant, which in turn will maintain records of such beneficial ownership and (iii) to authorize such Depository Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

                  So long as the ownership of a Series of Auction Rate Notes is maintained in Book-Entry Form by the Depository, an Existing Holder may sell, transfer or otherwise dispose of Auction Rate Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Auction Rate Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Depository Participant advises the Auction Agent of such transfer. Prior to a Period Adjustment Date and except with respect to the Interest Determination Date immediately preceding an Auction Period Conversion Date, Auctions shall be conducted on each Interest Determination Date, if there is an Auction Agent on such Interest Determination Date, in the following manner:

                  (a)      (i)      Prior to the Submission Deadline on each
Interest Determination Date;

                                    (A) each Existing Holder of Auction Rate
Notes may submit to a Broker-Dealer by telephone or otherwise any information as to:

                                            (1) the principal amount of
Outstanding Auction Rate Notes, if any, held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Series Interest Rate for the next succeeding Auction Period;

                                            (2) the principal amount of
Outstanding Auction Rate Notes, if any, which such Existing Holder offers to sell if the Series Interest Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Holder; and/or

                                            (3) the principal amount of
Outstanding Auction Rate Notes, if any, held by such Existing Holder which such Existing Holder offers to sell without regard to the Series Interest Rate for the next succeeding Auction Period;

                           and

                                    (B) one or more Broker-Dealers may contact
Potential Holders to determine the principal amount of Auction Rate Notes which each Potential Holder offers to purchase, if the Series Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Holder.

                  The statement of an Existing Holder or a Potential Holder referred to in (A) or (B) of this paragraph (i) is hereinafter referred to as an "Order," and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order described in clause (A)(1) is hereinafter referred to as a "Hold Order"; an Order described in clauses (A)(2) and (B) is hereinafter referred to as a "Bid"; and an Order described in clause
(A)(3) is hereinafter referred to as a "Sell Order."

                           (ii)     (A) Subject  to the provisions of Section
2.03.2.1(b) hereof, a Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                                            (1)  the principal  amount of
Outstanding Auction Rate Notes specified in such Bid if the Series Interest Rate determined as provided in this Section 2.03.2.1 shall be less than the rate specified therein; or

                                            (2)  such principal amount or a
lesser principal amount of Outstanding Auction Rate Notes to be determined as set forth in Section 2.03.2.1(d)(i)(D), if the Series Interest Rate determined as provided in this Section 2.03.2.1 shall be equal to the rate specified therein; or

                                            (3)  such principal amount or a
lesser principal amount of Outstanding Auction Rate Notes to be determined as set forth in Section 2.03.2.1(d)(ii)(C) if the rate specified therein shall be higher than the Series Interest Rate and Sufficient Clearing Bids have not been made.

                                    (B) Subject to the provisions of Section
2.03.2.1(b) hereof, a Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                                            (1) the principal amount of
Outstanding Auction Rate Notes specified in such Sell Order; or

                                            (2) such  principal  amount  or a
lesser  principal  amount of  Outstanding  Auction  Rate  Notes set forth in
Section 2.03.2.1(d)(i)(C), if Sufficient Clearing Bids have not been made.

                                    (C) Subject to the provisions of Section
2.03.2.1(b) hereof, a Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                                            (1) the principal  amount of
Outstanding Auction Rate Notes specified in such Bid if the Series Interest Rate determined as provided in this Section 2.03.2.1 shall be higher than the rate specified in such Bid; or

                                            (2) such principal amount or a
lesser principal amount of Outstanding Auction Rate Notes set forth in Section 2.03.2.1(d)(i)(E), if the Series Interest Rate determined as provided in this
Section 2.03.2.1 shall be equal to the rate specified in such Bid.

                  (b) (i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Interest Determination Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

                           (A) the name of the Bidder placing such Order;

                           (B) the aggregate principal amount of Auction Rate
Notes that are the subject of such Order;

                           (C) to the extent that such Bidder is an Existing
Holder:

                                            (1) the principal amount of Auction
Rate Notes, if any, subject to any Hold Order placed by such Existing Holder;

                                            (2) the principal amount of Auction
Rate Notes, if any, subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                            (3) the principal amount of Auction Rate Notes, if
any, subject to any Sell Order placed by such Existing Holder;

                           and

                        (D) to the extent such Bidder is a Potential Holder, the rate specified in such Potential Holder's Bid.

                  (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher one- thousandth (.001) of 1%.

                  (iii) If an Order or Orders covering all Outstanding Auction Rate Notes held by an Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the principal amount of Outstanding Auction Rate Notes held by such Existing Holder and not subject to an Order submitted to the Auction Agent.

                  (iv) Neither the Issuer, the Indenture Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Holder or Potential Holder.

                  (v) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Outstanding Auction Rate Notes held by such Existing Holder, such Orders shall be considered valid as follows and in the following order of priority:

                        (A) All Hold Orders shall be considered valid, but only up to the aggregate principal amount of Outstanding Auction Rate
Notes held by such Existing Holder, and if the aggregate principal amount of Auction Rate Notes subject to such Hold Orders exceeds the aggregate principal amount of Auction Rate Notes held by such Existing Holder, the aggregate principal amount of Auction Rate Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of Auction Rate Notes subject to such Hold Order equals the aggregate principal amount of Outstanding Auction Rate Notes held by such Existing Holder.

                        (B)      (1)     any Bid shall be  considered  valid
up to an amount equal to the excess of the principal amount of Outstanding Auction Rate Notes held by such Existing Holder over the aggregate principal amount of Auction Rate Notes subject to any Hold Order referred to in clause (A) of this paragraph (v);

                                 (2)     subject to  subclause  (1) of this
clause (B), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the aggregate principal amount of outstanding Auction Rate Notes subject to such Bids is greater than such excess, such

Bids shall be considered valid up to an amount equal to such excess;

                                 (3)     subject to subclauses (1) and (2) of
this clause (B), if more than one Bid with different rates are submitted on behalf of such Existing Holder, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                                 (4)     in any such event, the amount of
Outstanding Auction Rate Notes, if any, subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a Potential Holder at the rate therein specified; and

                        (C) All Sell Orders shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding
Auction Rate Notes held by such Existing Holder over the aggregate principal amount of Auction Rate Notes subject to Hold Orders referred to in clause (A) of this paragraph (v) and valid Bids referred to in clause (B) of this paragraph
(v).

                  (vi) If more than one Bid for Auction Rate Notes is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

                  (vii) An Existing Holder that offers to purchase additional Auction Rate Notes is, for purposes of such offer, treated as a Potential Holder.

                  (viii) Any Bid or Sell Order submitted by an Existing Holder covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Holder covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected.

                  (ix) Any Bid specifying a rate higher than the Maximum Auction Rate shall (a) be treated as a Sell Order if submitted by an Existing Holder and
(b) not be accepted if submitted by a Potential Holder.

                  (x) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Interest Determination Date shall be irrevocable.

                           (c) (i) Not earlier than the Submission Deadline on
each Interest Determination Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                                            (A) the excess of the total
principal amount of Outstanding Auction Rate Notes over the sum of the aggregate principal amount of Outstanding Auction Rate Notes subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Auction Rate Notes"), and

                                            (B) from the Submitted Orders
whether:

                                    (1)     the aggregate principal
amount of Outstanding Auction Rate Notes subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Auction Rate; exceeds or is equal to the sum of:

                                    (2)     the aggregate principal amount of
Outstanding Auction Rate Notes subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Auction Rate; and

                                    (3) the aggregate principal amount of
Outstanding Auction Rate Notes subject to submitted Sell Orders;

                  (in the event such excess or such equality exists, other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders, such Submitted Bids described in subclause (1) above shall be referred to collectively as "Sufficient Clearing Bids"); and

                           (C) if Sufficient Clearing Bids exist, the Bid
Auction Rate (the "Bid Auction Rate") shall be the lowest rate specified in such Submitted Bids such that if:

                                    (1)     (aa)     each Submitted Bid from
Existing Holders specifying such lowest rate and (bb) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the principal amount of Auction Rate Notes subject to such Submitted Bids; and

                                    (2)     (aa)     each such Submitted Bid
from Potential Holders specifying such lowest rate and (bb) all other Submitted Bids from Potential Holders specifying lower rates were accepted; the result would be that such Existing Holders described in subclause (1) above would continue to hold an aggregate principal amount of Outstanding Auction Rate Notes which, when added to the aggregate principal amount of Outstanding Auction Rate Notes to be purchased by such Potential Holders described in subclause (2) above, would equal not less than the Available Auction Rate Notes.

                  (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 2.03.2.1(c)(i) hereof, the Auction Agent shall advise the Indenture Trustee and the Broker-Dealers of the Net Loan Rate, the Maximum Auction Rate and the All Hold Rate and the components thereof on the Interest Determination Date and, based on such determinations, the

Auction Rate for the next succeeding Interest Accrual Period as follows:

                           (A) if Sufficient Clearing Bids exist, that the
Auction Rate for the next succeeding Interest Accrual Period shall be equal to the Bid Auction Rate so determined;

                           (B) if Sufficient Clearing Bids do not exist (other
than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Accrual Period shall be equal to the Maximum Auction Rate; or

                           (C) if all Outstanding Auction Rate Notes are subject
to Submitted Hold Orders, that the Auction Rate for the next succeeding
Interest Accrual Period shall be equal to the All Hold Rate.

                  (iii) Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent shall determine and advise the Indenture Trustee of the Series Interest Rate, which rate shall be the lesser of (a) the Formula Rate and (b) the Net Loan Rate. In no event shall the Series Interest Rate exceed 17%.

                           (d) Existing Holders shall continue to hold the
principal amount of Auction Rate Notes that are subject to Submitted Hold Orders. If the Net Loan Rate is equal to or greater than the Bid Auction Rate and if Sufficient Clearing Bids have been received by the Auction Agent, the Bid Auction Rate will be the Auction Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (i).

                  If the Net Loan Rate is greater than the Auction Rate, the Series Interest Rate for the Outstanding Auction Rate Notes will be the Auction Rate. If the Net Loan Rate is less than the Auction Rate, the Series Interest Rate for the Outstanding Auction Rate Notes will be the Net Loan Rate. If the Auction Rate and the Net Loan Rate for the Auction Rate Notes are both greater than 17%, the Series Interest Rate shall be equal to 17%. If the Auction Agent has not received Sufficient Clearing Bids (other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), the Series Interest Rate will be the lesser of the Auction Rate (which shall be the Maximum Auction Rate) and the Net Loan Rate, but in no event greater than 17%. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph
(ii).

                  (i) if Sufficient Clearing Bids have been made and the Net Loan Rate is equal to or greater than the Bid Auction Rate (in which case the Series Interest Rate shall be the Bid Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (iv) and (v) of this Section 2.03.2.1(d), Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                           (A) Existing Holders' Submitted Bids specifying any
rate that is higher than the Series Interest Rate shall be accepted, thus requiring each such Existing Holder to sell the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                           (B) Existing Holders' Submitted Bids specifying any
rate that is lower than the Series Interest Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                           (C) Potential Holders' Submitted Bids specifying any
rate that is lower than the Series Interest Rate shall be accepted;

                           (D) Each Existing Holders' Submitted Bid specifying a
rate that is equal to the Series Interest Rate shall be rejected, thus entitling such Existing Holder to continue to hold the aggregate principal amount of Auction Rate Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids shall be greater than the principal amount of Auction Rate Notes (the "remaining principal amount") equal to the excess of the Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (B) and (C) of this Section 2.03.2.1(d)(i), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the principal amount of Auction Rate Notes subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Auction Rate Notes held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Series Interest Rate; and

                           (E) Each Potential Holder's Submitted Bid specifying
a rate that is equal to the Series Interest Rate shall be accepted, but only in an amount equal to the principal amount of Auction Rate Notes obtained by multiplying the excess of the aggregate principal amount of Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (B), (C) and (D) of this Section 2.03.2.1(d)(i) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to Submitted Bids made by all such Potential Holders that specified a rate equal to the Series Interest Rate; and

                           (F) Each Potential Noteholder's Bid specifying a rate
that is higher than the Series Interest Rate will be rejected.

                  (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Auction Rate Notes are subject to submitted Hold Orders), or if the Net Loan Rate is less than the Bid Auction Rate (in which case the Series Interest Rate shall equal the Net Loan Rate), or if the Series Interest Rate would be greater than 17%, subject to the provisions of
Section 2.03.2.1(d)(iv), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                           (A) Existing Holders' Submitted Bids specifying any
rate that is equal to or lower than the Series Interest Rate shall be rejected, thus entitling such Existing Holders to continue to hold the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                           (B) Potential  Holders'  Submitted Bids  specifying
(1) any rate that is equal to or lower than the Series Interest Rate shall be accepted and (2) any rate that is higher than the Series Interest Rate shall be rejected; and

                           (C) each Existing Holder's Submitted Bid specifying
any rate that is higher than the Series Interest Rate and the Submitted
Sell Order of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clause (B) of this Section 2.03.2.1(d)(ii) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids and Submitted Sell Orders.

                  (iii) If all Outstanding Auction Rate Notes are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

                  (iv) If, as a result of the procedures described in paragraph
(i) or (ii) of this Section 2.03.2.1(d), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a principal amount of Auction Rate Notes that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Auction Rate Notes to be purchased or sold by any Existing Holder or Potential Holder so that the principal amount of Auction Rate Notes purchased or sold by each Existing Holder or Potential Holder shall be equal to an Authorized Denomination.

                  (v) If, as a result of the procedures described in paragraph
(ii) of this Section 2.03.2.1(d), any Potential Holder would be entitled or required to purchase less than an Authorized Denomination of Auction Rate Notes, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Auction Rate Notes for purchase among Potential Holders so that only Auction Rate Notes in Authorized Denominations are purchased by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any Auction Rate Notes.

                  (e) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Auction Rate Notes to be purchased and the aggregate principal amount of Auction Rate Notes to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Auction Rate Notes to be sold differs from such aggregate principal amount of Auction Rate Notes to be purchased, determine to which other Broker-Dealer or Broker Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Auction Rate Notes.

                  (f) The Issuer and any affiliate may not submit an Order in any Auction.

                  (g) Any calculation by the Auction Agent (or Administrator or the Indenture Trustee, if applicable) of the Series Interest Rate, the Applicable LIBOR Rate, the Maximum Auction Rate, the All Hold Rate, the Net Loan Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

                  SECTION 2.03.2.2 APPLICATION OF INTEREST PAYMENTS FOR THE AUCTION RATE NOTES.

                  (a) The Indenture Trustee shall determine not later than 12:00 Noon, eastern time, on the Business Day next succeeding an Auction Period Distribution Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Indenture Trustee shall, not later than 12:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit F attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Indenture Trustee shall immediately send a notice in substantially the form of Exhibit G attached hereto to the Auction Agent by telecopy or similar means.

                  (b) Not later than 12:00 Noon, eastern time, on each Auction Period Distribution Date the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Expense Account, an amount equal to the Auction Agent Fee and the Broker-Dealer Fee as calculated in the Auction Agent Agreement. The Indenture Trustee shall, from time to time at the request of the Auction Agent and with the approval of an Authorized Officer of the Issuer, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts in the Expense Account.

                  SECTION 2.03.2.3 CALCULATION OF MAXIMUM AUCTION RATE, ALL HOLD RATE, NET LOAN RATE, APPLICABLE LIBOR RATE AND NON-PAYMENT RATE. The Auction Agent shall calculate the Maximum Auction Rate, the All Hold Rate and the Applicable LIBOR Rate on each Interest Determination Date and shall notify the Indenture Trustee and the Broker-Dealers of the Maximum Auction Rate, the All Hold Rate and the Applicable LIBOR Rate as provided in the Auction Agent Agreement. The Administrator shall calculate the Net Loan Rate and no later than the Business Day immediately preceding each Interest Determination Date shall report to the Auction Agent in writing, the Net Loan Rate. Upon receipt of notice from the Indenture Trustee of a failed Auction Period Conversion as described in Section 2.03.2.9 hereof, the Auction Agent shall calculate the Maximum Auction Rate and the Administrator will report to the Auction Agent in writing the Net Loan Rate as of such failed Auction Period Conversion and give notice thereof as provided and to the parties specified in Section 2.3(b)(iv) of the Auction Agent Agreement. If the ownership of a Series of Auction Rate Notes is no longer maintained in

Book-Entry form by the Depository, the Indenture Trustee shall calculate the Maximum Auction Rate and Administrator shall report to the Indenture Trustee in writing the Net Loan Rate on the Business Day immediately preceding the commencement of each Interest Accrual Period after the delivery of certificates representing such Series of Auction Rate Notes pursuant to this Indenture. If a Payment Default shall have occurred, the Indenture Trustee shall calculate the Non-Payment Rate on the Interest Determination Date for (i) each Interest Accrual Period commencing on or after the occurrence and during the continuance of such Payment Default and (ii) any Interest Accrual Period commencing less than two Business Days after the cure of any Payment Default. The Auction Agent shall determine the Applicable LIBOR Rate for each Interest Accrual Period other than the Initial Period; provided, that if the ownership of the Auction Rate is no longer maintained in Book-Entry form, or if a Payment Default has occurred, then the Indenture Trustee shall determine the Applicable LIBOR Rate for each such Interest Accrual Period. The determination by the Indenture Trustee or the Auction Agent, as the case may be, of the Applicable LIBOR Rate shall (in the absence of manifest error) be final and binding upon all parties. If determined by the Auction Agent, the Auction Agent shall promptly advise the Indenture Trustee of the Applicable LIBOR Rate.

                  SECTION 2.03.2.4 NOTIFICATION OF RATES, AMOUNTS AND PAYMENT DATES.

                  (a) By 10:00 a.m., eastern time, on the Business Day following each Record Date, the Indenture Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Auction Period Distribution Date to the beneficial owners of Auction Rate Notes.

                  (b) Promptly after the Closing Date and after the beginning of each subsequent Interest Accrual Period, and in any event at least four (4) days prior to any Auction Period Distribution Date, as the case may be, the Indenture Trustee shall:

                           (i)  confirm with the Auction  Agent,  so long as
no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-Entry form by the Depository, (1) the date of such next Auction Period Distribution Date and (2) the amount payable to the Auction Agent on the Interest Determination Date pursuant to Section 2.03.2.2(b) hereof;

                           (ii) pursuant to Section 2.03.3 hereof, advise the
Holders of any Carryover Interest accruing on any series of Series Auction Rate Notes; and

                           (iii) advise the Depository, so long as the ownership
of the Auction Rate Notes is maintained in Book-entry form by the Depository, upon request, of the Series Interest Rate payable on the Auction Rate Notes and the interest amount.

                  If any day scheduled to be an Auction Period Distribution Date shall be changed after the Indenture Trustee shall have given the notice or confirmation referred to in clause (i) of the preceding sentence, the Indenture Trustee shall, not later than 9:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Auction Period Distribution Date or the old

Auction Period Distribution Date, by such means as the Indenture Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-Entry Form by the Depository.

                  SECTION 2.03.2.5 AUCTION AGENT.

                  (a) Bankers Trust Company has been appointed as Auction Agent to serve as agent for the Issuer in connection with Auctions with respect to the Auction Rate Notes. The Indenture Trustee has entered into the Initial Auction Agent Agreement with Bankers Trust Company, as the Initial Auction Agent. Any Substitute Auction Agent shall be (i) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as is approved by the Indenture Trustee and the Calculation Agent in writing and having a combined capital stock or surplus of at least $50,000,000, or (ii) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 90 days' notice to the Indenture Trustee, the Issuer and the Calculation Agent. The Auction Agent may be removed at any time by the Indenture Trustee upon the written direction of an Authorized Officer of the Issuer or the Holders of 66-2/3% of the aggregate principal amount of the Auction Rate Notes then Outstanding, and if by the Holders, by an instrument signed by such Holders or their attorneys and filed with the Auction Agent, the Issuer, the Indenture Trustee and the Calculation Agent upon at least 90 days' notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer or by the Calculation Agent, with the Issuer's consent, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within fifteen (15) days after notifying the Indenture Trustee, the Issuer and the Calculation Agent in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

                  (b) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Indenture Trustee at the direction of an Authorized Officer of the Issuer (after receipt of a certificate from the Calculation Agent confirming that any proposed Substitute Auction Agent meets the requirements described in the immediately preceding paragraph), shall use its best efforts to appoint a Substitute Auction Agent.

                  (c) The Auction Agent shall act as agent for the Issuer in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the

Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

                  (d) In the event of a change in the Auction Agent Fee Rate pursuant to Section 6.4(b) of the Auction Agent Agreement, the Auction Agent shall give a Notice of Fee Rate Change to the Indenture Trustee in accordance with the Auction Agent Agreement.

                  SECTION 2.03.2.6.  BROKER-DEALERS.

                  (a) The Auction Agent has entered into a Broker-Dealer Agreement with NationsBanc Montgomery Securities LLC, as the initial Broker-Dealer. An Authorized Officer of the Issuer may, from time to time, approve one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Indenture Trustee and the Auction Agent; provided, however, that while NationsBanc Montgomery Securities LLC is serving as a Broker-Dealer, NationsBanc Montgomery Securities LLC shall have the right to consent to the approval of any additional Broker-Dealers, which consent will not be unreasonably withheld.

                  (b) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer of the Issuer, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

                  SECTION 2.03.2.7 CHANGES IN AUCTION PERIOD OR PERIODS.

                  (a) While any of the Auction Rate Notes are Outstanding, the Issuer may, from time to time, convert on an Auction Period Distribution Date the length of one or more Auction Periods pursuant to an Auction Period Adjustment, in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the interest rate borne by the Auction Rate Notes; provided, however that the Issuer shall only initiate a change in the length in the Auction Period to an Auction Period of other than seven (7) or twenty-eight (28) days upon written evidence based on a Cash Flow Statement from each of the Rating Agencies then rating any Outstanding Auction Rate Notes that such a change will not adversely affect any rating of such Rating Agencies on any Outstanding Auction Rate Notes; provided, further, however, that each Rating Agency may waive the requirement for delivery of a Cash Flow Statement. The Issuer shall not initiate an Auction Period Adjustment unless it shall have received the written consent of the Calculation Agent, which consent shall not be unreasonably withheld, not less than fifteen (15) days nor more than twenty (20) days prior to the Auction Period Adjustment. The Issuer shall initiate the Auction Period Adjustment by giving written notice to the Indenture Trustee, the Auction Agent, the Calculation Agent, the Depository and each Rating Agency then rating the Auction Rate Notes subject to such Auction Period Adjustment in substantially the form of, or containing substantially the information contained in, Exhibit H to this Indenture at least ten (10) days prior to the Interest Determination Date for such

Auction Period.

                  (b) The length of any such adjusted Auction Period pursuant to an Auction Period Adjustment shall be subject to the limitations thereon set forth in the definition of an Auction Period Adjustment in this Indenture.

                  (c) An Auction Period Adjustment shall not be allowed unless Sufficient Clearing Bids existed or all of the Outstanding Auction Rate Notes were subject to Submitted Hold Orders at both the Auction, if any, before the date on which the notice of the proposed change was given as provided in this
Section 2.03.2.7 and the Auction immediately preceding the proposed change.

                  (d) An Auction Period Adjustment shall take effect on an Auction Period Distribution Date only if (A) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Interest Determination Date for the first such Auction Period, a certificate from the Issuer in substantially the form attached as, or containing substantially the same information contained in, Exhibit I to this Indenture, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the certificate of the Calculation Agent described above in subparagraph (a) and (B) Sufficient Clearing Bids exist or all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders on the Interest Determination Date for such first Auction Period. If the condition referred to in (A) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date (as defined in Exhibit I) will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred in (B) above is not met, the Series Interest Rate for the next Auction Period shall be the lesser of the Auction Rate (which shall be the Maximum Auction Rate) and the Net Loan Rate, but in no event greater than 17%, and the Auction Period shall be the Auction Period determined without reference to the proposed change.

                  (e) In connection with any Auction Period Adjustment, the Auction Agent will provide such further notice as is specified in Section 2.5 of the Auction Agent Agreement.

                  (f) While any of the Auction Rate Notes are Outstanding, the Issuer may, from time to time, change the length of one or more Auction Periods pursuant to an Auction Period Conversion. In such case, the Issuer, the Indenture Trustee and the Auction Agent shall comply with the provisions of
Section 2.03.2.9 of this Indenture for effecting such an Auction Period Conversion. If the conditions set forth in Section 2.03.2.9 are not met, the Series Interest Rate for the Auction Period with respect to which the proposed Auction Rate Conversion was to have been effective shall be the lesser of the Auction Rate (which shall be the Maximum Auction Rate) and the Net Loan Rate, but in no event greater than 17%, and the Auction Period shall be the Auction Period determined without reference to the proposed change.

                  SECTION 2.03.2.8 CHANGES IN THE INTEREST DETERMINATION DATE. The Calculation Agent may specify an earlier Interest Determination Date than the Interest Determination Date that would otherwise be determined in accordance with the definition of "Interest Determination

Date" in Article I of this Terms Supplement with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Interest Determination Date and the Series Interest Rate borne on the Auction Rate Notes. The Authorized Officer of the Issuer shall not consent to such change in the Interest Determination Date unless he or she shall have received a written request for consent from the Calculation Agent not less than fifteen
(15) days nor more than twenty (20) days prior to the effective date of such change. The Calculation Agent shall provide notice of its determination to specify an earlier Interest Determination Date for one or more Auction Periods by means of a written notice delivered at least ten (10) days prior to the proposed changed Interest Determination Date to the Indenture Trustee, the Auction Agent, the Issuer and the Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit J to this Indenture.

                  In connection with any change described in this Section 2.03.2.8, the Auction Agent will provide such further notice as is specified in
Section 2.5 of the Auction Agent Agreement.

                  SECTION 2.03.2.9 AUCTION PERIOD CONVERSIONS. At the option of the Issuer, the length of an Auction Period for a Series of Auction Rate Notes is subject to an Auction Period Conversion on an Auction Period Conversion Date. The length of the new Auction Period, the new Interest Determination Dates, if any, and the Auction Period Distribution Dates with respect to the new Auction Period shall be set forth in a Supplemental Indenture executed in connection with such Auction Period Conversion. No such Auction Period Conversion shall be effective unless prior to the Auction Period Conversion Date the Issuer shall have furnished to the Indenture Trustee written evidence from each of the Rating Agencies then rating any Outstanding Auction Rate Notes that execution of the Supplemental Indenture and the related Auction Period Conversion will not adversely affect the ratings on any series of Outstanding Auction Rate Notes.

                  With respect to an Auction Period Conversion, the Issuer shall give written notice to the Indenture Trustee, the Auction Agent, the Calculation Agent and the Remarketing Agent of any such proposed Auction Period Conversion not less than twenty-eight (28) days prior to the Auction Period Conversion Date in substantially the form of, or containing substantially the information contained in, Exhibit K to this Indenture.

                  Upon receipt of such written notice from the Issuer, the Indenture Trustee shall give written notice to the Holders of such Series of Auction Rate Notes in the manner set forth in Section 3.01 of this Terms Supplement not less than twenty-five (25) days prior to the Auction Period Conversion Date. Such notice shall state (i) that (a) the length of the Auction Period will be converted (1) from an Auction Period between seven (7) and ninety-one (91) days, inclusive, to an Auction Period between ninety-two (92) days and the Final Legal Maturity of such Series of Auction Rate Notes, inclusive, (2) from an Auction Period between ninety-two (92) days and the Final Legal Maturity of such Series of Auction Rate Notes, inclusive, to an Auction Period between seven (7) and ninety-one (91) days, inclusive, or (3) from an Auction Period between ninety-two (92) days and the Final Legal Maturity of such Series of Auction Rate Notes, inclusive, to an Auction Period between ninety-two (92) days and the Final Legal Maturity of such Series of Auction Rate Notes, inclusive, if such latter Auction Period is at least three (3) months shorter or at least three (3) months longer than the Auction Period established for such series at its initial issuance or pursuant to an Auction Period Conversion, as applicable; (ii) the Auction Period Conversion Date, (iii) that all Holders of such Series of Auction Rate Notes are required to tender their Auction Rate Notes to the Indenture Trustee or its agent no later than the Auction Period Conversion Date for purchase at a price equal to 100% of the principal amount thereof plus accrued interest and any unpaid Carryover Interest (and interest accrued thereon) to the Auction Period Conversion Date; provided, however, that all such Auction Rate Notes that are not tendered to the Indenture Trustee by such date shall be deemed tendered to the Indenture Trustee as of the Auction Period Conversion Date, subject, however, to remarketing or purchase by the Remarketing Agent for settlement on the Auction Period Conversion Date and receipt by the Indenture Trustee of the purchase price equal to 100% of the principal amount of Auction Rate Notes from the purchasers thereof or the Remarketing Agent; (iv) that in the event that on the Auction Period Conversion Date, the Remarketing Agent has been unable to remarket all Auction Rate Notes for settlement on the Auction Period Conversion Date and has elected not to purchase for its own account such unremarketed Auction Rate Notes, or on the Auction Period Conversion Date the Indenture Trustee has not received the purchase price equal to 100% of the principal amount of the Auction Rate Notes from the purchasers thereof or the Remarketing Agent, the proposed Auction Period Conversion of the Auction Rate Notes shall be canceled and such Auction Rate Notes shall remain in the Auction Period applicable to such Auction Rate Notes prior to the proposed Auction Period Conversion; (v) that the proposed Auction Period Conversion is conditioned upon there being sufficient moneys available in the Note Payment Account, after making provision for the payment of accrued interest on such Auction Rate Notes and interest on other Auction Rate Notes due and payable on such Auction Period Conversion Date to pay on the Auction Period Conversion Date all Carryover Interest (and accrued interest thereon), if any, on such Auction Rate Notes through the Auction Period Conversion Date; and (vi) that a Holder has no right to elect to retain any such Auction Rate that have been remarketed, or will be purchased, by the Remarketing Agent, on the Auction Period Conversion. The Indenture Trustee shall mail a copy of such notice to each of the Rating Agencies.

                  Notwithstanding anything to the contrary in this Section
2.03.2.9 or elsewhere in this Indenture, if all of the Auction Rate Notes subject to Auction Period Conversion are not remarketed or purchased by the Remarketing Agent for settlement on the Auction Period Conversion Date, or if the Indenture Trustee does not, by 11:00 a.m., eastern time, on the Auction Period Conversion Date receive from the purchaser or the Remarketing Agent the purchase price equal to 100% of the principal amount thereof or if there are not sufficient moneys available in the Note Payment Account, after making provision for the payment of accrued interest on such Auction Rate Notes due and payable on Auction Period Conversion Date to pay on the Auction Period Conversion Date all Carryover Interest (and accrued interest thereon), if any, on such Auction Rate Notes through the Auction Period Conversion Date, none of such Auction Rate Notes shall be subject to such Auction Period Conversion, but all such Auction Rate Notes shall bear interest at the lesser of the Net Loan Rate or the Auction Rate (which shall be the Maximum Auction Rate), but in no event greater than 17%, for the Interest

Accrual Period commencing on such date and shall continue to be held by and registered to the Holders that held such Auction Rate Notes immediately prior to the failed Auction Period Conversion. Upon the occurrence of a failed Auction Period Conversion, the Indenture Trustee shall give written notice to the Issuer, the Auction Agent, the Calculation Agent, the Remarketing Agent and each Rating Agency then rating the Auction Rate Notes, as appropriate, confirming such failure.

                  SECTION 2.03.2.10 MANDATORY TENDER AND PURCHASE OF SERIES AUCTION RATE NOTES IN CONNECTION WITH AUCTION PERIOD CONVERSION.

                  In the event that an Auction Period Conversion with respect to Auction Rate Notes is to take place, such Auction Rate Notes shall be tendered to the Authenticating Agent no later than the related Auction Period Conversion Date for purchase at a purchase price equal to 100% of the principal amount thereof plus accrued interest and any unpaid Carryover Interest (and any interest accrued thereon) to the Auction Period Conversion Date; provided, however, that any Auction Rate Note not tendered to the Authenticating Agent by such date shall be deemed tendered to the Authenticating Agent. The Indenture Trustee shall give notice by mail to the Holders of such Auction Rate Notes not less than twenty-five (25) days prior to the Auction Period Conversion Date, of the mandatory tender of such Series of Auction Rate Notes, which notice shall be contained in the notice given in accordance with the provisions of Section
2.03.2.9 hereof.

                  Pursuant to a Remarketing Agreement, the Remarketing Agent shall be obligated (i) to use its best efforts to remarket the Auction Rate Notes subject to an Auction Period Conversion at a purchase price of not less than 100% of the principal amount thereof, (ii) not later than 3:00 p.m., eastern time, on the Business Day before the Auction Period Conversion Date, to give notice to the Indenture Trustee stating whether all of the Auction Rate Notes have been remarketed or will be purchased by the Remarketing Agent on the Auction Period Conversion Date, and (iii) to cause the purchase price of each Auction Rate Note so remarketed or to be purchased by the Remarketing Agent to be deposited in the fund to be established under a Remarketing Agreement and maintained by the Indenture Trustee pursuant to a Remarketing Agreement (the "Note Purchase Fund") in immediately available funds. Pursuant to a Remarketing Agreement, all amounts deposited in the Note Purchase Fund as aforesaid shall be held by the Indenture Trustee uninvested and in cash and in trust for the sole and exclusive benefit of the Holders of the Auction Rate Notes for the purchase of which such amounts were deposited in the Note Purchase Fund and shall be applied by the Indenture Trustee to such purchase by payment to such Holders without further authorization or direction. Accrued interest and any unpaid Carryover Interest (and any interest accrued thereon) on the Auction Rate Notes shall be paid by the Indenture Trustee to such Holders from the Note Payment Account.

                  If by 11:00 a.m., eastern time, on the Auction Period Conversion Date, there is on deposit in the Note Purchase Fund and the Note Payment Account an aggregate amount sufficient to pay the purchase price of all Auction Rate Notes subject to Auction Period Conversion equal to 100% of the principal amount thereof plus accrued interest and any unpaid Carryover Interest (and any interest accrued thereon) due and payable on the Auction Period

Conversion Date, all Auction Rate Notes which have not been delivered to the Indenture Trustee shall be deemed to have been tendered in accordance with the provisions hereof. In connection with an Auction Period Conversion, if necessary, replacement note certificates, if any, amending and restating the tendered or deemed tendered note certificates with respect to changes to the terms of such tendered or deemed tendered note certificates, shall be authenticated by the Indenture Trustee and delivered to the purchasers thereof; provided, however, that in the case of Auction Rate Notes held in a Book-Entry System, any such replacement Auction Rate Notes shall be authenticated by the Indenture Trustee and delivered to the Depository or its agent. The Holder of any undelivered Auction Rate Notes shall not be entitled to any payment (including any interest to accrue on and subsequent to the Auction Period Conversion Date) other than the purchase price for such undelivered Auction Rate Notes, and undelivered Auction Rate Notes shall no longer be entitled to the benefit of this Indenture, except for the purpose of payment of the purchase price therefor.

                  As of such Auction Period Conversion Date, the Auction Rate Notes subject to Auction Period Conversion shall be registered to the purchasers thereof, regardless of tender of the predecessor Auction Rate Notes by the Holders thereof and shall bear interest at the new Auction Rate for the new Auction Period. The Issuer shall give written notice to the Indenture Trustee, the Auction Agent, the Calculation Agent and the Depository of any such successful Auction Period Conversion no later than 5:00 p.m., eastern time, on the Auction Period Conversion Date in substantially the form of, or containing substantially the information contained in, Exhibit L to this Indenture.

                  The Holders of Auction Rate Notes which are subject to mandatory tender on the Auction Period Conversion Date do not have the right to elect to retain such Auction Rate Notes. Subject only to receipt by the Indenture Trustee from the purchaser of the purchase price equal to 100% of the principal amount of all Auction Rate Notes on the Auction Period Conversion Date and the payment of accrued interest and any unpaid Carryover Interest (and accrued interest thereon) as described above, such Auction Rate Notes will be deemed to be tendered to the Indenture Trustee on such Auction Period Conversion Date and registered in the names of the purchasers thereof.

                  If by 11:00 a.m., eastern time, on the Auction Period Conversion Date there is not on deposit in the Note Purchase Fund and the Note Payment Account (after taking into account other amounts to be paid from the Note Payment Account as hereinbefore described) an aggregate amount sufficient to pay the purchase price of all Auction Rate Notes subject to Auction Period Conversion all Auction Rate Notes that have been tendered to the Indenture Trustee shall be returned by the Indenture Trustee to the tendering Holders thereof, and the Indenture Trustee shall give written notice on the date that the proposed Auction Period Conversion was to have occurred to each Holder of Auction Rate Notes, whether such Holder has actually tendered his Auction Rate Notes or not, that (i) the Auction Period Conversion of such Auction Rate Notes has been canceled because (A) not all Auction Rate Notes were remarketed or purchased by the Remarketing Agent or (B) there were not moneys available to pay accrued interest on such Auction Rate Notes due and payable on the Auction Period Conversion Date, and any unpaid Carryover Interest (and accrued interest thereon), if any, on such Auction Rate Notes and (ii) such Auction Rate Notes will bear interest at the lesser of the Net Loan Rate or the Auction Rate (which shall be the Maximum Auction Rate) as of the failed Auction Period Conversion Date for the Interest Accrual Period commencing on such date, but in no event greater than 17%, written notice of which Series Interest Rate will be given by the Indenture Trustee to each such Holder on the second Business Day of the new Auction Period.

                  SECTION 2.03.2.11 REMARKETING AGENT NOTES. Notwithstanding the fact that the Remarketing Agent is under no obligation to purchase any Auction Rate Notes in connection with an Auction Period Conversion, in the event that the Remarketing Agent should elect, in its sole discretion, to purchase Auction Rate Notes, then the Auction Rate Notes so purchased by the Remarketing Agent will constitute "Remarketing Agent Notes" until the date, if any, on which such Auction Rate Notes are sold by the Remarketing Agent. For so long as such Auction Rate Notes constitute Remarketing Agent Notes, the Remarketing Agent will be entitled to payment of the Remarketing Agent Recovery Amount, as hereinafter defined, with respect to the principal amount of Remarketing Agent Notes. For purposes of this Section 2.03.2.11, "Remarketing Agent Recovery Amount" shall mean, with respect to any Remarketing Agent Notes, an amount equal to the Daily Deferred Rate, as hereinafter defined, multiplied by the daily principal balance of such Remarketing Agent Notes for the actual number of days such Auction Rate Notes constitute Remarketing Agent Notes. For purposes of this
Section 2.03.2.11, "Daily Deferred Rate" shall mean an amount equal to the excess, if any, of (x) the rate published as the "Broker Call" in THE WALL STREET JOURNAL on each day the Remarketing Agent is the owner of such Remarketing Agent Notes over (y) the new Series Interest Rate in effect for such Auction Rate Notes from and after the Auction Period Conversion Date. Any accrued but unpaid Remarketing Agent Recovery Amount is payable from the Note Payment Account, to the extent funds are available therefor after payment of all other amounts payable therefrom, on each Auction Period Distribution Date.

                  In the event that the Remarketing Agent acquires Auction Rate Notes other than in connection with a mandatory tender in anticipation of an Auction Period Conversion, such Auction Rate Notes will not constitute Remarketing Agent Notes prior to Auction Period Conversion. In the event that the Remarketing Agent holds such Auction Rate Notes and such Auction Rate Notes become subject to Auction Period Conversion, the Remarketing Agent will tender them to the Indenture Trustee, and in connection with such Auction Period Conversion such Auction Rate Notes may become Remarketing Agent Notes in accordance with the provisions of this Section 2.03.2.11.

                  SECTION 2.03.3 DETERMINATION OF SERIES INTEREST RATE ON THE SERIES B-3 NOTES The Series Interest Rate for the Series B-3 Notes shall equal a fixed rate of 6.25% per annum. Interest on the Series B-3 Notes shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  SECTION 2.03.4 CARRYOVER INTEREST The Calculation Agent and Auction Agent, as appropriate, shall announce the Formula Rate and the Net Loan Rate to the Indenture Trustee and the Issuer.

                  If, with respect to any Series of Series 1998A Notes for any Interest Accrual Period, interest at the Formula Rate exceeds interest at the Net Loan Rate with respect to such Series of Series 1998A Notes for such Interest Accrual Period, the Series Interest Rate for such Interest Accrual Period shall be the Net Loan Rate, and the Indenture Trustee, on the Distribution Date for such Interest Accrual Period, shall pay to the Holders of such Series of Series 1998A Notes interest at the Net Loan Rate. With respect to such Series of Series 1998A Notes, the Indenture Trustee shall also calculate the amount by which interest at the Formula Rate exceeds interest at the Net Loan Rate for such Interest Accrual Period, and such excess, together with interest thereon (compounded on each Distribution Date for the related Series when such interest is not paid on the first Distribution Date for such Series when such interest was otherwise payable) at the applicable Formula Rate from the Distribution Date for the related Series on which such excess was calculated until paid, if at all, shall constitute Carryover Interest. Such Carryover Interest shall be paid on each Distribution Date for the related Series subsequent to the Distribution Date on which such excess was calculated to the extent funds are available therefor in the Note Payment Account of the Collection Fund after making the other required payments from the Note Payment Account in accordance with the provisions of Section 5.5.2 of the Base Indenture and Section 4.02 hereof. Carryover Interest shall continue to be so payable notwithstanding that the principal amount of the applicable Series of Series 1998A Notes has been reduced to zero until (i) no Notes remain outstanding and
(ii) the balances in the Funds and Accounts have been reduced to zero. For purpose of the Indenture any reference herein to "principal or "interest" shall not include within the meaning of such words Carryover Interest.

                  Carryover Interest shall be separately calculated for each Series of Series 1998A Notes by the Indenture Trustee in sufficient time for the Indenture Trustee to give notice to each Holder of such Carryover Interest as required in this paragraph. On the Distribution Date for an Interest Accrual Period with respect to which Carryover Interest has been calculated by the Indenture Trustee, the Indenture Trustee shall, in accordance with Section 7.10 of the Base Indenture, give written notice to each Holder of the Carryover Interest applicable to such Holder's Note for such Interest Accrual Period, which written notice may accompany the payment of interest by check made to each such Holder on such Distribution Date or otherwise shall be mailed on such Distribution Date by first class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the books of registry maintained by the Indenture Trustee pursuant to the Indenture.

                  Such notice shall state, in addition to such Carryover Interest, that, Carryover Interest shall continue to be payable notwithstanding that the principal amount of the applicable Series of Series 1998A Notes has been reduced to zero until (i) no Notes remain outstanding and (ii) the balances in the Funds and Accounts have been reduced to zero.

                  SECTION 2.03.5 ADDITIONAL PROVISIONS REGARDING SERIES INTEREST RATE. The determination of a Series Interest Rate by the Calculation Agent, Auction Agent or any other Person pursuant to the provisions of the applicable Section of this Article II shall be conclusive and binding on the Holders of the Series of Note or Notes to which such Series Interest Rate applies, and the Issuer and the Indenture Trustee may rely thereon for all purposes.

                  In no event shall the cumulative amount of interest paid or payable on a Series of Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Notes of such Series under applicable law which are contracted for, charged, reserved, taken or received pursuant to the Notes of such Series or related documents) calculated from the Date of Issuance of the Notes of such Series through any subsequent day during the term of the Notes of such Series or otherwise prior to payment in full of the Notes of such Series exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Notes of such Series or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Notes of such Series, or if the redemption or acceleration of the maturity of the Notes of such Series results in payment to or receipt by the Holder or any former Holder of the Notes of such Series of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Notes of such Series or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Notes of such Series shall be credited on the principal balance of the Notes of such Series (or, if the Notes of such Series have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Notes of such Series and related documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Notes of such Series and under the related documents.

                  SECTION 2.04 FORMS OF NOTES AND INSTRUCTIONS FOR PAYMENT. The Senior Notes and the certificate of authentication and form of assignment for transfer to be endorsed thereon shall be in substantially the form of Exhibits B, C, O or P hereof, as appropriate, with necessary or appropriate variations, omissions or insertions, as permitted or required by this Indenture.

                  Each Subordinate Note and the certificate of authentication and form of assignment for transfer to be endorsed thereon shall be in substantially the form of Exhibits D or Q hereof, as appropriate, with necessary or appropriate variations, omissions or insertions, as permitted or required by this Indenture.

                  Any instructions to the Indenture Trustee for payment of interest on the Notes shall be in substantially the form of Exhibit E hereof, with necessary or appropriate variations, omissions or insertions, as permitted or required by this Indenture.

                  SECTION 2.05 TRANSFER RESTRICTIONS (a) RESTRICTED SECURITIES. Restricted Securities shall be subject to the restrictions on transfer (the "Transfer Restrictions") provided in the applicable legend(s) the ("Restrictive Legends") required to be set forth on the face of each Restricted Security pursuant to Section 2.06 hereof, and each Holder of a Restricted Security, by its acceptance thereof, agrees to be bound by, and to comply with, the Transfer Restrictions, in each case unless compliance with the Transfer Restrictions shall be waived by the Issuer in writing delivered to the Indenture Trustee.

                  The Transfer Restrictions shall cease and terminate with respect to any particular Restricted Security upon receipt by the Issuer of evidence satisfactory to it (which may include an opinion of independent counsel experienced in matters of United States federal securities law) that, as of the date of determination, such Restricted Security (a) could be transferred by the Holder thereof to a QIB or to an Accredited Investor pursuant to Rule 144A promulgated under the Securities Act, (b) has been sold pursuant to an effective registration statement under the Securities Act, or (c) has been transferred (i) to the Issuer, (ii) in a transaction satisfying all the requirements of Rule 903 or 904 (as applicable) of Regulation S promulgated under the Securities Act or
(iii) pursuant to Rule 144A under the Securities Act, and receipt by the Indenture Trustee of a certificate from an Authorized Officer certifying that the Issuer has received such evidence and that the Transfer Restrictions have ceased and terminated with respect to such Restricted Security. All references in the preceding sentence to any Regulation, Rule or provision thereof shall be deemed also to refer to any successor provisions thereof. In addition, the Issuer may terminate the Transfer Restrictions with respect to any particular Restricted Security in such other circumstances as it determines are appropriate for this purpose and shall deliver to the Indenture Trustee a certificate from an Authorized Officer certifying that the Transfer Restrictions have ceased and terminated with respect to such Restricted Security.

                  At the request of the Holder and, upon the surrender of such Restricted Security to the Indenture Trustee or the Registrar for exchange in accordance with the provisions of Section 2.3 of the Base Indenture, any Restricted Security as to which the Transfer Restrictions shall have terminated in accordance with the preceding paragraph shall be exchanged for a new Note of like tenor and aggregate principal amount, but without the Restrictive Legends. Any Restricted Security as to which the Restrictive Legends shall have been removed pursuant to this paragraph (and any Unregistered Notes issued upon registration of transfer of, exchange for or in lieu of such Restricted Security) shall thereupon cease to be "Restricted Securities" for all purposes of this Indenture.

                  The Issuer shall notify the Indenture Trustee of the effective date of any registration statement registering any Restricted Securities under the Securities Act and shall ensure that any opinion of counsel received by it in connection with the removal of any Restrictive Legend is also addressed to the Indenture Trustee. The Indenture Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and without negligence on its part in reliance upon a certificate of the Issuer executed by an Authorized Officer in accordance with this Section 2.05(a).

                  As used in this Section 2.5(a), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Unregistered Notes referred to herein.

                  (b) GLOBAL SECURITIES. Each Global Security authenticated under the Indenture shall be registered in the name of the Depository designated for such Global Security or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor at its designated corporate trust office, and each such Global Security shall constitute a single Note for all purposes of this Indenture.

                  Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Unregistered Notes registered, and no transfer of a Global Security in whole or part may be made or registered, in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (A) such Depository (i) has notified the Issuer that it is unwilling or unable to continue to act as Depository for such Global Security or (ii) has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any other applicable statute or regulation, and, in either case, a successor Depository is not appointed by the Issuer within ninety (90) days of such event (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, or (C) the Issuer in its sole discretion shall have notified the Depository that the Global Securities shall be exchanged for such Unregistered Notes. Any Global Security exchanged pursuant to clause (A) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (B) or (C) above may be exchanged in whole or from time to time in part as directed by the Depository for such Global Security. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the second preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Notes registered only in the name or names of, such Person or Persons as the Depository for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered. Nothing in this Section 2.05(b) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with this Section 2.05 or Section 2.3 of the Base Indenture.

                  Subject to the preceding paragraph, any exchange of a Global Security for other Notes may be made in whole or in part, and all Unregistered Notes issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depository for such Global Security shall direct.

                  Every Unregistered Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Unregistered Note is registered in the name of a Person other than the Depository for such Global Security or a nominee thereof.

                  Until the termination of the Restricted Period with respect to Unregistered Notes, interests in any Regulation S Global Security may be held only through Agent Members acting for and on behalf of Euroclear and Cedel; provided, however, that the Indenture Trustee shall have no responsibility to determine compliance with this requirement.

                  (c)  TRANSFERS BETWEEN GLOBAL SECURITIES.

                  (i) RESTRICTED GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY. If the owner of a beneficial interest (an "Owner Transferor") in a Restricted Global Security wishes at any time to transfer such beneficial interest to a person (an "Owner Transferee") who wishes to take delivery thereof in the form of a beneficial interest in an Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this

Section 2.05(c)(i). Upon receipt by the Indenture Trustee, as custodian, at its designated corporate trust office of (1) written instructions given in accordance with the Applicable Procedures from the Agent Member whose account is to be debited (an "Agent Member Transferor") with respect to the Restricted Global Security directing the Indenture Trustee, as Registrar, to credit or cause to be credited to a specified account of another Agent Member (an "Agent Member Transferee") (which shall be an account with Euroclear or Cedel or both) a beneficial interest in a Regulation S Global Security in a principal amount equal to the beneficial interest in the Restricted Global Security to be transferred (the "Restricted Global Transferred Amount"), (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member Transferee to be credited with, and the account of the Agent Member Transferor to be debited for, the Restricted Global Transferred Amount, and (3) a certificate in substantially the form set forth in Section 2.08(a) given by the Owner Transferor, the Indenture Trustee, as Registrar, shall instruct the Depository for such Global Securities to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the Restricted Global Transferred Amount, and to credit or cause to be credited to the account of the Agent Member Transferee a beneficial interest in the Regulation S Global Security, and to debit or cause to be debited to the account of the Agent Member Transferor a beneficial interest in the Restricted Global Security, in each case having a principal amount equal to the Restricted Global Transferred Amount.

                  (ii) REGULATION S GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY. If an Owner Transferor wishes at any time to transfer a beneficial interest in a Regulation S Global Security to an Owner Transferee who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.05(c)(ii). Upon receipt by the Indenture Trustee, as Registrar, at its designated corporate trust office of
(1) written instructions given in accordance with the Applicable Procedures from the Agent Member Transferor directing the Indenture Trustee, as Registrar, to credit or cause to be credited to a specified account of an Agent Member Transferee a beneficial interest in the Restricted Global Security in a principal amount equal to that of the beneficial interest in the Regulation S Global Security to be so transferred (the "Regulation S Global Transferred Amount"), (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member Transferee to be credited with, and the account of the Agent Member Transferor (which must be an account with Euroclear or Cedel or both) to be debited for, the Regulation S Global Amount, and (3) a certificate in substantially the form set forth in
Section 2.08(b) given by the Owner Transferor or Owner Transferee, as the case may be, the Indenture Trustee, as Registrar, shall instruct the Depository for such Global Securities to reduce the principal amount of the Regulation S Global Security, and increase the principal amount of the Restricted Global Security, by the Regulation S Global Transferred Amount, and to credit or cause to be credited to the account of the Agent Member Transferee a beneficial interest in the Restricted Global Security, and to debit or cause to be debited to the account of the Agent Member Transferor a beneficial interest in the Regulation S Global Security, in each case having a principal amount equal to the Regulation S Global Transferred Amount.

                  (d) OTHER TRANSFERS AND EXCHANGES. In case of any transfer or exchange the procedures and requirements for which are not addressed in detail in this Section 2.05, such transfer or exchange will be subject to such procedures and requirements as may be reasonably prescribed by the Issuer and the Indenture Trustee from time to time and, in the case of a transfer or exchange involving a Global Security, the Applicable Procedures.

                  SECTION 2.06. LEGENDS ON UNREGISTERED NOTES. Unless otherwise specified pursuant to and in accordance with Section 2.05 hereof, every Unregistered Note authenticated and delivered hereunder, including any issued upon transfer, exchange or replacement of such Unregistered Notes, shall bear, and shall be subject to the restrictions on transfer provided in Section 2.05 hereof, if such Unregistered Note is issued as a Global Security. Any Unregistered Notes issued upon transfer, exchange or replacement of Unregistered Notes which in accordance with Section 2.05 have ceased to be Restricted Securities shall not bear such legends.

NEITHER THIS GLOBAL SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). EACH OF THE HOLDER HEREOF AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, BY HOLDING THIS GLOBAL SECURITY AND ACQUIRING THEIR BENEFICIAL INTERESTS HEREIN, RESPECTIVELY, AGREES FOR THE BENEFIT OF STUDENT LOAN FUNDING 1998-A/B TRUST (THE "ISSUER") THAT THIS GLOBAL SECURITY AND BENEFICIAL INTERESTS HEREIN MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) SO LONG AS THIS GLOBAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A IN ACCORDANCE WITH RULE 144A OR AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) OF THE SECURITIES ACT WHICH PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER OR AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144(A), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) (RESALES DESCRIBED IN SUBCLAUSES (1) THROUGH (4) BEING REFERRED TO AS "SAFE HARBOR RESALES"), (5) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (PROVIDED THAT AS A CONDITION TO REGISTRATION OF TRANSFER OF THIS GLOBAL SECURITY OTHERWISE THAN IN A SAFE HARBOR RESALE THE ISSUER OR THE INDENTURE TRUSTEE MAY REQUIRE DELIVERY OF ANY DOCUMENTS OR OTHER EVIDENCE THAT IT, IN ITS ABSOLUTE DISCRETION, DEEMS NECESSARY OR APPROPRIATE TO EVIDENCE COMPLIANCE WITH SUCH EXEMPTION AND WITH ANY STATE SECURITIES LAWS THAT MAY BE

APPLICABLE), OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER
THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OR ANY STATE OF THE UNITED STATES. EACH OWNER OF A BENEFICIAL INTEREST IN THIS GLOBAL SECURITY, BY ACQUIRING SUCH BENEFICIAL INTEREST, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF SUCH BENEFICIAL INTEREST FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THIS LEGEND WILL BE REMOVED ONLY IN THE CIRCUMSTANCES SPECIFIED IN THE INDENTURE.

                  SECTION 2.07. LEGENDS ON GLOBAL SECURITIES. In addition to the legend required by Section 2.06 hereof, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION THEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  SECTION 2.08. CERTIFICATION FORMS. (a) Whenever any certification is required to be given pursuant to Section 2.05(c)(i) of this Terms Supplement in connection with the transfer of a beneficial interest in a Restricted Global Security to a person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such certification shall be provided substantially in the form of Exhibit M to this Terms Supplement, with only such changes as shall be approved in writing by the Issuer.

         (b) Whenever any certifications are required to be given pursuant to
Section 2.05(c)(ii) of this Terms Supplement in connection with the transfer of a beneficial interest in the Regulation S Global Security to a person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such certifications shall be provided substantially in the form of Exhibit N to this Terms Supplement, with only such changes as shall be approved in writing by the Issuer.

                                   ARTICLE III

                             REDEMPTION OF THE NOTES


                  SECTION 3.01 REDEMPTION OF NOTES IN GENERAL. The Notes shall be subject to redemption prior to their Legal Final Maturity only upon the terms and conditions, and only on the applicable dates and at the redemption price, as are set forth in this Terms Supplement. The redemption price of the Notes shall, in each case, be par plus (i) accrued interest to the applicable dates on which such redemption will occur and (ii) all unpaid Carryover Interest, if any, thereon. Principal of and interest and unpaid Carryover Interest on the Notes shall be paid from the moneys available therefor in the Note Payment Account in the Collection Fund and in the Reserve Fund.

                  If Outstanding Notes are to be redeemed pursuant to the provisions of this Article III, the Indenture Trustee shall give written notice of such redemption to the Holders of such Outstanding Notes not less than fifteen (15) days prior to the applicable dates on which such Outstanding Notes are to be redeemed. Each notice of redemption shall state (i) the date, Series and numbers of the Notes to be redeemed, the applicable dates on which such redemption will occur and the redemption price payable upon such redemption;
(ii) that the interest on such Outstanding Notes and on any unpaid Carryover Interest shall cease to accrue from and after the applicable date on which such redemption will occur and (iii) that on said date there will become due and payable on each such Outstanding Note the principal amount thereof and the interest accrued on such principal amount to the applicable date on which the redemption will occur and all unpaid Carryover Interest. Each notice of redemption shall also state that each such Outstanding Note must be surrendered to the Indenture Trustee for payment of the principal of and interest and any unpaid Carryover Interest on such Outstanding Notes.

                  If notice of redemption of Outstanding Notes has been duly given as hereinbefore provided and if moneys for the payment of the principal of and interest and any unpaid Carryover Interest on such Outstanding Notes are held for the purpose of such payment by the Indenture Trustee, then such Outstanding Notes shall, on the applicable dates on which such redemption will occur, become due and payable, and interest on said Outstanding Notes and on any unpaid Carryover Interest shall cease to accrue.

                  All Notes surrendered pursuant to the provisions of this
Article III shall be canceled by the Indenture Trustee.

                  SECTION 3.02 AUCTION OF FINANCED STUDENT LOANS; REDEMPTION OF OUTSTANDING NOTES FROM AUCTION PROCEEDS PRIOR TO THE LEGAL FINAL MATURITY. On or after May 31, 2007, if the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Indenture Trustee shall offer the Financed Student Loans in the Trust Estate for sale. The Issuer, its affiliates and unrelated third parties may offer bids to purchase such Financed Student Loans on or prior to such date. If at least two bids are received, the Indenture Trustee shall accept the higher bid if it, together with the funds (including the Value of Eligible Investments, if any, to the credit of the Reserve Fund) on deposit in the Reserve Fund, will pay accrued and unpaid

Program Operating Expenses and all fees and expenses in connection with the sale of the Financed Student Loans and the redemption of the Notes (the "Transaction Costs") and all principal of and accrued interest and unpaid Carryover Interest on all such Outstanding Notes due to the Noteholders. If at least two bids are not received or the bid proceeds, together with the funds (including the Value of Eligible Investments, if any, to the credit of the Reserve Fund) on deposit in the Reserve Fund, are not sufficient to pay Transaction Costs and all principal of and accrued interest and unpaid Carryover Interest on all such Outstanding Notes due to the Noteholders, the Indenture Trustee shall not consummate the sale and may, but is not obligated to, solicit bids for the Financed Student Loans in the Trust Estate on future Distribution Dates until a successful bid is accepted or until the Notes have been paid in full. The net proceeds of such purchase, together with such funds from the Reserve Fund as are necessary to effect such redemption, shall be applied to redeem all Outstanding Notes at par plus accrued interest to and all unpaid Carryover Interest on the next applicable Distribution Date.

                  SECTION 3.03 OPTIONAL REDEMPTION OF NOTES PRIOR TO THE LEGAL FINAL MATURITY. (a) All Outstanding Notes will be subject to redemption in whole on any applicable Distribution Date in the event the Issuer exercises its option to repurchase all remaining Financed Student Loans, and thus effect the early retirement of the Notes, on any applicable Distribution Date for the applicable Series of Notes on or after the Monthly Distribution Date on which the Pool Balance is equal to 10% or less of the Initial Pool Balance, at a price at least equal to, for each Financed Student Loan, the outstanding principal balance of such Financed Student Loan as of the end of the preceding Collection Period, together with all accrued interest thereon and unamortized premiums, if any, and sufficient to pay Transaction Costs and all amount due to the Noteholders, including Carryover Interest, after application of funds (including the Value of Eligible Investments, if any, to the credit of the Reserve Fund) on deposit in the Reserve Fund.

                  In connection with the optional redemption of any Series 1998A Notes, all unpaid Carryover Interest on such Series (and accrued interest, if any, thereon) shall be paid on or before the date of optional redemption of such Series.

                  (b) On and after such date that there are no Series A-3 Notes Outstanding, the Auction Rate Notes shall be subject to redemption in whole or in part on any Auction Period Commencement Date prior to their Final Legal Maturity, at the option of the Issuer (including the designation of which Series is to be redeemed) from funds deposited by or on behalf of the Issuer or otherwise to the credit of the Note Payment Account, upon notice given by the Indenture Trustee to the Noteholders thereof not less than fifteen (15) days prior to the redemption date in the form and manner described in 3.01 hereof, at a redemption price of 100% of the principal amount redeemed plus accrued interest to the date of redemption. The Issuer may not exercise its option to redeem any Auction Rate Notes unless after any such redemption the Parity Percentage is no less than 101% and the provisions of Section 5.4 of the Base Indenture regarding the minimum amount of Financed Student Loans bearing interest at a fixed rate held in the Student Loan Portfolio Fund are satisfied. With respect to the optional redemption of Auction Rate Notes pursuant to this
Section 3.03, in the event of a redemption in part of a Series, the Auction Rate Notes to be redeemed will be selected by lot by the Indenture Trustee. No Auction Rate Notes will be subject to redemption in part in an amount less than an

Authorized Denomination thereof, and no portion of the Auction Rate Notes is to be retained by a Noteholders in an amount less than an Authorized Denomination.

                  In connection with the optional redemption of any Auction Rate Notes, all unpaid Carryover Interest on such Auction Rate Notes (and accrued interest, if any, thereon) shall be paid on or before the date of optional redemption of such Auction Rate Notes.

                  Any amounts in the Note Payment Account in excess of the amounts thereof applied to an optional redemption pursuant to this Section 3.03(b) shall remain in such Account until such amounts are applied by the Indenture Trustee to any other payments to be made from such Account as provided in Section 5.5.1 of the Base Indenture and Section 4.02 hereof or transferred to the Issuer upon its written request if such amounts represent funds deposited by or on behalf of the Issuer.

                  Auction Rate Notes to be redeemed pursuant to this Section 3.03(b) shall be redeemed by the Indenture Trustee only upon written notice from the Issuer to the Indenture Trustee. That notice shall specify the redemption date and shall be given at least twenty (20) days prior to the redemption date or such shorter period as shall be acceptable to the Indenture Trustee in its sole discretion. Before the Indenture Trustee shall give notice of redemption to the Noteholders as provided in Section 3.01 hereof, the Indenture Trustee shall confirm that there is on deposit in the Note Payment Account funds which will be sufficient to pay on the date fixed for redemption the redemption price of the Auction Rate Notes to be redeemed pursuant to such notice.

                                   ARTICLE IV

            DISPOSITION OF PROCEEDS OF THE NOTES; COLLECTION ACCOUNT;
                                ACQUISITION FUND


                  SECTION 4.01 DISPOSITION OF PROCEEDS OF THE NOTES. All proceeds of the issuance and sale of the Series of Notes hereunder were deposited with the Indenture Trustee on the Date of Issuance, and the Indenture Trustee deposited such proceeds to the following Funds and Accounts:

                  (a) $10,917,000 of the proceeds of the Notes, an amount equal to the Specified Reserve Fund Balance, were deposited by the Indenture Trustee upon receipt in the Reserve Fund;

                  (b) $5,000,000 of the proceeds of the Notes were deposited by the Indenture Trustee upon receipt to the Collection Account in the Collection Fund;

                  (c) $3,275,100 of the proceeds of the Notes were deposited by the Indenture Trustee upon receipt to the Expense Account in the Collection Fund; and

                  (d) The balance of the proceeds of the Notes was deposited by the Indenture Trustee upon receipt in the Acquisition Fund.

                  SECTION 4.02 DISPOSITION OF COLLECTION ACCOUNT. On each Monthly Distribution Date, as described below, the Indenture Trustee shall transfer from the Collection Account the following amounts in the following priority, subject to Available Funds for the immediately preceding Collection Period; provided that, if any moneys are transferred on January 31, 1999 to the Collection Account from the Acquisition Fund pursuant to Section 4.03 hereof in an amount equal to or greater than $1,000,000, all such moneys shall be used solely to pay principal on the Series A-4 Notes on the first Auction Period Distribution Date thereof (rounded down, to the extent necessary, to the nearest Authorized Denomination):

         (i) to the Expense Account, to the extent required to increase the balance of such Account to the Program Expense Requirement calculated as of such Monthly Distribution Date;

         (ii)       to the Note Payment Account,

                    (a) an amount up to (1) the Series 1998A-3 Noteholders' Interest Distribution Amount for payment on such Monthly Distribution Date to the Series 1998A-3 Noteholders, ratably, without preference or priority of any kind and (2) any related Senior Issuer Exchange Payment with respect to the Series A-3 Notes for payment to the related Senior Exchange Counterparty,

                    (b) an amount up to (1) the Series 1998A-4 Noteholders' Interest Distribution Amount for payment on each Auction Period Distribution Date occurring in the next succeeding calendar month to the Series 1998A-4 Noteholders, ratably, without preference or priority of any kind and (2) any related Senior Issuer Exchange Payment with respect to the Series A-4 Notes for payment to the related Senior Exchange Counterparty,

                    (c) an amount up to (1) the Series 1998A-5 Noteholders' Interest Distribution Amount for payment on each Auction Period Distribution Date occurring in the next succeeding calendar month to the Series 1998A-5 Noteholders, ratably, without preference or priority of any kind and (2) any related Senior Issuer Exchange Payment with respect to the Series A-5 Notes for payment to the related Senior Exchange Counterparty, and

                    (d) an amount up to (1) the Series 1998A-6 Noteholders' Interest Distribution Amount for payment on each Auction Period Distribution Date occurring in the next succeeding calendar month to the Series 1998A-6 Noteholders, ratably, without preference or priority of any kind and (2) any related Senior Issuer Exchange Payment with respect to the Series A-6 Notes for payment to the related Senior Exchange Counterparty;

         (iii) to the Note Payment Account, an amount up to (a) the Series 1998B-3 Noteholders' Interest Distribution Amount for payment on such Monthly Distribution Date to the Series 1998B-3 Noteholders, ratably, without preference or priority of any kind and (b) any related Subordinate Issuer Exchange Payment with respect to the Series B-3 Notes for payment to the related Subordinate Exchange Counterparty;

         (iv)       to the Note Payment Account,

                    (a) (1) an amount up to the Series 1998A Noteholders' Principal Distribution Amount for payment on such Monthly Distribution Date to the Series 1998A-3 Noteholders until the Outstanding principal balance of Series A-3 Notes has been reduced to zero, and (2) an amount up to the Series 1998B-3 Noteholders' Principal Distribution Amount for payment on such Monthly Distribution Date for payment on such Monthly Distribution Date to the Series 1998B-3 Noteholders,

                    (b) once the Series A-3 Notes are no longer Outstanding, (1) an amount up to the Series 1998A Noteholders' Principal Distribution Amount for payment on the next succeeding Auction Period Distribution Date to the Series 1998A-4 Noteholders until the Outstanding principal balance of the Series A-4 Notes has been reduced to zero, and (2) an amount up to the Series 1998B-3 Noteholders' Principal Distribution Amount for payment on such Monthly Distribution Date for payment on such Monthly Distribution Date to the Series 1998B-3

                    Noteholders,

                    (c) once the Series A-3 Notes and the Series A-4 Notes are no longer Outstanding, (1) an amount up to the Series 1998A Noteholders' Principal Distribution Amount for payment on the next succeeding Auction Period Distribution Date to the Series 1998A-5 Noteholders until the Outstanding principal balance of the Series A-5 Notes has been reduced to zero, and (2) an amount up to the Series 1998B-3 Noteholders' Principal Distribution Amount for payment on such Monthly Distribution Date for payment on such Monthly Distribution Date to the Series 1998B-3 Noteholders, and

                    (d) once the Series A-3 Notes, the Series A-4 Notes and the Series A-5 Notes are no longer Outstanding, (1) an amount up to the Series 1998A Noteholders' Principal Distribution Amount for payment on the next succeeding Auction Period Distribution Date to the Series 1998A-6 Noteholders until the Outstanding principal balance of the Series A-6 Notes has been reduced to zero, and (2) an amount up to the Series 1998B-3 Noteholders' Principal Distribution Amount for payment on such Monthly Distribution Date for payment on such Monthly Distribution Date to the Series 1998B-3 Noteholders;

         (v) once the Series 1998A Notes are no longer Outstanding, to the Note Payment Account, an amount up to the Series 1998B-3 Noteholders' Principal Distribution Amount for payment on such Monthly Distribution Date to the Series 1998B-3 Noteholders until the Outstanding principal balance of the Series B-3 Notes has been reduced to zero;

         (vi) to the Reserve Fund on each Monthly Distribution Date, the amount, if any, required to increase the balance thereof to the Specified Reserve Fund Balance as provided for in
                    Section 5.2 of the Base Indenture;

         (vii) to the Note Payment Account, an amount up to Parity Percentage Payments to the extent then required:

                    (a) for payment on such Monthly Distribution Date to the Series 1998A-3 Noteholders until the principal balance of the Series A-3 Notes has been reduced to zero, then

                    (b) once the Series A-3 Notes are no longer Outstanding, for payment on the next succeeding Auction Period Distribution Date to the Series 1998A-4 Noteholders until the principal balance of the Series A-4 Notes has been reduced to zero, then

                    (c) once the Series A-3 Notes and the Series A-4 Notes are no longer Outstanding, for payment on the next succeeding Auction Period Distribution Date to the Series 1998A-5 Noteholders until the principal balance of the Series

                    A-5 Notes has been reduced to zero, then

                    (d) once the Series A-3 Notes, the Series A-4 Notes and the Series A-5 Notes are no longer Outstanding, for payment on the next succeeding Auction Period Distribution Date to the Series 1998A-6 Noteholders until the principal balance of the Series A-6 Notes has been reduced to zero, then

                    (e) once the Series 1998A Notes are no longer Outstanding, for payment on such Monthly Distribution Date to the Series 1998B-3 Noteholders until the principal balance of each such Series of Series B-3 Notes has been reduced to zero;

         (viii) to the Note Payment Account on any Monthly Distribution Date, an amount up to any Carryover Interest,

                    (a) first to the Series 1998A-3 Noteholders for payment on such Monthly Distribution Date, and upon payment of all Carryover Interest due to the Series 1998A-3 Noteholders, then,

                    (b) to the Series 1998A-4 Noteholders for payment on the next succeeding Auction Period Distribution Date, and upon payment of all Carryover Interest due to the Series 1998A-4 Noteholders, then,

                    (c) to the Series 1998A-5 Noteholders for payment on the next succeeding Auction Period Distribution Date, and upon payment of all Carryover Interest due to the Series 1998A-5 Noteholders, thereafter

                    (d) to the Series 1998A-6 Noteholders for payment on the next succeeding Auction Period Distribution Date, and upon payment of all Carryover Interest due to the Series 1998A-6 Noteholders;

         (ix) to the Note Payment Account, an amount up to the amount, if any, owed an Exchange Counterparty in respect of an early termination payment or damages for early termination by, or as a result of a default by the Issuer under any Exchange Agreement for payment to such Exchange Counterparty; and

         (x)        any remainder, to the Excess Surplus Account.

Notwithstanding the foregoing, if on any Monthly Distribution Date after giving effect to all distributions to be made on such Monthly Distribution Date, either:

         (a) the Outstanding principal amount of the Series 1998A Notes would exceed the sum of (i) the Pool Balance plus (ii) the aggregate balance on deposit in the Funds and Accounts (exclusive of the balance of the Student Loan Portfolio Fund) under the Indenture at the end of the immediately preceding Collection Period, less all distributions to be made on such Distribution Date, or

         (b) an Event of Default described in item 1 of the first paragraph of Section 8.1 of the Base Indenture has occurred (but prior to the acceleration of the Legal Final Maturity of the Notes),

then, until the applicable conditions described in clauses (a) and (b) no longer exist, the Series 1998B-3 Noteholders' Interest Distribution Amount and the Series 1998B-3 Noteholders' Principal Distribution Amount will not be paid to the Series 1998B-3 Noteholders pursuant to clauses (iii) and (iv) above and no Subordinate Issuer Exchange Payment shall be made. For so long as any Series 1998A Notes remain Outstanding, such deferral in the payment of the Series 1998B-3 Noteholders' Interest Distribution Amount, the Series 1998B-3 Noteholders' Principal Distribution Amount or Subordinate Issuer Exchange Payments (except with respect to the Legal Final Maturity of the Series B-3 Notes) shall not constitute an Event of Default. In addition, as long as the applicable conditions described in clause (b) continue to exist, the Series 1998A Noteholders' Principal Distribution Amount shall be paid pro rata among each Series of Series 1998A Notes, without preference or priority of any kind.

                  In connection with transfers made pursuant to subclauses (b),
(c), and (d) of item (ii) above, if the Series Interest Rate for a Series of Auction Rate Notes is unable to be calculated on any Monthly Distribution Date with regard to one or more Auction Period Distribution Dates for such Series occurring in the calendar month next succeeding such Monthly Distribution Date, the Indenture Trustee shall calculate the related Noteholders' Interest Distribution Amount using the Net Loan Rate for the preceding Collection Period. To the extent the Series Interest Rate once calculated is lower than the Net Loan Rate, any excess deposited to the Note Payment Account pursuant to subclauses (b), (c), and (d) of item (ii) above shall be transferred to the Collection Account.

               Notwithstanding the foregoing, principal payments will be made to the Auction Rate Noteholders only in amounts equal to $50,000 and integral multiples in excess thereof. If the amount in the Note Payment Account otherwise required to be applied as a payment of principal either (i) is less than $50,000 or (ii) exceeds an even multiple of $50,000, then, in the case of (i), such entire amount or, in the case of (ii), such excess amount, will not be paid as principal on the upcoming Auction Period Distribution Date, but will be retained in the Note Payment Account until the amount therein available for payment of principal equals $50,000.

               With respect to the Series of Auction Rate Notes entitled to receive payments of principal, the actual Notes of such Series that will receive payments of principal on each applicable Auction Period Distribution Date will be selected no later than five (5) Business Days prior to the such Auction Period Distribution Date by the Indenture Trustee by lot in such manner as the Indenture Trustee in its discretion may determine and which will provide for the selection for payment of principal in the minimum denominations of $50,000, and integral multiples in excess thereof.

               Notice of the specific Auction Rate Notes to receive payments of principal is to be given by the Indenture Trustee by first-class, postage prepaid, mailed not less than five (5) Business Days but no more than ten (10) Business Days before the applicable Auction Period Distribution Date at the address of the applicable Noteholder appearing on the registration books. Any defect in or failure to give such mailed notice shall not affect the validity of proceedings for the payment of any other Notes not affected by such failure or defect. All notices of payment are to state: (i) the applicable Auction Period Distribution Date, (ii) the amount of principal to be paid, and (iii) the Series of Auction Rate Notes to be paid.

                  SECTION 4.03 TRANSFER OF PROCEEDS IN THE ACQUISITION FUND Any portion of the moneys in the Acquisition Fund which is not, or which the Issuer at any time determines cannot for any reason be, used to Finance Student Loans prior to January 31, 1999 shall, at the written direction of the Original Issuer, have been transferred by the Indenture Trustee to the Collection Account and if such moneys equal or exceed $1,000,000, substantially all of such moneys shall be applied to pay principal on the Series A-4 Notes on the next succeeding Auction Period Distribution Date in accordance with Section 4.02 hereof.

                                    ARTICLE V

                                  MISCELLANEOUS


                  SECTION 5.01 EXECUTION AND DELIVERY OF THIS TERMS SUPPLEMENT. This Terms Supplement is executed and delivered pursuant to Section 2.1 of the Base Indenture.

                  SECTION 5.02 EFFECT OF TERMS SUPPLEMENT ON INDENTURE. This Terms Supplement shall supplement the Base Indenture, which is in all respects ratified and confirmed, and the Base Indenture so supplemented by this Terms Supplement shall be read, taken and construed as one and the same instrument. Each addition to and amendment of the Base Indenture herein is solely for the purposes of the Notes. If any term of this Terms Supplement conflicts with any terms of the Base Indenture, this Terms Supplement shall control for purposes of the Notes.

                  SECTION 5.03 EXECUTION OF COUNTERPARTS. This Terms Supplement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same document. It shall not be necessary in proving this Terms Supplement to produce or account for more than one of those counterparts.

                  SECTION 5.04. GOVERNING LAW. This Terms Supplement is entered into with the intent that the laws of the State of Ohio shall govern its construction, without giving effect to the conflict of law principles thereof.

                   [balance of page left blank intentionally]

                  IN WITNESS WHEREOF, STUDENT LOAN FUNDING 1998-A/B TRUST, as Issuer, has caused this Terms Supplement to be signed in its name and on its behalf by an Authorized Officer; FIRSTAR BANK, NATIONAL ASSOCIATION, as Initial Co-Owner Eligible Lender Trustee, has caused this Terms Supplement to be signed in its name and on its behalf by one of its officers thereunto duly authorized; and FIRSTAR BANK, NATIONAL ASSOCIATION, to evidence its acceptance of the trusts hereby created, has caused this Terms Supplement to be signed in its name and on its behalf by one of its officers thereunto duly authorized, all as of the date first above written.

                                 STUDENT LOAN FUNDING 1998-A/B TRUST,
                                  as Issuer


                                 By: Firstar Bank, National Association,
                                     not in its individual capacity but
                                     solely in its capacity as co-owner
                                     trustee of the Delaware Trust


                                 By: ____________________________________
                                 Title:


                                 FIRSTAR BANK, NATIONAL ASSOCIATION,
                                  not in its individual capacity, but solely
                                 as Initial Co-Owner Eligible Lender Trustee for the benefit of the Delaware Trust


                                 By
                                 Title:


                                 FIRSTAR BANK, NATIONAL ASSOCIATION,
                                  as Indenture Trustee


                                 By
                                 Title

                                   SCHEDULE I

                              TERMS OF SENIOR NOTES
                              ---------------------


INITIAL INTEREST RATE (A-3)                     5.94906%

INITIAL INTEREST RATE (A-4):                    5.85%

INITIAL INTEREST RATE (A-5):                    5.85%

INITIAL INTEREST RATE (A-6)                     5.85%

DATED DATE:                                     December 22, 1998.

INITIAL INTEREST DETERMINATION DATE FOR
SERIES 1998A-3 NOTES:                           January 27, 1999

INITIAL INTEREST DETERMINATION DATE FOR         (i) January 27, 1999, with
AUCTION RATE NOTES:                             respect to the Series
                                                1998A-4 Notes, (ii)
                                                February 3, 1999, with
                                                respect to the Series
                                                1998A-5 Notes, and (iii)
                                                February 10, 1999, with
                                                respect to the Series
                                                1998A-6 Notes.

UNREGISTERED SERIES 1998A-3 -
NUMBERED FROM:                                  C-3

REGISTERED SERIES 1998A1-3
NUMBERED FROM:                                  H-1

UNREGISTERED SERIES 1998A-4 -
NUMBERED FROM:                                  D-3

REGISTERED SERIES 1998A1-4 -
NUMBERED FROM:                                  J-1

UNREGISTERED SERIES 1998A-5 -
NUMBERED FROM:                                  E-3

REGISTERED SERIES 1998A1-5 -
NUMBERED FROM:                                  K-1

UNREGISTERED SERIES 1998A-6 - NUMBERED FROM:
                                                F-3

REGISTERED SERIES 1998A1-6 -NUMBERED FROM:
                                                L-1


                           TERMS OF SUBORDINATE NOTES
                           --------------------------


INITIAL INTEREST RATE:                         6.25%

DATED DATE:                                    December 22, 1998


UNREGISTERED SERIES 1998B-3 - NUMBERED FROM:
                                               G-3

REGISTERED SERIES 1998B1-3 - NUMBERED FROM:
                                               M-1

                                                                    EXHIBIT 4.2



                                    EXHIBIT A
                                    ---------

                             DISTRIBUTION STATEMENT

         NOTEHOLDERS' STATEMENT FOR STUDENT LOAN FUNDING 1998-A/B TRUST
        STUDENT LOAN ASSET-BACKED NOTES SERIES A-3, A-4, A-5, A-6 AND B-3
                          FOR COLLECTION PERIOD ENDING

Monthly Distribution Date:______________________

(A)      Principal Factor
         (i)      Series A-3 Notes:____________
         (ii)     Series B-3 Notes:____________

(B)      Amount of principal being paid or distributed:
         (i)      Series A-3 Notes:$___________
         (ii)     Series A-4 Notes:$___________
         (iii)    Series A-5 Notes:$___________
         (iv)     Series A-6 Notes:$___________
         (v)      Series B-3 Notes:$___________

(C)      (i)      Amount of Interest being paid or distributed:
                  (a)      Series A-3 Notes:$____________
                  (b)      Series A-4 Notes:$____________
                  (c)      Series A-5 Notes:$____________
                  (d)      Series A-6 Notes:$____________
                  (e)      Series B-3 Notes:$____________
         (ii)     Applicable Interest Rates (based on the
                  [Formula Rate/Net Loan Rate]:
                  (a)      Series A-3 Notes:____________%
                  (b)      Series A-4 Notes:____________%
                  (c)      Series A-5 Notes:____________%
                  (d)      Series A-6 Notes:____________%
                  (e)      Series B-3 Notes:____________%

(D)      Amount of Distribution allocable to any Carryover Interest:
        (i)       Series A-3 Notes:$____________
        (ii)      Series A-4 Notes:$____________
        (iii)     Series A-5 Notes:$____________
        (iv)      Series A-6 Notes:$____________
        (v)       Series B-3 Notes:$____________

         (E)      Pool Balance at end of preceding Collection
                  Period:$___________

         (F)      After giving effect to distributions on this Distribution
                  Date:
                  (i) outstanding principal amount of Series A-3 Notes:$_____________
                  (ii) outstanding principal amount of Series A-4 Notes:$_____________
                  (iii) outstanding principal amount of Series A-5 Notes:$______________
                  (iv) outstanding principal amount of Series A-6 Notes:$______________
                  (v) outstanding principal amount of Series B-3 Notes:$______________

         (G) Amount of Program Operating Expenses to be allocated for the upcoming Distribution Date:$______________

         (H)      (i)      Aggregate amount of Realized Losses (if any) for the
                           Collection Period immediately preceding the
                           Distribution Date:$_____________

                  (ii) Amount received for recoveries of Realized Losses from a previous Collection Period$____________
                           (a)      interest:$_____________
                           (b)      principal:$____________

         (I)      (i)      Amount of distribution attributable to amounts in the
                           following Funds:
                           (a)      Reserve Fund:$_________
                           (b)      Expense Account:$____________
                           (c)      Acquisition Fund:$____________
                           (d)      Collection Account:$__________
                           (e)      Note Payment Account:$________
                           (f)      Excess Surplus Account:$________

                  (ii)     Balance of Funds and Accounts on Distribution Date
                           (a)      Reserve Fund:$_________
                           (b)      Expense Account:$___________
                           (c)      Acquisition Fund:$___________
                           (d)      Collection Account:$__________
                           (e)      Note Payment Account:$___________
                           (f)      Excess Surplus Account:$___________

                  (iii)    Parity Percentage:__________%
                  (iv)     Senior Parity Percentage:___________%
                  (v)      Amount of Parity Percentage Payments:$__________

         (J) The aggregate amount paid for Financed Student Loans purchased from the Student Loan Portfolio Fund during the immediately preceding Collection Period:$____________

         (K)      Amount of Financed Student Loans:
                  (i)      that are 31 through 60 days delinquent:$_________
                  (ii)     that are 61 through 90 days delinquent:$__________
                  (iii)    that are 91 through 120 days delinquent:$___________

                  (iv)     that are more than 120 days delinquent:$____________
                  (v) for which claims have been filed with the appropriate guarantor or the Secretary and which are awaiting payment:$___________

By: Firstar Bank, National Association as Indenture Trustee for Student Loan Funding 1998-A/B Trust Student Loan Asset-Backed Notes, Series 1998A and Series B-3.

                                    EXHIBIT B
                                    ---------

                     FORM OF SENIOR LIBOR FLOATING RATE NOTE
                     ---------------------------------------

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION THEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


NEITHER THIS GLOBAL SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). EACH OF THE HOLDER HEREOF AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, BY HOLDING THIS GLOBAL SECURITY AND ACQUIRING THEIR BENEFICIAL INTERESTS HEREIN, RESPECTIVELY, AGREES FOR THE BENEFIT OF STUDENT LOAN FUNDING 1998-A/B TRUST (THE "ISSUER") THAT THIS GLOBAL SECURITY AND BENEFICIAL INTERESTS HEREIN MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) SO LONG AS THIS GLOBAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A IN ACCORDANCE WITH RULE 144A OR AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) OF THE SECURITIES ACT WHICH PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER OR AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144(A), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) (RESALES DESCRIBED IN SUBCLAUSES (1) THROUGH (4) BEING REFERRED TO AS "SAFE HARBOR RESALES"), (5) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (PROVIDED THAT AS A CONDITION TO REGISTRATION OF TRANSFER OF THIS GLOBAL SECURITY OTHERWISE THAN IN A SAFE HARBOR RESALE THE ISSUER OR THE INDENTURE TRUSTEE MAY REQUIRE DELIVERY OF ANY DOCUMENTS OR OTHER EVIDENCE THAT IT, IN ITS ABSOLUTE DISCRETION, DEEMS NECESSARY OR APPROPRIATE TO EVIDENCE COMPLIANCE WITH SUCH EXEMPTION AND WITH ANY STATE SECURITIES LAWS THAT MAY BE APPLICABLE), OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OR ANY STATE OF THE UNITED STATES. EACH OWNER OF A BENEFICIAL INTEREST IN THIS GLOBAL SECURITY, BY ACQUIRING SUCH BENEFICIAL INTEREST, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF SUCH BENEFICIAL INTEREST FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THIS LEGEND WILL BE REMOVED ONLY IN THE CIRCUMSTANCES SPECIFIED IN THE INDENTURE.

THE INTEREST ON THIS SERIES 1998A-3 NOTE IS NOT EXCLUDABLE FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES.

Registered                                                          Registered
No. C-__                                                           $__,000,000

                       STUDENT LOAN FUNDING 1998-A/B TRUST
                      STUDENT LOAN SENIOR ASSET-BACKED NOTE
                                 SERIES 1998A-3
                              (LIBOR FLOATING RATE)

Dated: December 22, 1998                                 CUSIP: ______________

Interest Rate: As Herein Provided        Legal Final Maturity: December 1, 2006

         Student Loan Funding 1998-A/B Trust, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (herein called the "Issuer"), by Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of Student Loan Funding 1998-A/B Trust (the "Co-Owner Trustee"), hereby acknowledges itself indebted and, for value received, hereby promises to pay (but only out of the Trust Estate) to

                                   CEDE & CO.

or registered assigns, on the Legal Final Maturity stated above (subject to prior redemption referred to herein), the principal sum of

                    ________________________________ DOLLARS

in lawful money of the United States of America; and to pay interest thereon at the Series Interest Rate applicable for each Interest Accrual Period on the dates as provided herein (but only out of said Trust Estate) in like lawful money.

         This Series 1998A-3 Note is one of a duly authorized issue of notes of the Issuer designated as "Student Loan Funding 1998-A/B Trust Student Loan Senior Asset-Backed Notes, Series A-3 (LIBOR Floating Rate)" in the aggregate principal amount of $400,000,000 (the Unregistered Notes of this series herein referred to as the "Series 1998A-3 Notes" and collectively with the Registered Notes of this Series, the "Series A-3 Notes"), initially issued (a) pursuant to a resolution duly adopted by the Management Committee of the Student Loan Funding LLC, a Delaware limited liability company (the "Original Issuer") authorizing the issuance of the Series 1998A-3 Notes and (b) under (i) the authority of the Certificate of Formation and Limited Liability Company Agreement of the Original Issuer and (ii) an Indenture of Trust, dated as of December 1, 1998 (the "Original Base Indenture"), and a Terms Supplement, dated as of even date with the Original Base Indenture (the "Original Terms Supplement"). In connection with the sale and transfer of the Trust Estate to the Issuer by the Original Issuer and the assumption by the Issuer of all of the Original Issuer's obligations under the Original Base Indenture and Original Terms Supplement, the Original Base Indenture and Original Terms Supplement have been amended and restated by the First Amended and Restated Indenture of Trust and the First Amended and Restated Terms Supplement to the First Amended and Restated Indenture of Trust, respectively, each dated as of March 15, 1999 (collectively, the "First Restated Indenture"), and each by and among the Issuer, Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as the initial eligible lender trustee for the benefit of the Issuer (the "Initial Eligible Lender Trustee" and together with any other eligible lender trustee thereunder, each an "Eligible Lender Trustee"), and Firstar Bank, National Association, as indenture trustee (the "Indenture Trustee"). In connection with the consummation of an exchange offer, the First Restated Indenture has been amended and restated by the Second Amended and Restated Indenture of Trust and the Second Amended and Restated Terms Supplement, each dated June 1, 1999, each by and among the Issuer, the Initial Eligible Lender Trustee and the Indenture Trustee (collectively, the "Indenture"). The Series A-3 Notes are issued simultaneously and on a parity with Student Loan Funding 1998-A/B Trust's $93,900,000 Student Loan Senior Asset-Backed Callable Notes, Series A-4 (Auction Rate) (the "Series A-4 Notes"), Student Loan Funding 1998-A/B Trust's $90,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-5 (Auction Rate) (the "Series A-5 Notes"), Student Loan Funding 1998-A/B Trust's $90,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-6 (Auction Rate) (collectively with the Series 1998A-3 Notes, the Series A-4 Notes and the Series A-5 Notes, the "Series 1998A Notes"), and simultaneously with and on a basis senior to Student Loan Funding 1998-A/B Trust's $54,500,000 Student Loan Subordinate Asset-Backed Notes, Series B-3 (Fixed Rate) (collectively with the Series 1998A Notes, the "Notes"). References in this Series 1998A-3 Note to the name "Student Loan Funding 1998-A/B Trust" or to the term "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer.

         Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, and to all of the provisions thereof, to all of which provisions the Holder of this Series 1998A-3 Note, by acceptance hereof, hereby assents and agrees, for definitions of terms; the descriptions of and the nature and extent of the security for the Series A-3 Notes; the student loan purchase program being financed by the issuance of the Series A-3 Notes; the revenues and other assets pledged (the "Trust Estate") to the payment of the principal of and interest and any

Carryover Interest on the Series A-3 Notes (subject to the prior rights of the Indenture Trustee to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate for payment of its fees and expenses and the fees and expenses of each Eligible Lender Trustee); the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Directing Notes; the rights and remedies of the Holders of the Series A-3 Notes, including the limitations therein contained upon the right of a Holder to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer, each Eligible Lender Trustee and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, security interests, assignments and covenants made therein may be discharged at or prior to the maturity of this Series 1998A-3 Note, this Series 1998A-3 Note thereafter no longer being secured by the Indenture or being deemed to be outstanding thereunder; and for the other terms and provisions thereof.

         Words and terms used as defined words and terms in this Series 1998A-3 Note and not otherwise defined herein shall have the meanings given them in the Indenture.

         The principal of and interest and Carryover Interest, if any, on the Series A-3 Notes are limited obligations of the Issuer payable only out of the Trust Estate, as and to the extent set forth in the Indenture, and are secured by a pledge of, lien on, security interest in and assignment of the Trust Estate, subject to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture.

         THE INTEREST ACCRUAL PERIOD, THE APPLICABLE SERIES INTEREST RATE, THE METHOD OF DETERMINING THE SERIES INTEREST RATE ON EACH OF THE SERIES A-3 NOTES, THE DISTRIBUTION OF PRINCIPAL OF AND INTEREST AND CARRYOVER INTEREST, IF ANY, ON THIS SERIES 1998A-3 NOTE AND REDEMPTION OF THIS SERIES 1998A-3 NOTE WILL BE DETERMINED IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THE INDENTURE AND THE CALCULATION AGENT AGREEMENT, TO WHICH TERMS, CONDITIONS AND PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE, AND ALL OF WHICH TERMS, CONDITIONS AND PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

         No covenant or agreement contained in this Series 1998A-3 Note or in the Indenture shall be deemed to be a covenant or agreement of any officer, director, agent or employee of the Issuer in his or her individual capacity, and none of such officers, directors, agents or employees nor any person executing this Series 1998A-3 Note on behalf of the Issuer shall be liable personally on this Series 1998A-3 Note or be subject to any personal liability or accountability by reason of the issuance of this Series 1998A-3 Note.

         If an Event of Default occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, each Eligible Lender Trustee, the Indenture Trustee and the registered owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

         Except when this Series 1998A-3 Note is held in a Book-entry System, this Series 1998A-3 Note is transferable by the registered owner hereof or its attorney duly authorized in writing at the principal corporate trust office of the Indenture Trustee, upon surrender of this Series 1998A-3 Note, accompanied by a duly executed instrument of transfer in the form set forth herein, with signature guaranteed in a manner satisfactory to the Indenture Trustee, subject to such reasonable regulations as the Issuer or the Indenture Trustee may prescribe, and upon payment of any tax, fee or other governmental charge incident to such transfer. Upon any such transfer there shall be issued in the name of the transferee a new fully registered Series 1998A-3 Note or Series 1998A-3 Notes of Authorized Denominations of the same aggregate principal amount and date as this Series 1998A-3 Note. The person in whose name this Series 1998A-3 Note is registered shall be deemed the owner hereof for all purposes, and the Issuer, the Indenture Trustee and any other designated Authenticating Agent shall not be affected by any notice to the contrary.

         The Series A-3 Notes are issuable only as fully registered notes in Authorized Denominations. Except when this Series 1998A-3 Note is held in a Book-entry System and subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Series 1998A-3 Notes may be exchanged at said office of the

Indenture Trustee for a like aggregate principal amount of Series 1998A-3 Notes of the same date and series of other Authorized Denominations.

         In any case where the date fixed for the payment of principal of or interest or Carryover Interest on this Series 1998A-3 Note shall not be a Business Day, then payment of such principal or interest or Carryover Interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

         It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Series 1998A-3 Note and the issue of which it is one, have happened, exist and have been performed in regular and due time, form and manner as required by law; and that this Series 1998A-3 Note and the issue of which it is one do not exceed any limitations of indebtedness prescribed by law or otherwise applicable to the Issuer.

         This Series 1998A-3 Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Indenture Trustee or the Authenticating Agent.

         This Series 1998A-3 Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

                  IN WITNESS WHEREOF, the Issuer has caused this Series 1998A-3 Note to be executed in its name and on its behalf by the facsimile signatures of the undersigned authorized officers of the Issuer.

                      STUDENT LOAN FUNDING 1998-A/B TRUST,
                     By: Firstar Bank, National Association,
        not in its individual capacity, but solely as co-owner trustee of
                      Student Loan Funding 1998-A/B Trust,


BY:    [FACSIMILE SIGNATURE]                        BY:   [FACSIMILE SIGNATURE]
   -------------------------                           ------------------------
Title:                                              Title:
      ---------------------                               ---------------------

            [FORM OF CERTIFICATE OF AUTHENTICATION AND REGISTRATION]

                  This is one of the Series A-3 Notes described in the within mentioned Indenture, and has been registered this date:


Date of Registration and Authentication:  _______________________


                                     FIRSTAR BANK, NATIONAL ASSOCIATION,
                                     as Indenture Trustee


                                     By
                                        -------------------------------------
                                              Authorized Signatory


                        [Form of Assignment for Transfer]

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________ (Tax Identification or Social Security Number: _______________) the within Student Loan Senior Asset-Backed Note, Series A-3 (LIBOR Floating
Rate) of Student Loan Funding 1998-A/B Trust, and hereby irrevocably constitutes and appoints _______________ attorney to transfer said Note on the registry books kept by the Indenture Trustee for that purpose with full power of substitution in the premises.


Dated______________________                       _____________________________
                                                            Signature


         NOTE: The signature to the assignment must correspond to the name as written on the face of this Note in every particular, without any alteration or change whatsoever.


Signature Guarantee:______________________________

                                    EXHIBIT C
                                    ---------

                        FORM OF SENIOR AUCTION RATE NOTES
                        ---------------------------------

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION THEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


NEITHER THIS GLOBAL SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). EACH OF THE HOLDER HEREOF AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, BY HOLDING THIS GLOBAL SECURITY AND ACQUIRING THEIR BENEFICIAL INTERESTS HEREIN, RESPECTIVELY, AGREES FOR THE BENEFIT OF STUDENT LOAN FUNDING 1998-A/B TRUST (THE "ISSUER") THAT THIS GLOBAL SECURITY AND BENEFICIAL INTERESTS HEREIN MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) SO LONG AS THIS GLOBAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A IN ACCORDANCE WITH RULE 144A OR AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) OF THE SECURITIES ACT WHICH PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER OR AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144(A), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) (RESALES DESCRIBED IN SUBCLAUSES (1) THROUGH (4) BEING REFERRED TO AS "SAFE HARBOR RESALES"), (5) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (PROVIDED THAT AS A CONDITION TO REGISTRATION OF TRANSFER OF THIS GLOBAL SECURITY OTHERWISE THAN IN A SAFE HARBOR RESALE THE ISSUER OR THE INDENTURE TRUSTEE MAY REQUIRE DELIVERY OF ANY DOCUMENTS OR OTHER EVIDENCE THAT IT, IN ITS ABSOLUTE DISCRETION, DEEMS NECESSARY OR APPROPRIATE TO EVIDENCE COMPLIANCE WITH SUCH EXEMPTION AND WITH ANY STATE SECURITIES LAWS THAT MAY BE APPLICABLE), OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OR ANY STATE OF THE UNITED STATES. EACH OWNER OF A BENEFICIAL INTEREST IN THIS GLOBAL SECURITY, BY ACQUIRING SUCH BENEFICIAL INTEREST, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF SUCH BENEFICIAL INTEREST FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THIS LEGEND WILL BE REMOVED ONLY IN THE CIRCUMSTANCES SPECIFIED IN THE INDENTURE.

THE INTEREST ON THIS SERIES 1998A-_ NOTE IS NOT EXCLUDABLE FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES.

Registered                                                         Registered
No. [D/E/F]-__                                                     $__,000,000

                       STUDENT LOAN FUNDING 1998-A/B TRUST
                 STUDENT LOAN SENIOR ASSET-BACKED CALLABLE NOTE
                                 SERIES 1998A-_
                                 (AUCTION RATE)

Dated: December 22, 1998                                 CUSIP: ______________

Interest Rate: As Herein Provided         Legal Final Maturity: December 1, 2019

         Student Loan Funding 1998-A/B Trust, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (herein called the "Issuer"), by Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of Student Loan Funding 1998-A/B Trust (the "Co-Owner Trustee"), hereby acknowledges itself indebted and, for value received, hereby promises to pay (but only out of the Trust Estate) to

                                   CEDE & CO.

or registered assigns, on the Legal Final Maturity stated above (subject to prior redemption referred to herein), the principal sum of

                    ________________________________ DOLLARS

in lawful money of the United States of America; and to pay interest thereon at the Series Interest Rate applicable for each Interest Accrual Period on the dates as provided herein (but only out of said Trust Estate) in like lawful money.

         This Series 1998A-_ Note is one of a duly authorized issue of notes of the Issuer designated as "Student Loan Funding 1998-A/B Trust Student Loan Senior Asset-Backed Callable Notes, Series A-_ (Auction Rate)" in the aggregate principal amount of $______,000 (the Unregistered Notes of this series herein referred to as the "Series 1998A-_ Notes and collectively with the Registered Notes of this Series, the "Series A-3 Notes"), initially issued (a) pursuant to a resolution duly adopted by the Management Committee of Student Loan Funding LLC, a Delaware limited liability company (the "Original Issuer") authorizing the issuance of the Series 1998A-_ Notes and (b) under (i) the authority of the Certificate of Formation and Limited Liability Company Agreement of the Original Issuer and (ii) an Indenture of Trust, dated as of December 1, 1998 (the "Original Base Indenture"), and a Terms Supplement, dated as of even date with the Base Indenture (the "Original Terms Supplement"). In connection with the sale and transfer of the Trust Estate to the Issuer by the Original Issuer and the assumption by the Issuer of all of the Original Issuer's obligations under the Original Base Indenture and Original Terms Supplement, the Original Base Indenture and Original Terms Supplement have been amended and restated by the First Amended and Restated Indenture of Trust and the First Amended and Restated Terms Supplement to the First Amended and Restated Indenture of Trust, respectively, each dated as of March 15, 1999 (collectively, the "First Restated Indenture"), and each by and among the Issuer, Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as the initial eligible lender trustee for the benefit of the Issuer (the "Initial Eligible Lender Trustee" and together with any other eligible lender trustee thereunder, each an "Eligible Lender Trustee"), and Firstar Bank, National Association, as indenture trustee (the "Indenture Trustee"). In connection with the consummation of an exchange offer, the First Restated Indenture has been amended and restated by the Second Amended and Restated Indenture of Trust and the Second Amended and Restated Terms Supplement, each dated June 1, 1999, each by and among the Issuer, the Initial Eligible Lender Trustee and the Indenture Trustee (collectively, the "Indenture"). The Series A-_ Notes are issued simultaneously and on a parity with the Student Loan Funding 1998-A/B Trust's $400,000,000 Student Loan Senior Asset-Backed Notes, Series A-3 (LIBOR Floating
Rate) (the "Series A-3 Notes"), Student Loan Funding 1998-A/B Trust's $___,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-_ (Auction Rate) (the "Series 1998A-_ Notes"), and Student Loan Funding 1998-A/B Trust's $___,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-_ (Auction Rate) (collectively with the Series A-3 Notes, the Series A-_ Notes and Series A-_ Notes, the "Series 1998A Notes") and simultaneously with and on a basis senior to Student Loan Funding 1998-A/B Trust's $54,500,000 Student Loan Subordinate Asset-Backed Notes, Series B-3 (Fixed Rate) (collectively with the Series 1998A Notes, the "Notes"). References in this Series 1998A-_ Note to the name "Student Loan Funding 1998-A/B Trust" or to the term "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer.

         Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, and to all of the provisions thereof, to all of which provisions the Holder of this Series 1998A-_ Note, by acceptance hereof, hereby assents and agrees, for definitions of terms; the descriptions of and the nature and extent of the security for the Series A-_ Notes; the student loan purchase program being financed by the issuance of the Series A-_ Notes; the revenues and other assets pledged (the "Trust Estate") to the payment of the principal of and interest and any

Carryover Interest on the Series A-_ Notes (subject to the prior rights of the Indenture Trustee to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate for payment of its fees and expenses and the fees and expenses of each Eligible Lender Trustee); the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Directing Notes; the rights and remedies of the Holders of the Series A-_ Notes, including the limitations therein contained upon the right of a Holder to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer, each Eligible Lender Trustee and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, security interests, assignments and covenants made therein may be discharged at or prior to the maturity of this Series 1998A-_ Note, this Series 1998A-_ Note thereafter no longer being secured by the Indenture or being deemed to be outstanding thereunder; and for the other terms and provisions thereof.

         Words and terms used as defined words and terms in this Series A-_ Note and not otherwise defined herein shall have the meanings given them in the Indenture.

         The principal of and interest and Carryover Interest, if any, on the Series A-_ Notes are limited obligations of the Issuer payable only out of the Trust Estate, as and to the extent set forth in the Indenture, and are secured by a pledge of, lien on, security interest in and assignment of the Trust Estate, subject to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture.

         THE INTEREST ACCRUAL PERIOD, THE APPLICABLE SERIES INTEREST RATE, THE METHOD OF DETERMINING THE SERIES INTEREST RATE ON EACH OF THE SERIES A-_ NOTES, THE DISTRIBUTION OF PRINCIPAL OF AND INTEREST AND CARRYOVER INTEREST, IF ANY, ON THIS SERIES 1998A-_ NOTE AND REDEMPTION OF THIS SERIES 1998A-_ NOTE WILL BE DETERMINED IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THE INDENTURE AND THE AUCTION AGENT AGREEMENT, TO WHICH TERMS, CONDITIONS AND PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE, AND ALL OF WHICH TERMS, CONDITIONS AND PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

         No covenant or agreement contained in this Series 1998A-_ Note or in the Indenture shall be deemed to be a covenant or agreement of any officer, director, agent or employee of the Issuer in his or her individual capacity, and none of such officers, directors, agents or employees nor any person executing this Series 1998A-_ Note on behalf of the Issuer shall be liable personally on this Series 1998A-_ Note or be subject to any personal liability or accountability by reason of the issuance of this Series 1998A-_ Note.

         If an Event of Default occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, each Eligible Lender Trustee, the Indenture Trustee and the registered owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

         Except when this Series 1998A-_ Note is held in a Book-entry System, this Series 1998A-_ Note is transferable by the registered owner hereof or its attorney duly authorized in writing at the principal corporate trust office of the Indenture Trustee, upon surrender of this Series 1998A-_ Note, accompanied by a duly executed instrument of transfer in the form set forth herein, with signature guaranteed in a manner satisfactory to the Indenture Trustee, subject to such reasonable regulations as the Issuer or the Indenture Trustee may prescribe, and upon payment of any tax, fee or other governmental charge incident to such transfer. Upon any such transfer there shall be issued in the name of the transferee a new fully registered Series 1998A-_ Note or Series 1998A-_ Notes of Authorized Denominations of the same aggregate principal amount and date as this Series 1998A-_ Note. The person in whose name this Series 1998A-_ Note is registered shall be deemed the owner hereof for all purposes, and the Issuer, the Indenture Trustee and any other designated Authenticating Agent shall not be affected by any notice to the contrary.

         The Series A-_ Notes are issuable only as fully registered notes in Authorized Denominations. Except when this Series 1998A-_ Note is held in a Book-entry System and subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Series 1998A-_ Notes may be exchanged at said office of the

Indenture Trustee for a like aggregate principal amount of Series 1998A-_ Notes of the same date and series of other Authorized Denominations.

         In any case where the date fixed for the payment of principal of or interest or Carryover Interest on this Series 1998A-_ Note shall not be a Business Day, then payment of such principal or interest or Carryover Interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

         It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Series 1998A-_ Note and the issue of which it is one, have happened, exist and have been performed in regular and due time, form and manner as required by law; and that this Series 1998A-_ Note and the issue of which it is one do not exceed any limitations of indebtedness prescribed by law or otherwise applicable to the Issuer.

         This Series 1998A-_ Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Indenture Trustee or the Authenticating Agent.

         This Series 1998A-_ Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

                  IN WITNESS WHEREOF, the Issuer has caused this Series 1998A-_ Note to be executed in its name and on its behalf by the facsimile signatures of the undersigned authorized officers of the Issuer.

                      STUDENT LOAN FUNDING 1998-A/B TRUST,
                     By Firstar Bank, National Association,
        not in its individual capacity, but solely as co-owner trustee of
                      Student Loan Funding 1998-A/B Trust,


BY:    [FACSIMILE SIGNATURE]                       BY:   [FACSIMILE SIGNATURE]
   ------------------------------                     -------------------------
Title:                                             Title:
   ------------------------------                     -------------------------


            [FORM OF CERTIFICATE OF AUTHENTICATION AND REGISTRATION]

                  This is one of the Series A-_ Notes described in the within mentioned Indenture, and has been registered this date:


Date of Registration and Authentication:  _______________________


                                      FIRSTAR BANK, NATIONAL ASSOCIATION,
                                      as Indenture Trustee


                                       By ____________________________________
                                              Authorized Signatory


                        [Form of Assignment for Transfer]

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___

____________ (Tax Identification or Social Security Number: _______________) the within Student Loan Senior Asset-Backed Callable Note, Series A-___ (Auction
Rate), of Student Loan Funding 1998-A/B Trust, and hereby irrevocably constitutes and appoints _______________ attorney to transfer said Note on the registry books kept by the Indenture Trustee for that purpose with full power of substitution in the premises.


Dated______________________                      ______________________________
                                                          Signature


         NOTE: The signature to the assignment must correspond to the name as written on the face of this Note in every particular, without any alteration or change whatsoever.


Signature Guarantee:______________________________

                                    EXHIBIT D
                                    ---------

                            FORM OF SUBORDINATE NOTE
                            ------------------------

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION THEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


NEITHER THIS GLOBAL SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). EACH OF THE HOLDER HEREOF AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, BY HOLDING THIS GLOBAL SECURITY AND ACQUIRING THEIR BENEFICIAL INTERESTS HEREIN, RESPECTIVELY, AGREES FOR THE BENEFIT OF STUDENT LOAN FUNDING 1998-A/B TRUST (THE "ISSUER") THAT THIS GLOBAL SECURITY AND BENEFICIAL INTERESTS HEREIN MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) SO LONG AS THIS GLOBAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A IN ACCORDANCE WITH RULE 144A OR AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) OF THE SECURITIES ACT WHICH PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER OR AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144(A), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) (RESALES DESCRIBED IN SUBCLAUSES (1) THROUGH (4) BEING REFERRED TO AS "SAFE HARBOR RESALES"), (5) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (PROVIDED THAT AS A CONDITION TO REGISTRATION OF TRANSFER OF THIS GLOBAL SECURITY OTHERWISE THAN IN A SAFE HARBOR RESALE THE ISSUER OR THE INDENTURE TRUSTEE MAY REQUIRE DELIVERY OF ANY DOCUMENTS OR OTHER EVIDENCE THAT IT, IN ITS ABSOLUTE DISCRETION, DEEMS NECESSARY OR APPROPRIATE TO EVIDENCE COMPLIANCE WITH SUCH EXEMPTION AND WITH ANY STATE SECURITIES LAWS THAT MAY BE APPLICABLE), OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OR ANY STATE OF THE UNITED STATES. EACH OWNER OF A BENEFICIAL INTEREST IN THIS GLOBAL SECURITY, BY ACQUIRING SUCH BENEFICIAL INTEREST, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF SUCH BENEFICIAL INTEREST FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THIS LEGEND WILL BE REMOVED ONLY IN THE CIRCUMSTANCES SPECIFIED IN THE INDENTURE.

THE INTEREST ON THIS SERIES 1998B-3 NOTE IS NOT EXCLUDABLE FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES.

Registered                                                          Registered
No. G-__                                                           $54,500,000

                       STUDENT LOAN FUNDING 1998-A/B TRUST
                   STUDENT LOAN SUBORDINATE ASSET-BACKED NOTE
                                 SERIES 1998B-3
                                  (FIXED RATE)

Dated: December 22, 1998                                CUSIP: ______________

Interest Rate: As Herein Provided       Legal Final Maturity: December 1, 2019

         Student Loan Funding 1998-A/B Trust, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (herein called the "Issuer"), by Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of Student Loan Funding 1998-A/B Trust (the "Co-Owner Trustee"), hereby acknowledges itself indebted and, for value received, hereby promises to pay (but only out of the Trust Estate) to

                                   CEDE & CO.

or registered assigns, on the Legal Final Maturity stated above (subject to prior redemption referred to herein), the principal sum of

                FIFTY-FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS

in lawful money of the United States of America; and to pay interest thereon at the Series Interest Rate applicable for each Interest Accrual Period on the dates as provided herein (but only out of said Trust Estate) in like lawful money.

                  This Series 1998B-3 Note is one of a duly authorized issue of notes of the Issuer designated as "Student Loan Funding 1998-A/B Trust Student Loan Subordinate Asset-Backed Notes, Series B-3 (Fixed Rate)" in the aggregate principal amount of $54,500,000 (the Unregistered Notes of this series herein referred to as the "Series 1998B-3 Notes" and collectively with the Registered Notes of this Series, the "Series B-3 Notes"), initially issued (a) pursuant to a resolution duly adopted by the Management Committee of Student Loan Funding LLC, a Delaware limited liability company (the "Original Issuer") authorizing the issuance of the Series 1998B-3 Notes and (b) under (i) the authority of the Certificate of Formation and Limited Liability Company Agreement of the Original Issuer and (ii) an Indenture of Trust, dated as of December 1, 1998 (the "Original Base Indenture"), and a Terms Supplement, dated as of even date with the Base Indenture (the "Original Terms Supplement"). In connection with the sale and transfer of the Trust Estate to the Issuer by the Original Issuer and the assumption by the Issuer of all of the Original Issuer's obligations under the Original Base Indenture and Original Terms Supplement, the Original Base Indenture and Original Terms Supplement have been amended and restated by the First Amended and Restated Indenture of Trust and the First Amended and Restated Terms Supplement to the First Amended and Restated Indenture of Trust, respectively, each dated as of March 15, 1999 (collectively, the "First Restated Indenture"), and each by and among the Issuer, Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as the initial eligible lender trustee for the benefit of the Issuer (the "Initial Eligible Lender Trustee" and together with any other eligible lender trustee thereunder, each an "Eligible Lender Trustee"), and Firstar Bank, National Association, as indenture trustee (the "Indenture Trustee"). In connection with the consummation of an exchange offer, the First Restated Indenture has been amended and restated by the Second Amended and Restated Indenture of Trust and the Second Amended and Restated Terms Supplement, each dated June 1, 1999, each by and among the Issuer, the Initial Eligible Lender Trustee and the Indenture Trustee (collectively, the "Indenture"). The Series B-3 Notes are issued simultaneously with and on a basis subordinate to the Student Loan Funding 1998-A/B Trust's $400,000,000 Student Loan Senior Asset-Backed Notes, Series A-3 (LIBOR Floating Rate) (the "Series 1998A-3 Notes"), the Student Loan Funding 1998-A/B Trust's $93,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-4 (Auction Rate) (the "Series A-4 Notes"), the Student Loan Funding 1998-A/B Trust's $90,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-5 (Auction Rate) (the "Series A-5 Notes"), and the Student Loan Funding 1998-A/B Trust's $90,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-6 (Auction Rate) (collectively with the Series 1998A-3 Notes, the Series A-4 Notes and the Series A-5 Notes, the "Series 1998A Notes", and collectively with the Series B-3 Notes, the "Notes"). References in this Series B-3 Note to the name "Student Loan Funding 1998-A/B Trust" or to the term "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer.

         Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, and to all of the provisions thereof, to all of which provisions the Holder of this Series 1998B-3 Note, by acceptance hereof, hereby assents and agrees, for definitions of terms; the descriptions of and the nature and extent of the security for the Series B-3 Notes; the student loan purchase program being financed by the issuance of the Series B-3 Notes; the revenues and other assets pledged (the "Trust Estate") to the payment of the principal of and interest on the Series B-3 Notes (subject to the prior rights of the Indenture Trustee to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate for payment of its fees and expenses, the fees and expenses of each Eligible Lender Trustee and for payment of the principal of and interest on the Series 1998A Notes); the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Series B-3 Notes; the rights and remedies of the Holders of the Directing Notes, including the limitations therein contained upon the right of a Holder to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer, each Eligible Lender Trustee and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, security interests, assignments and covenants made therein may be discharged at or prior to the maturity of this Series 1998B-3 Note, this Series 1998B-3 Note thereafter no longer being secured by the Indenture or being deemed to be outstanding thereunder; and for the other terms and provisions thereof.

         Words and terms used as defined words and terms in this Series 1998B-3 Note and not otherwise defined herein shall have the meanings given them in the Indenture.

         The principal of and interest on the Series B-3 Notes are limited obligations of the Issuer payable only out of the Trust Estate, as and to the extent set forth in the Indenture, and are secured by a pledge of, lien on, security interest in and assignment of the Trust Estate, subject to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture.

         THE INTEREST ACCRUAL PERIOD, THE APPLICABLE SERIES INTEREST RATE, THE METHOD OF DETERMINING THE SERIES INTEREST RATE ON EACH OF THE SERIES B-3 NOTES, THE DISTRIBUTION OF PRINCIPAL OF AND INTEREST, ON THIS SERIES 1998B-3 NOTE AND THE REDEMPTION OF THIS SERIES 1998B-3 NOTE WILL BE DETERMINED IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THE INDENTURE, TO WHICH TERMS, CONDITIONS AND PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE, AND ALL OF WHICH TERMS, CONDITIONS AND PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

         No covenant or agreement contained in this Series 1998B-3 Note or in the Indenture shall be deemed to be a covenant or agreement of any officer, director, agent or employee of the Issuer in his or her individual capacity, and none of such officers, directors, agents or employees nor any person executing this Series 1998B-3 Note on behalf of the Issuer shall be liable personally on this Series 1998B-3 Note or be subject to any personal liability or accountability by reason of the issuance of this Series 1998B-3 Note.

         If an Event of Default occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, each Eligible Lender Trustee, the Indenture Trustee and the registered owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

         Except when this Series 1998B-3 Note is held in a Book-entry System, this Series 1998B-3 Note is transferable by the registered owner hereof or its attorney duly authorized in writing at the principal corporate trust office of the Indenture Trustee, upon surrender of this Series 1998B-3 Note, accompanied by a duly executed instrument of transfer in the form set forth herein, with signature guaranteed in a manner satisfactory to the Indenture Trustee subject to such reasonable regulations as the Issuer or the Indenture Trustee may prescribe, and upon payment of any tax, fee or other governmental charge incident to such transfer. Upon any such transfer there shall be issued in the name of the transferee a new fully registered Series 1998B-3 Note or Series 1998B-3 Notes of Authorized Denominations of the same aggregate principal amount and date as this Series 1998B-3 Note. The person in whose name this Series 1998B-3 Note is registered shall be deemed the owner hereof for all purposes, and the Issuer, the Indenture Trustee and any other designated Authenticating Agent shall not be affected by any notice to the contrary.

         The Series B-3 Notes are issuable only as fully registered notes in Authorized Denominations. Except when this Series 1998B-3 Note is held in a Book-entry System and subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Series 1998B-3 Notes may be exchanged at said office of the Indenture Trustee for a like aggregate principal amount of Series 1998B-3 Notes of the same date and series of other Authorized Denominations.

         In any case where the date fixed for the payment of principal of or interest on this Series 1998B-3 Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

         It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Series 1998B-3 Note and the issue of which it is one, have happened, exist and have been performed in regular and due time, form and manner as required by law; and that this Series 1998B-3 Note and the issue of which it is one do not exceed any limitations of indebtedness prescribed by law or otherwise applicable to the Issuer.

         This Series 1998B-3 Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Indenture Trustee or the Authenticating Agent.

         This Series 1998B-3 Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

         IN WITNESS WHEREOF, the Issuer has caused this Series B-3 Note to be executed in its name and on its behalf by the facsimile signatures of the undersigned authorized officers of the Issuer.

                      STUDENT LOAN FUNDING 1998-A/B TRUST,
                     By Firstar Bank, National Association,
           not in its individual capacity, but solely in its capacity as co-owner trustee of Student Loan Funding 1998-A/B Trust,


   BY:    [FACSIMILE SIGNATURE]                     BY:   [FACSIMILE SIGNATURE]
      ------------------------------                   ------------------------
   Title:                                           Title:
         ---------------------------                      ---------------------


            [FORM OF CERTIFICATE OF AUTHENTICATION AND REGISTRATION]

                  This is one of the Series B-3 Notes described in the within mentioned Indenture, and has been registered this date:


Date of Registration and Authentication:  _______________________


                                     FIRSTAR BANK, NATIONAL ASSOCIATION,
                                     as Indenture Trustee


                                     By ____________________________________
                                              Authorized Signatory


                        [Form of Assignment for Transfer]

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ (Tax Identification or Social Security Number:
_______________) the within Student Loan Subordinate Asset-Backed Note, Series B-3 (Fixed Rate) of Student Loan Funding 1998-A/B Trust, and hereby irrevocably constitutes and appoints _______________ attorney to transfer said Note on the registry books kept by the Indenture Trustee for that purpose with full power of substitution in the premises.


Dated______________________                      ______________________________
                                                           Signature


         NOTE: The signature to the assignment must correspond to the name as written on the face of this Note in every particular, without any alteration or change whatsoever.


Signature Guarantee:______________________________

                                    EXHIBIT E
                                    ---------

                                    [FORM OF]

                                INSTRUCTIONS FOR
                               PAYMENT OF INTEREST

                       Firstar Bank, National Association
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                       Attention: Corporate Trust Services

                  The undersigned is the registered owner of Student Loan Asset-Backed Note(s), Series 1998[A/B[1]-_], of Student Loan Funding 1998-A/B Trust No(s). _____________ (the "Note(s)"), in an aggregate principal amount of $1,000,000 or more. Until further notice or until the undersigned ceases to be the registered owner of the Note(s), you are instructed to make payment of all interest due on the Note(s) on any date due by depositing or wiring immediately available funds on such date to the credit of the undersigned's Account No. ___________ with __________________.

                                           Name     ___________________________

Date:____________________                  ____________________________________
                                                     Authorized Signature

                                           Signature Guaranteed:


                                           ____________________________________

                                    EXHIBIT F
                                    ---------


                       STUDENT LOAN FUNDING 1998-A/B TRUST
                     STUDENT LOAN SENIOR ASSET-BACKED NOTES,
                                 SERIES 1998A-_

                            NOTICE OF PAYMENT DEFAULT
                            -------------------------

                  NOTICE IS HEREBY GIVEN that a Payment Default has occurred and is continuing with respect to the Notes identified above. The next Auction for the Series 1998A-_ Notes will not be held. The Auction Rate for the Series 1998A-_ Notes for the next succeeding Interest Accrual Period shall be the Non-Payment Rate.


                                            FIRSTAR BANK, NATIONAL ASSOCIATION,
                                            as Indenture Trustee



Dated: ____________________                 By: ____________________________

                                    EXHIBIT G
                                    ---------


                       STUDENT LOAN FUNDING 1998-A/B TRUST
                     STUDENT LOAN SENIOR ASSET-BACKED NOTES,
                                 SERIES 1998A-_


                        NOTICE OF CURE OF PAYMENT DEFAULT
                        ---------------------------------


                  NOTICE IS HEREBY GIVEN that a Payment Default with respect to the Notes identified above has been waived or cured. The next Distribution Date for the Series 1998A-_ Notes is _____________________ and the next Interest Determination Date is ___________________.



                                            FIRSTAR BANK, NATIONAL ASSOCIATION,
                                            as Indenture Trustee



Dated:_____________________                 By: ___________________________

                                    EXHIBIT H
                                    ---------

                       STUDENT LOAN FUNDING 1998-A/B TRUST
                     STUDENT LOAN SENIOR ASSET-BACKED NOTES,
                                 SERIES 1998A-_

                  NOTICE OF PROPOSED AUCTION PERIOD ADJUSTMENT
                  --------------------------------------------

                  Notice is hereby given that Student Loan Funding 1998-A/B Trust, by Firstar Bank, National Association, not in its individual capacity, but solely in its capacity of co-owner trustee of the Student Loan Funding 1998-A/B Trust, proposes to change with respect to the captioned Notes the length of the Auction Period pursuant to the Indenture as follows:

                  1. The change shall take effect on __________________, the Distribution Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

                  2. The Auction Period Adjustment in Paragraph 1 shall take place only if (A) the Indenture Trustee and the Auction Agent receive, by 11:00 A.M., eastern time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a certificate from the Calculation Agent, as required by the Indenture authorizing the change in length of one or more Auction Periods and (B) Sufficient Clearing Bids exist on the Interest Determination Date for the Auction Period commencing on the Effective Date.

                  3. If the condition referred to in (A) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred to in (B) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the lesser of the Maximum Auction Rate and the Net Loan Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

                  4. It is hereby represented, upon advice of the Auction Agent for the Notes described herein, that there were Sufficient Clearing Bids for such Notes at the Auction immediately preceding the date of this Notice.

                  5. Terms not defined in this Notice shall have the meanings set forth in the Indenture entered into in connection with the captioned Notes.

                                        STUDENT LOAN FUNDING 1998-A/B TRUST
                                        By: Firstar Bank, National Association,
                                       not in its individual capacity, but
                                       solely in its capacity as co-owner
                                       trustee of Student Loan Funding 1998-A/B
                                       Trust,

Date:______________________            By:___________________________

                                    EXHIBIT I
                                    ---------

                       STUDENT LOAN FUNDING 1998-A/B TRUST
                     STUDENT LOAN SENIOR ASSET-BACKED NOTES,
                                 SERIES 1998A-_

                  NOTICE ESTABLISHING AUCTION PERIOD ADJUSTMENT
                  ---------------------------------------------

                  Notice is hereby given that Student Loan Funding 1998-A/B Trust, by Firstar Bank, National Association, not in its individual capacity, but solely in its capacity of co-owner trustee of the Student Loan Funding 1998-A/B Trust hereby establishes with respect to the captioned Notes new lengths for one or more Auction Periods pursuant to the Indenture:

                  1. The change shall take effect on _______________, the Distribution Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

                  2. For the Auction Period commencing on the Effective Date, the Distribution Date shall be __________________, or the next succeeding Business Day if such date is not a Business Day.

                  3. For Auction Periods occurring after the Auction Period commencing on the Effective Date the Distribution Dates shall be [___________(date) and every ____________(number) _____________ (day of week)
thereafter] [every ____________ (number) _____________ (day of week) after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in Section
2.03.2.7 of the Indenture.

                  4. For all purposes of the Indenture, from and after the Effective Date, "RATE ADJUSTMENT DATE" shall mean the Effective Date, and thereafter _________ of each __________, if each such __________ is a Business Day; provided, however, that if each such __________ is not a Business Day, then the first Business Day next succeeding such ____________.

                  5. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the Indenture and our prior notice dated
________________ regarding the proposed change.

                  6. Terms not defined in this Notice shall have the meanings set forth in the Indenture relating to the captioned Notes.

                                  STUDENT LOAN FUNDING 1998-A/B TRUST
                                  By: Firstar Bank, National Association,
                                      not in its individual capacity, but
                                      solely in its capacity as co-owner
                                      trustee of Student Loan

                                       Funding 1998-A/B Trust,



Date:______________________            By:___________________________

                                    EXHIBIT J
                                    ---------


                       STUDENT LOAN FUNDING 1998-A/B TRUST
                     STUDENT LOAN SENIOR ASSET-BACKED NOTES,
                                 SERIES 1998A-_


                 NOTICE OF CHANGE IN INTEREST DETERMINATION DATE
                 -----------------------------------------------

                  Notice is hereby given by SALOMON SMITH BARNEY INC., as Calculation Agent for the captioned Notes, that with respect to the Series 1998A-_ Notes, the Interest Determination Date is hereby changed as follows:

                  1. The definition of "Interest Determination Date" shall be deemed amended by substituting "________________ (number) Business Day" as set forth in the definition thereof in the Indenture and by substituting "___________________ (number) Business Days" for "two Business Days" in subsection (d) thereof.

                  2. This change shall take effect on ________________ which shall be the Auction Date for the Auction Period commencing on
___________________.

                  3. The Interest Determination Date for the Series 1998A-_ Notes shall be subject to further change hereafter as provided in the Indenture.

                  4. Terms not defined in this Notice shall have the meanings set forth in the Indenture relating to the captioned Notes.

                                              SALOMON SMITH BARNEY INC.,
                                              as Calculation Agent


Dated:____________________                    By: ___________________________

                                    EXHIBIT K
                                    ---------


                       STUDENT LOAN FUNDING 1998-A/B TRUST
                     STUDENT LOAN SENIOR ASSET-BACKED NOTES,
                                 SERIES 1998A-_

                  NOTICE OF PROPOSED AUCTION PERIOD CONVERSION
                  --------------------------------------------

                  Notice is hereby given that Student Loan Funding 1998-A/B Trust, by Firstar Bank, National Association, not in its individual capacity, but solely in its capacity of co-owner trustee of Student Loan Funding 1998-A/B Trust, proposes to change for the captioned Notes the length of one or more Auction Periods pursuant to an Auction Period Conversion under the Indenture as follows:

                  1. The change shall take effect on __________________, the Distribution Date for the current Auction Period and the date of commencement of the next Auction Period (the "Auction Period Conversion Date").

                  2. The Auction Period Conversion in Paragraph 1 shall take place only if the provisions set forth in Sections 2.03.2.9 and 2.03.2.10 of the Indenture are fully satisfied. In connection with such proposed Auction Period Conversion, the Auction Agent shall not conduct an Auction on the Interest Determination Date immediately preceding the Auction Period Conversion Date.

                  3. Regardless of whether the provisions in Sections 2.03.2.9 and 2.03.2.10 of the Indenture are met or are not met, the Auction Agent shall resume conducting an Auction on the Interest Determination Date that immediately succeeds such Auction Period Conversion Date.

                  4. Terms not defined in this Notice shall have the meanings set forth in the Indenture entered into in connection with the captioned Notes.

                                   STUDENT LOAN FUNDING 1998-A/B TRUST
                                   By: Firstar Bank, National Association,
                                       not in its individual capacity, but
                                       solely in its capacity as co-owner
                                       trustee of Student Loan Funding 1998-A/B
                                        Trust,

Date:______________________            By:___________________________

                                   EXHIBIT L
                                   ---------

                       STUDENT LOAN FUNDING 1998-A/B TRUST
                     STUDENT LOAN SENIOR ASSET-BACKED NOTES,
                                 SERIES 1998A-_


                  NOTICE ESTABLISHING AUCTION PERIOD CONVERSION
                  ---------------------------------------------

                  Notice is hereby given that Student Loan Funding 1998-A/B Trust, by Firstar Bank, National Association, not in its individual capacity, but solely in its capacity of co-owner trustee of Student Loan Funding 1998-A/B Trust, hereby establishes for the captioned Notes new lengths for one or more Auction Periods pursuant an Auction Period Conversion under the Indenture:

                  1. The Auction Period Conversion is effective _______________, being the Distribution Date for the Auction Period immediately preceding the date of commencement of the Auction Period with respect to which the Auction Period Conversion is initially effective (the "Effective Date").

                  2. Terms and provisions applicable to the new Auction Periods established pursuant to the Auction Period Conversion are set forth in the Supplemental Indenture attached hereto as Attachment 1 and effective on the Effective Date.

                  3. Attached hereto as Attachment 2 is the written evidence required by Section 2.03.2.9 of the Indenture to the effect that the Auction Period Conversion described herein will not adversely affect the ratings on the obligations described in such Section 2.03.2.9.

                  4. Terms not defined in this Notice shall have the meanings set forth in the Indenture relating to the captioned Notes.

                               STUDENT LOAN FUNDING 1998-A/B TRUST
                               By: Firstar Bank, National Association,
                                   not in its individual capacity, but solely
                                   in its capacity as co-owner trustee of
                                   Student Loan Funding 1998-A/B Trust,



Date:______________________                 By:___________________________

                                  EXHIBIT M
                                  ---------

                         FORM OF TRANSFER CERTIFICATE
                         ----------------------------
                     FOR TRANSFER FROM RESTRICTED GLOBAL
                     -----------------------------------
                   SECURITY TO REGULATION S GLOBAL SECURITY
                   ----------------------------------------
                  (Transfers pursuant to Section 2.05(c)(i)
                            of the Base Indenture)


Firstar Bank, National Association
  as Indenture Trustee
Cincinnati, Ohio
Attn:  Corporate Trust Department

                  Re: Student Loan Funding 1998-A/B Trust Student Loan [Senior/Subordinate] Asset-Backed Notes, Series 1998_-_ (the "Notes")

                  Reference is hereby made to the Second Amended and Restated Indenture of Trust, dated as of ______ 1, 1999 (the "Base Indenture"), as supplemented by the Second Amended and Restated Terms Supplement, dated as of ______ 1, 1999 (the "Terms Supplement" and collectively with the Base Indenture, the "Indenture"), among Student Loan Funding 1998-A/B Trust, by Firstar Bank, National Association, not in its individual capacity, but solely in its capacity of co-owner trustee of Student Loan Funding 1998-A/B Trust (the "Issuer"), Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as eligible lender trustee for the benefit of the Issuer, and Firstar Bank, National Association, as Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  This letter relates to US $______________ principal amount of Notes which are evidenced by one or more Restricted Global Securities (CUSIP No. _________) and held with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Securities (CUSIP No. _______), which amount, immediately after such transfer, is to be held with the Depository through Euroclear or Cedel or both (Common Code:
_______; ISIN: _________________).

                  In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

         (1)      the offer of the Notes was not made to a person in the United
                  States;

         (2)      either:

                   (A) At the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                  (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

         (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depository through Euroclear or Cedel or both.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the initial purchasers or initial purchasers, if any, of the initial offering of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                            [Insert Name of Transferor]



                                            By:
                                            Name:
                                            Title:


Dated:  ____________.

                                    EXHIBIT N
                                    ---------

                          FORM OF TRANSFER CERTIFICATES
                          -----------------------------
                      FOR TRANSFER FROM REGULATION S GLOBAL
                      -------------------------------------
                     SECURITY TO RESTRICTED GLOBAL SECURITY
                     --------------------------------------
                   (Transfers pursuant to Section 2.05(c)(ii)
                            of the Terms Supplement)



                            [Transferor Certificate]

Firstar Bank, National Association
  as Indenture Trustee
Cincinnati, Ohio
Attn:  Corporate Trust Department

         Re: Student Loan Funding 1998-A/B Trust, Student Loan [Senior/Subordinate] Asset-Backed Notes, Series 1998_-_ (the "Notes")

                  Reference is hereby made to the Second Amended and Restated Indenture of Trust, dated as of ______ 1, 1999 (the "Base Indenture"), as supplemented by the Second Amended and Restated Terms Supplement, dated as of ______ 1, 1999 (the "Terms Supplement" and collectively with the Base Indenture, the "Indenture"), among Student Loan Funding 1998-A/B Trust, by Firstar Bank, National Association, not in its individual capacity, but solely in its capacity of co-owner trustee of Student Loan Funding 1998-A/B Trust (the "Issuer"), Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as eligible lender trustee for the benefit of the Issuer, and Firstar Bank, National Association, as Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  This letter relates to US $______________ principal amount of Notes which are evidenced by one or more Regulation S Global Securities (CUSIP No. _________) and held with the Depository through [Euroclear] [Cedel] (Common Code ___________) in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a person that will take delivery thereof (the "Transferee") in the form of an equal principal amount of Notes evidenced by one or more Restricted Global Securities (CUSIP No. _______).

                  In connection with such request and in respect of such Notes, the Transferor does hereby certify that such Transferor did not purchase such Notes as part of their initial distribution and the transfer is being effected pursuant to and in accordance with an exemption from the United States Securities Act of 1933, as amended (the "Securities Act") and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the initial purchasers and initial purchasers, if any, of the Notes being transferred.


                                           [Insert Name of Transferor]



                                            By:
                                            Name:
                                            Title:


Dated:  ____________.

                        FORM OF TRANSFER CERTIFICATES
                        -----------------------------
                    FOR TRANSFER FROM REGULATION S GLOBAL
                    -------------------------------------
                    SECURITY TO RESTRICTED GLOBAL SECURITY
                    --------------------------------------
                  (Transfers pursuant to Section 2.05(c)(ii)
                           of the Terms Supplement)



                            [Transferee Certificate]

Firstar Bank, National Association
  as Indenture Trustee
Cincinnati, Ohio
Attn:  Corporate Trust Department

         Re: Student Loan Funding 1998-A/B Trust, Student Loan [Senior/Subordinate] Asset-Backed [Callable] Notes, Series 1998_-_ (the "Notes")

                  Reference is hereby made to the Second Amended and Restated Indenture of Trust, dated as of ______ 1, 1999 (the "Base Indenture"), as supplemented by the Second Amended and Restated Terms Supplement, dated as of ______ 1, 1999 (the "Terms Supplement" and collectively with the Base Indenture, the "Indenture"), among Student Loan Funding 1998-A/B Trust, by Firstar Bank, National Association, not in its individual capacity, but solely in its capacity of co-owner trustee of Student Loan Funding 1998-A/B Trust (the "Issuer"), Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as eligible lender trustee for the benefit of the Issuer, and Firstar Bank, National Association, as Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  This letter relates to US $________________ principal amount of Notes which are evidenced by one or more Regulation S Global Securities (CUSIP No. _____________) and held with the Depository through [Euroclear][Cedel] (Common Code ______________) in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to [insert name of transferee] (the "Transferee") that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Restricted Global Securities (CUSIP No. __________).

                  In connection with such request and in respect of such Notes, the Transferee does hereby certify that it is purchasing the Notes for its own account, or for one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and each such account is [a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act (a "QIB")][an institutional "Accredited Investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Accredited Investor")].

                  The Transferee hereby agrees that any future resale, pledge or transfer of such

Notes may be made only (i) to the Issuer, (ii) to a person who the seller reasonably believes is (a) a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act or (b) an Accredited Investor as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, (iii) in an offshore transaction complying with Rule 903 or 904 (as applicable) of Regulation S under the Securities Act, (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), (v) pursuant to any other available exemption from the registration requirements under the Securities Act (provided that as a condition to the registration of transfer of any such Notes pursuant to this clause (v) the Issuer or the Indenture Trustee may require delivery of any documents or other evidence (including, but not limited to, an opinion of counsel) that it, in its sole discretion, may deem necessary or appropriate to evidence compliance with such exemption), or (vi) pursuant to an effective registration statement under the Securities Act, and in each of such cases in accordance with any applicable securities laws of any state of the United States. The Transferee will notify any purchaser of Notes from it of the resale restrictions referred to above, if then applicable.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the initial purchasers and initial purchasers, if any, of the Notes being transferred.


                                             [Insert Name of Transferee]



                                             By:
                                             Name:
                                             Title:


Dated:  ____________.

                                    EXHIBIT O
                                    ---------

                     FORM OF SENIOR LIBOR FLOATING RATE NOTE
                     ---------------------------------------

THE INTEREST ON THIS SERIES 1998A1-3 NOTE IS NOT EXCLUDABLE FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES.

Registered                                                        Registered
No. H-__                                                          $__,000,000

                       STUDENT LOAN FUNDING 1998-A/B TRUST
                      STUDENT LOAN SENIOR ASSET-BACKED NOTE
                                 SERIES 1998A1-3
                              (LIBOR FLOATING RATE)

Dated: June __, 1999                                      CUSIP: ______________

Interest Rate: As Herein Provided         Legal Final Maturity: December 1, 2006

         Student Loan Funding 1998-A/B Trust, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (herein called the "Issuer"), by Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of Student Loan Funding 1998-A/B Trust (the "Co-Owner Trustee"), hereby acknowledges itself indebted and, for value received, hereby promises to pay (but only out of the Trust Estate) to

                                   CEDE & CO.

or registered assigns, on the Legal Final Maturity stated above (subject to prior redemption referred to herein), the principal sum of

                    ________________________________ DOLLARS

in lawful money of the United States of America; and to pay interest thereon at the Series Interest Rate applicable for each Interest Accrual Period on the dates as provided herein (but only out of said Trust Estate) in like lawful money.


         This Series 1998A1-3 Note is one of a duly authorized issue of notes of the Issuer designated as "Student Loan Funding 1998-A/B Trust Student Loan Senior Asset-Backed Notes, Series A-3 (LIBOR Floating Rate)" in the aggregate principal amount of $400,000,000 (the Registered Notes of this series herein referred to as the "Series 1998A1-3 Notes" and collectively with the Unregistered Notes of this Series, the "Series A-3 Notes"), initially issued pursuant to the authority granted to the Issuer in the Trust Agreement and the Second Amended and Restated Indenture of Trust and the Second Amended and Restated Terms Supplement thereto, each dated as of June 1, 1999 (collectively, the "Indenture), each by and among the Issuer, Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as the initial eligible lender trustee for the benefit of the Issuer (the "Initial Eligible Lender Trustee" and together with any other eligible lender trustee thereunder, each an "Eligible Lender Trustee"), and Firstar Bank, National Association, as indenture trustee (the "Indenture Trustee"). In connection with the sale and transfer of the Trust Estate to the Issuer by the Student Loan Funding LLC, a Delaware limited liability company (the "Original Issuer") and the assumption by the Issuer of all of the Original Issuer's obligations under the Indenture of Trust, dated as of December 1, 1998 (the "Original Base Indenture"), and a Terms Supplement, dated as of even date with the Original Base Indenture (the "Original Terms Supplement"), the Original Base Indenture and Original Terms Supplement have been amended and restated by the First Amended and Restated Indenture of Trust and the First Amended and Restated Terms Supplement to the First Amended and Restated Indenture of Trust, respectively, each dated as of March 15, 1999 (collectively, the "First Restated Indenture"), and each by and among the Issuer, the Initial Eligible Lender Trustee and the Indenture Trustee. In connection with the consummation of an Exchange Offer, the First Restated Indenture has been amended and restated by the Indenture. The Series A-3 Notes are issued simultaneously and on a parity with Student Loan Funding 1998-A/B Trust's $93,900,000 Student Loan Senior Asset-Backed Callable Notes, Series A-4 (Auction Rate) (the "Series A-4 Notes"), Student Loan Funding 1998-A/B Trust's $90,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-5 (Auction
Rate) (the "Series A-5 Notes"), Student Loan Funding 1998-A/B Trust's $90,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-6 (Auction
Rate) (collectively with the Series A-3 Notes, the Series A-4 Notes and the Series A-5 Notes, the "Series 1998A Notes"), and simultaneously with and on a basis senior to Student Loan Funding 1998-A/B Trust's $54,500,000 Student Loan Subordinate Asset-Backed Notes, Series B-3 (Fixed Rate) (collectively with the Series 1998A Notes, the "Notes"). References in this Series 1998A1-3 Note to the name "Student Loan Funding 1998-A/B Trust" or to the term "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer.

         Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, and to all of the provisions thereof, to all of which provisions the Holder of this Series 1998A1-3 Note, by acceptance hereof, hereby assents and agrees, for definitions of terms; the descriptions of and the nature and extent of the security for the Series A-3 Notes; the student loan purchase program being financed by the issuance of the Series A-3 Notes; the revenues and other assets pledged (the "Trust Estate") to the payment of the principal of and interest and any Carryover Interest on the Series A-3 Notes (subject to the prior rights of the Indenture Trustee to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate for payment of its fees and expenses and the fees and expenses of each Eligible Lender Trustee); the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Directing Notes; the rights and remedies of the Holders of the Series A-3 Notes, including the limitations therein contained upon the right of a Holder to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer, each Eligible Lender Trustee and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, security interests, assignments and covenants made therein may be discharged at or prior to the maturity of this Series 1998A1-3 Note, this Series 1998A1-3 Note thereafter no longer being secured by the Indenture or being deemed to be outstanding thereunder; and for the other terms and provisions thereof.

         Words and terms used as defined words and terms in this Series 1998A1-3 Note and not otherwise defined herein shall have the meanings given them in the Indenture.

         The principal of and interest and Carryover Interest, if any, on the Series A-3 Notes are limited obligations of the Issuer payable only out of the Trust Estate, as and to the extent set forth in the Indenture, and are secured by a pledge of, lien on, security interest in and assignment of the Trust Estate, subject to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture.

         THE INTEREST ACCRUAL PERIOD, THE APPLICABLE SERIES INTEREST RATE, THE METHOD OF DETERMINING THE SERIES INTEREST RATE ON EACH OF THE SERIES A-3 NOTES, THE DISTRIBUTION OF PRINCIPAL OF AND INTEREST AND CARRYOVER INTEREST, IF ANY, ON THIS SERIES 1998A1-3 NOTE AND REDEMPTION OF THIS SERIES 1998A1-3 NOTE WILL BE DETERMINED IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THE INDENTURE AND THE CALCULATION AGENT AGREEMENT, TO WHICH TERMS, CONDITIONS AND PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE, AND ALL OF WHICH TERMS, CONDITIONS AND PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

         No covenant or agreement contained in this Series 1998A1-3 Note or in the Indenture shall be deemed to be a covenant or agreement of any officer, director, agent or employee of the Issuer in his or her individual capacity, and none of such officers, directors, agents or employees nor any person executing this Series 1998A1-3 Note on behalf of the Issuer shall be liable personally on this Series 1998A1-3 Note or be subject to any personal liability or accountability by reason of the issuance of this Series 1998A1-3 Note.

         If an Event of Default occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, each Eligible Lender Trustee, the Indenture Trustee and the registered owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

         Except when this Series 1998A1-3 Note is held in a Book-entry System, this Series 1998A1-3 Note is transferable by the registered owner hereof or its attorney duly authorized in writing at the principal corporate trust office of the Indenture Trustee, upon surrender of this Series 1998A1-3 Note, accompanied by a duly executed instrument of transfer in the form set forth herein, with signature guaranteed in a manner satisfactory to the Indenture Trustee, subject to such reasonable regulations as the Issuer or the Indenture Trustee may prescribe, and upon payment of any tax, fee or other governmental charge incident to such transfer. Upon any such transfer there shall be issued in the name of the transferee a new fully registered Series 1998A1-3 Note or Series 1998A1-3 Notes of Authorized Denominations of the same aggregate principal amount and date as this Series 1998A1-3 Note. The person in whose name this Series 1998A1-3 Note is registered shall be deemed the owner hereof for all purposes, and the Issuer, the Indenture Trustee and any other designated Authenticating Agent shall not be affected by any notice to the contrary.

         The Series A-3 Notes are issuable only as fully registered notes in Authorized Denominations. Except when this Series 1998A1-3 Note is held in a Book-entry System and subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Series A-3 Notes may be exchanged at said office of the Indenture Trustee for a like aggregate principal amount of Series A-3 Notes of the same date and series of other Authorized Denominations.

         In any case where the date fixed for the payment of principal of or interest or Carryover Interest on this Series 1998A1-3 Note shall not be a Business Day, then payment of such principal or interest or Carryover Interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

         It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Series 1998A1-3 Note and the issue of which it is one, have happened, exist and have been performed in regular and due time, form and manner as required by law; and that this Series 1998A1-3 Note and the issue of which it is one do not exceed any limitations of indebtedness prescribed by law or otherwise applicable to the Issuer.

         This Series 1998A1-3 Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Indenture Trustee or the Authenticating Agent.

         This Series 1998A1-3 Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

                  IN WITNESS WHEREOF, the Issuer has caused this Series 1998A1-3 Note to be executed in its name and on its behalf by the facsimile signatures of the undersigned authorized officers of the Issuer.

                      STUDENT LOAN FUNDING 1998-A/B TRUST,
                     By: Firstar Bank, National Association,
        not in its individual capacity, but solely as co-owner trustee of
                      Student Loan Funding 1998-A/B Trust,

         BY:    [FACSIMILE SIGNATURE]               BY:   [FACSIMILE SIGNATURE]
            ------------------------------            ------------------------
         Title:                                     Title:
               ---------------------------                ---------------------

            [FORM OF CERTIFICATE OF AUTHENTICATION AND REGISTRATION]

                  This is one of the Series 1998A1-3 Notes described in the within mentioned Indenture, and has been registered this date:


Date of Registration and Authentication:  _______________________


                                  FIRSTAR BANK, NATIONAL ASSOCIATION,
                                  as Indenture Trustee


                                  By ____________________________________
                                          Authorized Signatory






                        [Form of Assignment for Transfer]

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ (Tax Identification or Social Security Number:
_______________) the within Student Loan Senior Asset-Backed Note, Series A-3 (LIBOR Floating Rate) of Student Loan Funding 1998-A/B Trust, and hereby irrevocably constitutes and appoints _______________ attorney to transfer said Note on the registry books kept by the Indenture Trustee for that purpose with full power of substitution in the premises.


Dated______________________                     ______________________________
                                                         Signature

                  NOTE: The signature to the assignment must correspond to the name as written on the face of this Note in every particular, without any alteration or change whatsoever.


Signature Guarantee:______________________________

                                    EXHIBIT P

                        FORM OF SENIOR AUCTION RATE NOTE
                        --------------------------------

THE INTEREST ON THIS SERIES 1998A1-_ NOTE IS NOT EXCLUDABLE FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES.

Registered                                                          Registered
No. [I/J/K]-__                                                      $__,000,000


                       STUDENT LOAN FUNDING 1998-A/B TRUST
                 STUDENT LOAN SENIOR ASSET-BACKED CALLABLE NOTE
                                 SERIES 1998A1-_
                                 (AUCTION RATE)

Dated: June __, 1999                                     CUSIP: ______________

Interest Rate: As Herein Provided        Legal Final Maturity: December 1, 2019

         Student Loan Funding 1998-A/B Trust, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (herein called the "Issuer"), by Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of Student Loan Funding 1998-A/B Trust (the "Co-Owner Trustee"), hereby acknowledges itself indebted and, for value received, hereby promises to pay (but only out of the Trust Estate) to

                                   CEDE & CO.

or registered assigns, on the Legal Final Maturity stated above (subject to prior redemption referred to herein), the principal sum of

                    ________________________________ DOLLARS

in lawful money of the United States of America; and to pay interest thereon at the Series Interest Rate applicable for each Interest Accrual Period on the dates as provided herein (but only out of said Trust Estate) in like lawful money.


         This Series 1998A1-_ Note is one of a duly authorized issue of notes of the Issuer designated as "Student Loan Funding 1998-A/B Trust Student Loan Senior Asset-Backed Callable Notes, Series A-_ (Auction Rate)" in the aggregate principal amount of $______,000 (the Registered Notes of this series herein referred to as the "Series 1998A1-_ Notes, and collectively with the Unregistered Notes of the Series, the "Series A-3 Notes"), initially issued pursuant to the authority granted to the Issuer in the Trust Agreement and the Second Amended and Restated Indenture of Trust and the Second Amended and Restated Terms Supplement thereto, each dated as of June 1, 1999 (collectively, the "Indenture"), each by and among the Issuer, Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as the initial eligible lender trustee for the benefit of the Issuer (the "Initial Eligible Lender Trustee" and together with any other eligible lender trustee thereunder, each an "Eligible Lender Trustee"), and Firstar Bank, National Association, as indenture trustee (the "Indenture Trustee"). In connection with the sale and transfer of the Trust Estate to the Issuer by the Student Loan Funding LLC, a Delaware limited liability company (the "Original Issuer") and the assumption by the Issuer of all of the Original Issuer's obligations under Indenture of Trust, dated as of December 1, 1998 (the "Original Base Indenture"), and a Terms Supplement, dated as of even date with the Base Indenture (the "Original Terms Supplement"), the Original Base Indenture and Original Terms Supplement have been amended and restated by the First Amended and Restated Indenture of Trust and the First Amended and Restated Terms Supplement to the First Amended and Restated Indenture of Trust, respectively, each dated as of March 15, 1999 (collectively, the "First Restated Indenture"), and each by and among the Issuer, the Initial Eligible Lender Trustee and the Indenture Trustee. In connection with the consummation of the Exchange Offer, the First Restated Indenture has been amended and restated by the Indenture. The Series A-_ Notes are issued simultaneously and on a parity with the Student Loan Funding 1998-A/B Trust's $400,000,000 Student Loan Senior Asset-Backed Notes, Series A-3 (LIBOR Floating Rate) (the "Series A-3 Notes"), Student Loan Funding 1998-A/B Trust's $___,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-_ (Auction Rate) (the "Series A-_ Notes"), and Student Loan Funding 1998-A/B Trust's $___,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-_ (Auction Rate) (collectively with the Series A-3 Notes, the Series A-_ Notes and Series A-_ Notes, the "Series 1998A Notes") and simultaneously with and on a basis senior to Student Loan Funding 1998-A/B Trust's $54,500,000 Student Loan Subordinate Asset-Backed Notes, Series B-3 (Fixed Rate) (collectively with the Series 1998A Notes, the "Notes"). References in this Series 1998A1-_ Note to the name "Student Loan Funding 1998-A/B Trust" or to the term "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer.

         Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, and to all of the provisions thereof, to all of which provisions the Holder of this Series 1998A1-_ Note, by acceptance hereof, hereby assents and agrees, for definitions of terms; the descriptions of and the nature and extent of the security for the Series A-_ Notes; the student loan purchase program being financed by the issuance of the Series 1998A-_ Notes; the revenues and other assets pledged (the "Trust Estate") to the payment of the principal of and interest and any Carryover Interest on the Series A-_ Notes (subject to the prior rights of the Indenture Trustee to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate for payment of its fees and expenses and the fees and expenses of each Eligible Lender Trustee); the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Directing Notes; the rights and remedies of the Holders of the Series A-_ Notes, including the limitations therein contained upon the right of a Holder to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer, each Eligible Lender Trustee and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, security interests, assignments and covenants made therein may be discharged at or prior to the maturity of this Series 1998A1-_ Note, this Series 1998A1-_ Note thereafter no longer being secured by the Indenture or being deemed to be outstanding thereunder; and for the other terms and provisions thereof.

         Words and terms used as defined words and terms in this Series 1998A1-_ Note and not otherwise defined herein shall have the meanings given them in the Indenture.

         The principal of and interest and Carryover Interest, if any, on the Series A-_ Notes are limited obligations of the Issuer payable only out of the Trust Estate, as and to the extent set forth in the Indenture, and are secured by a pledge of, lien on, security interest in and assignment of the Trust Estate, subject to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture.

         THE INTEREST ACCRUAL PERIOD, THE APPLICABLE SERIES INTEREST RATE, THE METHOD OF DETERMINING THE SERIES INTEREST RATE ON EACH OF THE SERIES A-_ NOTES, THE DISTRIBUTION OF PRINCIPAL OF AND INTEREST AND CARRYOVER INTEREST, IF ANY, ON THIS SERIES 1998A1-_ NOTE AND REDEMPTION OF THIS SERIES 1998A1-_ NOTE WILL BE DETERMINED IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THE INDENTURE AND THE AUCTION AGENT AGREEMENT, TO WHICH TERMS, CONDITIONS AND PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE, AND ALL OF WHICH TERMS, CONDITIONS AND PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

         No covenant or agreement contained in this Series 1998A1-_ Note or in the Indenture shall be deemed to be a covenant or agreement of any officer, director, agent or employee of the Issuer in his or her individual capacity, and none of such officers, directors, agents or employees nor any person executing this Series 1998A1-_ Note on behalf of the Issuer shall be liable personally on this Series 1998A1-_ Note or be subject to any personal liability or accountability by reason of the issuance of this Series 1998A1-_ Note.

         If an Event of Default occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, each Eligible Lender Trustee, the Indenture Trustee and the registered owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

         Except when this Series 1998A1-_ Note is held in a Book-entry System, this Series 1998A1-_ Note is transferable by the registered owner hereof or its attorney duly authorized in writing at the principal corporate trust office of the Indenture Trustee, upon surrender of this Series 1998A1-_ Note, accompanied by a duly executed instrument of transfer in the form set forth herein, with signature guaranteed in a manner satisfactory to the Indenture Trustee, subject to such reasonable regulations as the Issuer or the Indenture Trustee may prescribe, and upon payment of any tax, fee or other governmental charge incident to such transfer. Upon any such transfer there shall be issued in the name of the transferee a new fully registered Series 1998A-_ Note or Series 1998A-_ Notes of Authorized Denominations of the same aggregate principal amount and date as this Series 1998A1-_ Note. The person in whose name this Series 1998A1-_ Note is registered shall be deemed the owner hereof for all purposes, and the Issuer, the Indenture Trustee and any other designated Authenticating Agent shall not be affected by any notice to the contrary.

         The Series A-_ Notes are issuable only as fully registered notes in Authorized Denominations. Except when this Series 1998A1-_ Note is held in a Book-entry System and subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Series A-_ Notes may be exchanged at said office of the Indenture Trustee for a like aggregate principal amount of Series A-_ Notes of the same date and series of other Authorized Denominations.

         In any case where the date fixed for the payment of principal of or interest or Carryover Interest on this Series 1998A1-_ Note shall not be a Business Day, then payment of such principal or interest or Carryover Interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

         It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Series 1998A1-_ Note and the issue of which it is one, have happened, exist and have been performed in regular and due time, form and manner as required by law; and that this Series 1998A1-_ Note and the issue of which it is one do not exceed any limitations of indebtedness prescribed by law or otherwise applicable to the Issuer.

         This Series 1998A-_ Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Indenture Trustee or the Authenticating Agent.

         This Series 1998A-_ Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

                  IN WITNESS WHEREOF, the Issuer has caused this Series 1998A1-_ Note to be executed in its name and on its behalf by the facsimile signatures of the undersigned authorized officers of the Issuer.

                      STUDENT LOAN FUNDING 1998-A/B TRUST,
                     By Firstar Bank, National Association,
        not in its individual capacity, but solely as co-owner trustee of
                      Student Loan Funding 1998-A/B Trust,

      BY:    [FACSIMILE SIGNATURE]                 BY:   [FACSIMILE SIGNATURE]
         ------------------------------               -------------------------
      Title:                                       Title:
            ---------------------------                  ----------------------

            [FORM OF CERTIFICATE OF AUTHENTICATION AND REGISTRATION]

                  This is one of the Series 1998A-_ Notes described in the within mentioned Indenture, and has been registered this date:


Date of Registration and Authentication:  _______________________


                              FIRSTAR BANK, NATIONAL ASSOCIATION,
                              as Indenture Trustee


                              By ____________________________________
                                       Authorized Signatory





                        [Form of Assignment for Transfer]

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ (Tax Identification or Social Security Number:
_______________) the within Student Loan Senior Asset-Backed Callable Note, Series A-___ (Auction Rate), of Student Loan Funding 1998-A/B Trust, and hereby irrevocably constitutes and appoints _______________ attorney to transfer said Note on the registry books kept by the Indenture Trustee for that purpose with full power of substitution in the premises.


Dated______________________                             ________________________
                                                        Signature


                  NOTE: The signature to the assignment must correspond to the name as written on the face of this Note in every particular, without any alteration or change whatsoever.

                                    EXHIBIT Q

                            FORM OF SUBORDINATE NOTE


THE INTEREST ON THIS SERIES 1998B-3 NOTE IS NOT EXCLUDABLE FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES.

Registered                                                        Registered
No. L-__                                                          $54,500,000

                       STUDENT LOAN FUNDING 1998-A/B TRUST
                   STUDENT LOAN SUBORDINATE ASSET-BACKED NOTE
                                 SERIES 1998B-3
                                  (FIXED RATE)

Dated: June __, 1999                                     CUSIP: ______________

Interest Rate: As Herein Provided        Legal Final Maturity: December 1, 2019


         Student Loan Funding 1998-A/B Trust, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (herein called the "Issuer"), by Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of Student Loan Funding 1998-A/B Trust (the "Co-Owner Trustee"), hereby acknowledges itself indebted and, for value received, hereby promises to pay (but only out of the Trust Estate) to

                                   CEDE & CO.

or registered assigns, on the Legal Final Maturity stated above (subject to prior redemption referred to herein), the principal sum of

                FIFTY-FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS

in lawful money of the United States of America; and to pay interest thereon at the Series Interest Rate applicable for each Interest Accrual Period on the dates as provided herein (but only out of said Trust Estate) in like lawful money.


                  This Series 1998B1-3 Note is one of a duly authorized issue of notes of the Issuer designated as "Student Loan Funding 1998-A/B Trust Student Loan Subordinate Asset-Backed Notes, Series B-3 (Fixed Rate)" in the aggregate principal amount of $54,500,000 (the Registered Notes of this series herein referred to as the "Series 1998B1-3 Notes", and collectively with the Unregistered Notes of this Series, the "Series B-3 Notes"), initially issued pursuant to the authority granted to the Issuer in the Trust Agreement and the Second Amended and Restated Indenture of Trust and the Second Amended and Restated Terms Supplement thereto, each dated as of June 1, 1999 (collectively, the "Indenture"), each by and among the Issuer, Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as the initial eligible lender trustee for the benefit of the Issuer (the "Initial Eligible Lender Trustee" and together with any other eligible lender trustee thereunder, each an "Eligible Lender Trustee"), and Firstar Bank, National Association, as indenture trustee (the "Indenture Trustee"). In connection with the sale and transfer of the Trust Estate to the Issuer by the Student Loan Funding LLC, a Delaware limited liability company (the "Original Issuer") and the assumption by the Issuer of all of the Original Issuer's obligations under Indenture of Trust, dated as of December 1, 1998 (the "Original Base Indenture"), and a Terms Supplement, dated as of even date with the Base Indenture (the "Original Terms Supplement"), the Original Base Indenture and Original Terms Supplement have been amended and restated by the First Amended and Restated Indenture of Trust and the First Amended and Restated Terms Supplement to the First Amended and Restated Indenture of Trust, respectively, each dated as of March 15, 1999 (collectively, the "First Restated Indenture"), and each by and among the Issuer, the Initial Eligible Lender Trustee and the Indenture Trustee. In connection with the consummation of the Exchange Offer, the First Restated Indenture has been amended and restated by the Indenture. The Series B-3 Notes are issued simultaneously with and on a basis subordinate to the Student Loan Funding 1998-A/B Trust's $400,000,000 Student Loan Senior Asset-Backed Notes, Series A-3 (LIBOR Floating Rate) (the "Series A-3 Notes"), the Student Loan Funding 1998-A/B Trust's $93,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-4 (Auction Rate) (the "Series A-4 Notes"), the Student Loan Funding 1998-A/B Trust's $90,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-5 (Auction Rate) (the "Series A-5 Notes"), and the Student Loan Funding 1998-A/B Trust's $90,000,000 Student Loan Senior Asset-Backed Callable Notes, Series A-6 (Auction Rate) (collectively with the Series A-3 Notes, the Series A-4 Notes and the Series A-5 Notes, the "Series 1998A Notes", and collectively with the Series B-3 Notes, the "Notes"). References in this Series 1998B1-3 Note to the name "Student Loan Funding 1998-A/B Trust" or to the term "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer.

         Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, and to all of the provisions thereof, to all of which provisions the Holder of this Series 1998B1-3 Note, by acceptance hereof, hereby assents and agrees, for definitions of terms; the descriptions of and the nature and extent of the security for the Series B-3 Notes; the student loan purchase program being financed by the issuance of the Series B-3 Notes; the revenues and other assets pledged (the "Trust Estate") to the payment of the principal of and interest on the Series B-3 Notes (subject to the prior rights of the Indenture Trustee to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate for payment of its fees and expenses, the fees and expenses of each Eligible Lender Trustee and for payment of the principal of and interest on the Series 1998A Notes); the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Series B-3 Notes; the rights and remedies of the Holders of the Directing Notes, including the limitations therein contained upon the right of a Holder to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer, each Eligible Lender Trustee and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, security interests, assignments and covenants made therein may be discharged at or prior to the maturity of this Series 1998B1-3 Note, this Series 1998B1-3 Note thereafter no longer being secured by the Indenture or being deemed to be outstanding thereunder; and for the other terms and provisions thereof.

         Words and terms used as defined words and terms in this Series 1998B1-3 Note and not otherwise defined herein shall have the meanings given them in the Indenture.

         The principal of and interest on the Series B-3 Notes are limited obligations of the Issuer payable only out of the Trust Estate, as and to the extent set forth in the Indenture, and are secured by a pledge of, lien on, security interest in and assignment of the Trust Estate, subject to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture.

         THE INTEREST ACCRUAL PERIOD, THE APPLICABLE SERIES INTEREST RATE, THE METHOD OF DETERMINING THE SERIES INTEREST RATE ON EACH OF THE SERIES B-3 NOTES, THE DISTRIBUTION OF PRINCIPAL OF AND INTEREST, ON THIS SERIES 1998B1-3 NOTE AND THE REDEMPTION OF THIS SERIES 1998B1-3 NOTE WILL BE DETERMINED IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THE INDENTURE, TO WHICH TERMS, CONDITIONS AND PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE, AND ALL OF WHICH TERMS, CONDITIONS AND PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

         No covenant or agreement contained in this Series 1998B1-3 Note or in the Indenture shall be deemed to be a covenant or agreement of any officer, director, agent or employee of the Issuer in his or her individual capacity, and none of such officers, directors, agents or employees nor any person executing this Series 1998B1-3 Note on behalf of the Issuer shall be liable personally on this Series 1998B1-3 Note or be subject to any personal liability or accountability by reason of the issuance of this Series 1998B1-3 Note.

         If an Event of Default occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, each Eligible Lender Trustee, the Indenture Trustee and the registered owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

         Except when this Series 1998B1-3 Note is held in a Book-entry System, this Series 1998B1-3 Note is transferable by the registered owner hereof or its attorney duly authorized in writing at the principal corporate trust office of the Indenture Trustee, upon surrender of this Series 1998B1-3 Note, accompanied by a duly executed instrument of transfer in the form set forth herein, with signature guaranteed in a manner satisfactory to the Indenture Trustee subject to such reasonable regulations as the Issuer or the Indenture Trustee may prescribe, and upon payment of any tax, fee or other governmental charge incident to such transfer. Upon any such transfer there shall be issued in the name of the transferee a new fully registered Series B-3 Note or Series B-3 Notes of Authorized Denominations of the same aggregate principal amount and date as this Series 1998B1-3 Note. The person in whose name this Series 1998B1-3
Note is registered shall be deemed the owner hereof for all purposes, and the Issuer, the Indenture Trustee and any other designated Authenticating Agent shall not be affected by any notice to the contrary.

         The Series B-3 Notes are issuable only as fully registered notes in Authorized Denominations. Except when this Series 1998B1-3 Note is held in a Book-entry System and subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Series B-3 Notes may be exchanged at said office of the Indenture Trustee for a like aggregate principal amount of Series B-3 Notes of the same date and series of other Authorized Denominations.

         In any case where the date fixed for the payment of principal of or interest on this Series 1998B1-3 Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

         It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Series 1998B1-3 Note and the issue of which it is one, have happened, exist and have been performed in regular and due time, form and manner as required by law; and that this Series 1998B1-3 Note and the issue of which it is one do not exceed any limitations of indebtedness prescribed by law or otherwise applicable to the Issuer.

         This Series 1998B1-3 Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Indenture Trustee or the Authenticating Agent.

         This Series 1998B1-3 Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

         IN WITNESS WHEREOF, the Issuer has caused this Series 1998B1-3 Note to be executed in its name and on its behalf by the facsimile signatures of the undersigned authorized officers of the Issuer.

                      STUDENT LOAN FUNDING 1998-A/B TRUST,
                     By Firstar Bank, National Association,
           not in its individual capacity, but solely in its capacity as co-owner trustee of Student Loan Funding 1998-A/B Trust,

         BY:    [FACSIMILE SIGNATURE]               BY:   [FACSIMILE SIGNATURE]
            ----------------------------               ------------------------
         Title:                                     Title:
               -------------------------                  -------------------

            [FORM OF CERTIFICATE OF AUTHENTICATION AND REGISTRATION]

                  This is one of the Series B-3 Notes described in the within mentioned Indenture, and has been registered this date:


Date of Registration and Authentication:  _______________________


                                            FIRSTAR BANK, NATIONAL ASSOCIATION,
                                            as Indenture Trustee


                                            By
                                              --------------------------------
                                                     Authorized Signatory



                        [Form of Assignment for Transfer]

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ (Tax Identification or Social Security Number:
_______________) the within Student Loan Subordinate Asset-Backed Note, Series B-3 (Fixed Rate) of Student Loan Funding 1998-A/B Trust, and hereby irrevocably constitutes and appoints _______________ attorney to transfer said Note on the registry books kept by the Indenture Trustee for that purpose with full power of substitution in the premises.


Dated                                      ------------------------------
------------------------------                        Signature


                  NOTE: The signature to the assignment must correspond to the name as written on the face of this Note in every particular, without any alteration or change whatsoever.


Signature Guarantee:
                    ---------------------------------------